                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-07261
              ----------------------------------------------------

                               CREDIT SUISSE TRUST
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                               J. Kevin Gao, Esq.
                               Credit Suisse Trust
                              466 Lexington Avenue
                          New York, New York 10017-3140

Registrant's telephone number, including area code: (212) 875-3500

Date of fiscal year end: December 31

Date of reporting period: January 1, 2004 to December 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE FUNDS

ANNUAL REPORT

DECEMBER 31, 2004

CREDIT SUISSE TRUST

- GLOBAL POST-VENTURE CAPITAL PORTFOLIO

CREDIT SUISSE TRUST (THE "TRUST") SHARES ARE NOT AVAILABLE DIRECTLY TO INDIVIDUAL INVESTORS, BUT MAY BE OFFERED ONLY THROUGH CERTAIN INSURANCE PRODUCTS AND PENSION AND RETIREMENT PLANS.

THE TRUST'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES (WHICH SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING), AND MORE COMPLETE INFORMATION ABOUT THE TRUST, ARE PROVIDED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-222-8977 OR BY WRITING TO CREDIT SUISSE TRUST, P.O. BOX 55030, BOSTON, MA 02205-5030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT 466 LEXINGTON AVE., NEW YORK, NY 10017-3140. THE TRUST IS ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.

THE VIEWS OF THE PORTFOLIO'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF DECEMBER 31, 2004; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. PORTFOLIO INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

CREDIT SUISSE TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT
December 31, 2004 (unaudited)

                                                                January 26, 2005

Dear Shareholder:

   For the 12 months ended December 31, 2004, Credit Suisse Trust -- Global Post-Venture Capital Portfolio(1) (the "Portfolio") had a gain of 17.99%, versus increases of 15.48% for the Russell MidCap(R) Growth Index(2) and 12.84% for the Morgan Stanley Capital International World Index.(3)

   Shareholders should be aware that effective on or about February 21, 2005, the Portfolio will change its investment strategies so that, under normal market conditions, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small companies from at least three countries, including the US. In connection with this change, the Portfolio will change its name to "Credit Suisse Trust -- Global Small Cap Portfolio."

THE MARKET: SOFT SUMMER, STRONG FOURTH QUARTER

   The US equity market began the period on a positive note, continuing a rally fueled by optimism over the economy and corporate profit growth. However, the market quickly encountered headwinds, mostly in the form of domestic and international political uncertainty, worries over rising interest rates and a surge in oil prices. Stocks languished into late October, but ended the year on a bright note when a decisive presidential election, better employment numbers and benign inflation helped ease risk concerns.

   Nearly all markets outside the US had positive returns for the period, with local results generally lifted for dollar-based investors as most major currencies strengthened verus the US dollar.

STRATEGIC REVIEW: OUTPERFORMANCE DRIVEN BY STOCK SELECTION

   The Portfolio had a good showing in both absolute and relative terms, aided by favorable stock selection in the technology sector. Our holdings had a collective double-digit gain, amid a lackluster environment for technology stocks globally. Tessera Technologies (1.7% of the Portfolio as of December 31, 2004), an intellectual property rights company catering to electronics chip makers, was a standout, benefiting from a favorable settlement in a copyright infringement dispute. The Portfolio's health care stocks also outperformed, led by Sepracor (1.9% of the Portfolio as of December 31, 2004), which was buoyed by the late-period FDA approval of its new insomnia drug. On the negative side regarding relative return, the Portfolio's consumer staples and industrial holdings underperformed.

   With respect to noteworthy recent portfolio activity, our purchases included Formfactor (0.6% of the Portfolio as of December 31, 2004), a leader in an emerging segment within the semiconductor capital equipment industry. The company manufactures wafer probe cards, which are used in the testing stage of semiconductor chip production. Our investment was based in part on our confidence in the company's new management team. We also purchased Herbalife (1.6% of the Portfolio as of December 31, 2004), a US-based distributor of health care products. The company plans a major expansion into China in 2005, which we think could be a source of sales and earnings growth going forward. Our sales late in the period included Urban Outfitters. The stock had strong performance in 2004, making it expensive based on our view of same-store sales comparisons as 2005 progresses.

GOING FORWARD: BOTTOM-UP APPROACH TO VENTURE-BACKED COMPANIES

   We intend to continue to narrow our large overweighting in the consumer discretionary area, especially in the US. After almost five years of uninterrupted growth in spending, US consumer buying patterns have begun to slow; we find apparel retail less attractive than other areas of consumer discretionary. At the same time, we have been increasing our exposure to hotels and entertainment companies, in the view that travel could pick up in 2005 in part due to increased tourism fueled by a weaker US dollar.

   As always, we maintain a bottom-up stock selection process that emphasizes companies we believe possess compelling business models, solid finances and the potential to deliver consistent earnings growth.

The Credit Suisse Global Post-Venture Capital Team

Calvin E. Chung
Leo M. Bernstein
Harry M. Jaffe
Chris Matyszewski

Credit Suisse Asset Management, LLC ("CSAM")

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. BECAUSE OF THE NATURE OF THE PORTFOLIO'S POST-VENTURE-CAPITAL INVESTMENTS AND CERTAIN AGGRESSIVE STRATEGIES IT MAY USE, AN INVESTMENT IN THE PORTFOLIO MAY NOT BE APPROPRIATE FOR ALL INVESTORS.

   IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE PORTFOLIO'S INVESTMENTS. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE PORTFOLIO COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE PORTFOLIO HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

[CHART]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
       CREDIT SUISSE TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO(1), THE
         RUSSELL MIDCAP(R) GROWTH INDEX(2) AND THE MSCI WORLD INDEX(3) FROM
                              INCEPTION (9/30/96).

                 CREDIT SUISSE TRUST --
                   GLOBAL POST-VENTURE    RUSSELL MIDCAP(R)   MSCI WORLD
                  CAPITAL PORTFOLIO(1)     GROWTH INDEX(2)     INDEX(3)
Sep-1996               $   10,000             $   10,000      $   10,000
Oct-1996               $    9,730             $    9,883      $   10,072
Nov-1996               $    9,760             $   10,465      $   10,638
Dec-1996               $    9,760             $   10,289      $   10,469
Jan-1997               $   10,200             $   10,744      $   10,597
Feb-1997               $    9,520             $   10,507      $   10,721
Mar-1997               $    8,870             $    9,914      $   10,511
Apr-1997               $    8,900             $   10,156      $   10,856
May-1997               $    9,880             $   11,066      $   11,528
Jun-1997               $   10,090             $   11,373      $   12,105
Jul-1997               $   10,950             $   12,461      $   12,664
Aug-1997               $   10,860             $   12,340      $   11,818
Sep-1997               $   11,570             $   12,964      $   12,462
Oct-1997               $   10,840             $   12,315      $   11,808
Nov-1997               $   10,840             $   12,444      $   12,019
Dec-1997               $   11,062             $   12,608      $   12,167
Jan-1998               $   10,932             $   12,381      $   12,508
Feb-1998               $   12,032             $   13,545      $   13,357
Mar-1998               $   12,742             $   14,113      $   13,923
Apr-1998               $   12,912             $   14,304      $   14,061
May-1998               $   12,022             $   13,716      $   13,887
Jun-1998               $   12,522             $   14,104      $   14,218
Jul-1998               $   11,312             $   13,500      $   14,197
Aug-1998               $    8,941             $   10,923      $   12,306
Sep-1998               $    9,591             $   11,749      $   12,526
Oct-1998               $    9,952             $   12,615      $   13,661
Nov-1998               $   10,762             $   13,465      $   14,475
Dec-1998               $   11,822             $   14,860      $   15,184
Jan-1999               $   12,182             $   15,305      $   15,519
Feb-1999               $   11,262             $   14,557      $   15,108
Mar-1999               $   12,132             $   15,368      $   15,740
Apr-1999               $   12,232             $   16,068      $   16,362
May-1999               $   12,062             $   15,861      $   15,767
Jun-1999               $   13,282             $   16,969      $   16,504
Jul-1999               $   12,682             $   16,428      $   16,456
Aug-1999               $   12,682             $   16,258      $   16,429
Sep-1999               $   12,702             $   16,119      $   16,272
Oct-1999               $   13,762             $   17,366      $   17,120
Nov-1999               $   15,832             $   19,164      $   17,604
Dec-1999               $   19,263             $   22,482      $   19,031
Jan-2000               $   18,983             $   22,478      $   17,944
Feb-2000               $   22,303             $   27,203      $   17,994
Mar-2000               $   22,383             $   27,230      $   19,240
Apr-2000               $   20,293             $   24,586      $   18,429
May-2000               $   19,073             $   22,793      $   17,965
Jun-2000               $   20,223             $   25,212      $   18,572
Jul-2000               $   19,613             $   23,616      $   18,051
Aug-2000               $   22,453             $   27,177      $   18,641
Sep-2000               $   21,683             $   25,848      $   17,652
Oct-2000               $   19,153             $   24,080      $   17,358
Nov-2000               $   15,172             $   18,848      $   16,307
Dec-2000               $   15,615             $   19,841      $   16,573
Jan-2001               $   16,085             $   20,974      $   16,895
Feb-2001               $   13,975             $   17,346      $   15,469
Mar-2001               $   12,107             $   14,863      $   14,456
Apr-2001               $   13,207             $   17,341      $   15,528
May-2001               $   12,955             $   17,259      $   15,335
Jun-2001               $   12,554             $   17,268      $   14,857
Jul-2001               $   11,671             $   16,104      $   14,661
Aug-2001               $   10,937             $   14,937      $   13,960
Sep-2001               $    9,367             $   12,468      $   12,732
Oct-2001               $    9,928             $   13,778      $   12,977
Nov-2001               $   10,719             $   15,262      $   13,747
Dec-2001               $   11,144             $   15,842      $   13,835
Jan-2002               $   10,719             $   15,328      $   13,417
Feb-2002               $   10,330             $   14,459      $   13,303
Mar-2002               $   10,868             $   15,562      $   13,894
Apr-2002               $   10,559             $   14,739      $   13,427
May-2002               $   10,249             $   14,299      $   13,458
Jun-2002               $    9,573             $   12,721      $   12,645
Jul-2002               $    8,358             $   11,484      $   11,580
Aug-2002               $    8,025             $   11,444      $   11,604
Sep-2002               $    7,246             $   10,535      $   10,331
Oct-2002               $    7,463             $   11,352      $   11,095
Nov-2002               $    8,014             $   12,241      $   11,696
Dec-2002               $    7,337             $   11,501      $   11,131
Jan-2003               $    7,108             $   11,389      $   10,795
Feb-2003               $    6,867             $   11,290      $   10,610
Mar-2003               $    6,753             $   11,500      $   10,581
Apr-2003               $    7,486             $   12,283      $   11,526
May-2003               $    8,369             $   13,464      $   12,190
Jun-2003               $    8,702             $   13,657      $   12,406
Jul-2003               $    9,057             $   14,144      $   12,660
Aug-2003               $    9,630             $   14,924      $   12,937
Sep-2003               $    9,688             $   14,634      $   13,019
Oct-2003               $   10,467             $   15,814      $   13,794
Nov-2003               $   10,582             $   16,238      $   14,007
Dec-2003               $   10,834             $   16,415      $   14,889
Jan-2004               $   11,350             $   16,956      $   15,132
Feb-2004               $   11,545             $   17,241      $   15,390
Mar-2004               $   11,522             $   17,208      $   15,294
Apr-2004               $   11,338             $   16,723      $   14,990
May-2004               $   11,293             $   17,118      $   15,137
Jun-2004               $   11,671             $   17,390      $   15,454
Jul-2004               $   10,731             $   16,239      $   14,953
Aug-2004               $   10,616             $   16,039      $   15,025
Sep-2004               $   10,880             $   16,637      $   15,314
Oct-2004               $   11,178             $   17,201      $   15,693
Nov-2004               $   12,107             $   18,089      $   16,524
Dec-2004               $   12,783             $   18,955      $   17,160

                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004(1)

 1 YEAR     5 YEARS     SINCE INCEPTION
 ------     -------     ---------------
 17.99%     (7.87)%          3.02%

   RETURNS REPRESENT PAST PERFORMANCE AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. THE CURRENT PERFORMANCE OF THE PORTFOLIO MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST. THE PERFORMANCE RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. PERFORMANCE INCLUDES THE EFFECT OF DEDUCTING EXPENSES, BUT DOES NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR VARIABLE CONTRACT OR PLAN. ACCORDINGLY, THE PROSPECTUS OF THE SPONSORING PARTICIPATING INSURANCE COMPANY SEPARATE ACCOUNT OR PLAN DOCUMENTS OR OTHER INFORMATIONAL MATERIALS SUPPLIED BY PLAN SPONSORS SHOULD BE CAREFULLY REVIEWED FOR INFORMATION ON RELEVANT CHARGES AND EXPENSES. EXCLUDING THESE CHARGES AND EXPENSES FROM QUOTATIONS OF PERFORMANCE HAS THE EFFECT OF INCREASING THE PERFORMANCE QUOTED, AND THE EFFECT OF THESE CHARGES SHOULD BE CONSIDERED WHEN COMPARING PERFORMANCE TO THAT OF OTHER MUTUAL FUNDS. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT www.csam.com/us.

----------
(1) Fee waivers and/or expense reimbursements reduced expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.
(2) The Russell Midcap(R) Growth Index measures the performance of those companies in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.
(3) The Morgan Stanley Capital International World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

INFORMATION ABOUT YOUR PORTFOLIO'S EXPENSES

   As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

   The table illustrates your Portfolio's expenses in two ways:

   - ACTUAL PORTFOLIO RETURN. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

   - HYPOTHETICAL 5% PORTFOLIO RETURN. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period.

   Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

                    EXPENSES AND VALUE OF A $1,000 INVESTMENT
                FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2004

ACTUAL PORTFOLIO RETURN
Beginning Account Value 7/01/04                              $ 1,000.00
Ending Account Value 12/31/04                                $ 1,095.30
Expenses Paid per $1,000*                                    $     7.37

HYPOTHETICAL 5% PORTFOLIO RETURN
Beginning Account Value 7/01/04                              $ 1,000.00
Ending Account Value 12/31/04                                $ 1,018.10
Expenses Paid per $1,000*                                    $     7.10

ANNUALIZED EXPENSE RATIOS*                                         1.40%

----------
* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF YEAR PERIOD, THEN DIVIDED BY 366.

     THE "EXPENSES PAID PER $1,000" AND THE "ANNUALIZED EXPENSE RATIOS" IN THE TABLES ARE BASED ON ACTUAL EXPENSES PAID BY THE PORTFOLIO DURING THE PERIOD, NET OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IF THOSE FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS HAD NOT BEEN IN EFFECT, THE PORTFOLIO'S ACTUAL EXPENSES WOULD HAVE BEEN HIGHER.

For more information, please refer to the Portfolio's prospectus.

[CHART]

SECTOR BREAKDOWN*

Information Technology         26.5%
Consumer Discretionary         21.0%
Health Care                    15.0%
Industrials                    14.2%
Financials                      7.5%
Short-Term Investments          4.9%
Consumer Staples                4.2%
Limited Partnerships            1.9%
Telecommunication Services      1.8%
Materials                       1.6%
Energy                          1.4%

----------
* The Portfolio's sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

CREDIT SUISSE TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2004

                                                                       NUMBER OF
                                                                        SHARES            VALUE
                                                                    --------------   --------------
COMMON STOCKS (91.8%)
AUSTRALIA (0.9%)
MACHINERY (0.9%)
    Bradken, Ltd.*                                                         449,431   $      972,373
                                                                                     --------------
TOTAL AUSTRALIA                                                                             972,373
                                                                                     --------------
CANADA (4.5%)
COMPUTERS & PERIPHERALS (1.4%)
    ATI Technologies, Inc.*                                                 79,600        1,543,444
                                                                                     --------------
LEISURE EQUIPMENT & PRODUCTS (1.5%)
    Mega Bloks*                                                             64,960        1,032,832
    Mega Bloks, Rule 144A*@                                                 37,100          589,872
                                                                                     --------------
                                                                                          1,622,704
                                                                                     --------------
SPECIALTY RETAIL (1.6%)
    Gildan Activewear, Inc. Class A*                                        52,500        1,784,475
                                                                                     --------------
TOTAL CANADA                                                                              4,950,623
                                                                                     --------------
CHINA (3.3%)
AIRLINES (1.2%)
    Air China, Ltd. Series H*                                            3,390,000        1,308,426
                                                                                     --------------
COMMUNICATIONS EQUIPMENT (0.0%)
    ZTE Corp.*                                                              12,600           40,769
                                                                                     --------------
INTERNET SOFTWARE & SERVICES (2.1%)
    Netease.com, Inc. ADR*~                                                 13,650          721,130
    Shanda Interactive Entertainment, Ltd. ADR*~                            37,095        1,576,537
                                                                                     --------------
                                                                                          2,297,667
                                                                                     --------------
TOTAL CHINA                                                                               3,646,862
                                                                                     --------------
DENMARK (1.3%)
ELECTRICAL EQUIPMENT (1.3%)
    Vestas Wind Systems AS*                                                119,200        1,481,138
                                                                                     --------------
TOTAL DENMARK                                                                             1,481,138
                                                                                     --------------
FRANCE (2.5%)
OFFICE ELECTRONICS (2.5%)
    Neopost SA                                                              35,835        2,785,659
                                                                                     --------------
TOTAL FRANCE                                                                              2,785,659
                                                                                     --------------
GERMANY (0.6%)
BIOTECHNOLOGY (0.6%)
    Epigenomics AG*~                                                        53,020          624,824
                                                                                     --------------
TOTAL GERMANY                                                                               624,824
                                                                                     --------------

                See Accompanying Notes to Financial Statements.

                                                                       NUMBER OF
                                                                        SHARES            VALUE
                                                                    --------------   --------------
COMMON STOCKS
IRELAND (1.8%)
AIRLINES (1.8%)
    Ryanair Holdings PLC*                                                   80,300   $      573,336
    Ryanair Holdings PLC ADR*~                                              33,580        1,368,385
                                                                                     --------------
TOTAL IRELAND                                                                             1,941,721
                                                                                     --------------
ISRAEL (1.3%)
INTERNET SOFTWARE & SERVICES (1.3%)
    Check Point Software Technologies, Ltd.*                                57,200        1,408,836
                                                                                     --------------
TOTAL ISRAEL                                                                              1,408,836
                                                                                     --------------
JAPAN (10.0%)
CHEMICALS (1.6%)
    Kuraray Company, Ltd.                                                  194,000        1,742,914
                                                                                     --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.8%)
    Nidec Corp.~                                                            15,900        1,946,775
                                                                                     --------------
HOTELS, RESTAURANTS & LEISURE (1.6%)
    Round One Corp.~                                                           844        1,731,730
                                                                                     --------------
INTERNET SOFTWARE & SERVICES (1.7%)
    Softbank Corp.~                                                         39,600        1,930,879
                                                                                     --------------
MEDIA (1.5%)
    usen Corp.                                                              71,000        1,680,038
                                                                                     --------------
SPECIALTY RETAIL (1.8%)
    USS Company, Ltd.                                                       23,610        1,982,577
                                                                                     --------------
TOTAL JAPAN                                                                              11,014,913
                                                                                     --------------
NETHERLANDS (1.3%)
FOOD PRODUCTS (1.3%)
    Nutreco Holdings NV                                                     53,530        1,470,468
                                                                                     --------------
TOTAL NETHERLANDS                                                                         1,470,468
                                                                                     --------------
NORWAY (1.3%)
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.3%)
    Tandberg ASA~                                                          111,030        1,380,470
                                                                                     --------------
TOTAL NORWAY                                                                              1,380,470
                                                                                     --------------
SOUTH KOREA (1.6%)
MACHINERY (1.6%)
    Samsung Heavy Industries Company, Ltd.                                 282,300        1,756,081
                                                                                     --------------
TOTAL SOUTH KOREA                                                                         1,756,081
                                                                                     --------------
SWEDEN (4.2%)
HEALTHCARE EQUIPMENT & SUPPLIES (2.4%)
    Getinge AB Class B~                                                    216,400        2,691,990
                                                                                     --------------

                See Accompanying Notes to Financial Statements.

                                                                       NUMBER OF
                                                                        SHARES            VALUE
                                                                    --------------   --------------
COMMON STOCKS
SWEDEN
MACHINERY (1.8%)
    Alfa Laval AB~                                                         119,800   $    1,936,157
                                                                                     --------------
TOTAL SWEDEN                                                                              4,628,147
                                                                                     --------------
SWITZERLAND (1.7%)
HEALTHCARE EQUIPMENT & SUPPLIES (1.7%)
    Nobel Biocare Holding AG                                                10,328        1,866,259
                                                                                     --------------
TOTAL SWITZERLAND                                                                         1,866,259
                                                                                     --------------
UNITED KINGDOM (13.2%)
AUTOMOBILE PARTS & EQUIPMENT (2.0%)
    Halfords Group PLC                                                     374,720        2,230,219
                                                                                     --------------
COMMERCIAL SERVICES & SUPPLIES (2.0%)
    Michael Page International PLC                                         612,750        2,196,896
                                                                                     --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.7%)
    COLT Telecom Group PLC*~                                             2,133,580        1,923,860
                                                                                     --------------
HOTELS, RESTAURANTS & LEISURE (4.1%)
    Enterprise Inns PLC                                                    175,270        2,667,105
    William Hill PLC*                                                      167,810        1,818,342
                                                                                     --------------
                                                                                          4,485,447
                                                                                     --------------
INSURANCE (1.6%)
    Admiral Group PLC*                                                     285,780        1,769,459
                                                                                     --------------
SOFTWARE (1.8%)
    Sage Group PLC                                                         500,300        1,940,841
                                                                                     --------------
TOTAL UNITED KINGDOM                                                                     14,546,722
                                                                                     --------------
UNITED STATES (42.3%)
COMMERCIAL SERVICES & SUPPLIES (1.4%)
    Greenfield Online, Inc.*                                                47,600        1,046,724
    Knoll, Inc.*                                                            29,600          518,000
                                                                                     --------------
                                                                                          1,564,724
                                                                                     --------------
COMMUNICATIONS EQUIPMENT (3.0%)
    Harmonic, Inc.*~                                                        69,400          578,796
    Kanbay International, Inc.*~                                            88,500        2,770,050
                                                                                     --------------
                                                                                          3,348,846
                                                                                     --------------
COMPUTERS & PERIPHERALS (1.1%)
    Avid Technology, Inc.*                                                  20,200        1,247,350
                                                                                     --------------
CONSTRUCTION & ENGINEERING (1.3%)
    Infrasource Services, Inc.*                                            110,400        1,435,200
                                                                                     --------------
DIVERSIFIED FINANCIALS (5.9%)
    Affiliated Managers Group, Inc.*~                                       29,400        1,991,556
    E*TRADE Financial Corp.*                                               140,800        2,104,960
    Franklin Resources, Inc.                                                34,600        2,409,890
                                                                                     --------------
                                                                                          6,506,406
                                                                                     --------------

                 See Accompanying Notes to Financial Statements.

                                                                       NUMBER OF
                                                                        SHARES            VALUE
                                                                    --------------   --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.0%)
    Broadcom Corp. Class A*                                                 34,600   $    1,116,888
                                                                                     --------------
FOOD & DRUG RETAILING (0.9%)
    Whole Foods Market, Inc.                                                10,700        1,020,245
                                                                                     --------------
FOOD PRODUCTS (1.9%)
    Herbalife, Ltd.~                                                       130,000        2,112,500
                                                                                     --------------
HEALTHCARE PROVIDERS & SERVICES (7.9%)
    AMERIGROUP Corp.*~                                                      22,700        1,717,482
    Centene Corp.*                                                          71,400        2,024,190
    Pediatrix Medical Group, Inc.*                                          16,100        1,031,205
    Psychiatric Solutions, Inc.*                                            40,876        1,494,427
    United Surgical Partners International, Inc.*~                          59,100        2,464,470
                                                                                     --------------
                                                                                          8,731,774
                                                                                     --------------
HOTELS, RESTAURANTS & LEISURE (2.8%)
    Panera Bread Co. Class A*~                                              27,500        1,108,800
    Starwood Hotels & Resorts Worldwide, Inc.                               33,000        1,927,200
                                                                                     --------------
                                                                                          3,036,000
                                                                                     --------------
HOUSEHOLD DURABLES (1.1%)
    Yankee Candle Company, Inc.*                                            35,700        1,184,526
                                                                                     --------------
INTERNET SOFTWARE & SERVICES (1.9%)
    Corillian Corp.*                                                       121,100          595,812
    Digitas, Inc.*                                                         157,600        1,505,080
                                                                                     --------------
                                                                                          2,100,892
                                                                                     --------------
MEDIA (1.4%)
    Radio One, Inc. Class A*                                                95,200        1,532,720
                                                                                     --------------
MULTILINE RETAIL (1.0%)
    Dollar Tree Stores, Inc.*                                               37,100        1,064,028
                                                                                     --------------
OIL & GAS (1.4%)
    Newfield Exploration Co.*                                               26,000        1,535,300
                                                                                     --------------
PHARMACEUTICALS (2.3%)
    Sepracor, Inc.*~                                                        42,100        2,499,477
                                                                                     --------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (5.4%)
    Cascade Microtech, Inc.*~                                               22,500          301,950
    Cymer, Inc.*                                                            50,300        1,485,862
    FormFactor, Inc.*                                                       30,200          819,628
    Integrated Circuit Systems, Inc.*                                       48,900        1,022,988
    Tessera Technologies, Inc.*                                             60,900        2,266,089
                                                                                     --------------
                                                                                          5,896,517
                                                                                     --------------

                See Accompanying Notes to Financial Statements.

                                                                       NUMBER OF
                                                                        SHARES            VALUE
                                                                    --------------   --------------
COMMON STOCKS
UNITED STATES
SPECIALTY RETAIL (0.6%)
    Hot Topic, Inc.*                                                        39,500   $      679,005
                                                                                     --------------
TOTAL UNITED STATES                                                                      46,612,398
                                                                                     --------------

TOTAL COMMON STOCKS (Cost $71,889,957)                                                  101,087,494
                                                                                     --------------
PREFERRED STOCKS (0.9%)
UNITED STATES (0.9%)
CONSUMER SERVICES (0.9%)
    PRN Corp.*++ (Cost $711,000)                                            79,000        1,038,850
                                                                                     --------------
WARRANT (0.0%)
UNITED STATES (0.0%)
CONSUMER SERVICES (0.0%)
    PRN Corp. strike $0.01, expires August 2011*++ (Cost $0)                18,283                0
                                                                                     --------------
LIMITED PARTNERSHIPS (1.9%)
UNITED STATES (1.9%)
VENTURE CAPITAL (1.9%)
    Austin Ventures VIII L.P.*++                                           293,335          236,881
    CVC European Equity III L.P.*++                                        696,182          634,954
    Madison Dearborn Capital Partners IV, L.P.*++                          534,345          440,849
    Oak Investment Partners X L.P.*++                                    1,063,455          734,081
                                                                                     --------------

TOTAL LIMITED PARTNERSHIPS (Cost $2,076,911)                                              2,046,765
                                                                                     --------------
SHORT-TERM INVESTMENTS (24.2%)
    State Street Navigator Prime Fund~~                                 21,278,466       21,278,466

                                                                         PAR
                                                                        (000)
                                                                    --------------
    State Street Bank and Trust Co. Euro Time Deposit,
       1.400%, 1/03/05                                              $        5,366        5,366,000
                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS (Cost $26,644,466)                                          26,644,466
                                                                                     --------------
TOTAL INVESTMENTS AT VALUE (118.8%) (Cost $101,322,334)                                 130,817,575

LIABILITIES IN EXCESS OF OTHER ASSETS (-18.8%)                                          (20,707,983)
                                                                                     --------------

NET ASSETS (100.0%)                                                                  $  110,109,592
                                                                                     ==============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

----------
*    Non-income producing security.
@ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities amounted to a value of $589,872 or 0.5% of net assets.
++ Restricted security; not readily marketable; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.
~    Security or portion thereof is out on loan.
~~ Represents security purchased with cash collateral received for securities on loan.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS
    Investments at value, including collateral for securities
      on loan of $21,278,466 (Cost $101,322,334) (Note 1)             $   130,817,575(1)
    Cash                                                                          777
    Foreign currency at value (Cost $200,205)                                 212,205
    Receivable for investments sold                                           541,729
    Dividend and interest receivable                                           93,622
    Receivable for portfolio shares sold                                       56,031
    Prepaid expenses and other assets                                          14,443
                                                                      ---------------
      Total Assets                                                        131,736,382
                                                                      ---------------

LIABILITIES
    Advisory fee payable (Note 2)                                             113,927
    Administrative services fee payable (Note 2)                               22,306
    Payable upon return of securities loaned (Note 1)                      21,278,466
    Payable for portfolio shares redeemed                                     117,155
    Payable for investments purchased                                          45,900
    Other accrued expenses payable                                             49,036
                                                                      ---------------
      Total Liabilities                                                    21,626,790
                                                                      ---------------

NET ASSETS
    Capital stock, $0.001 par value (Note 6)                                    9,873
    Paid-in capital (Note 6)                                              153,219,267
    Accumulated net investment loss                                            (6,484)
    Accumulated net realized loss on investments and foreign
      currency transactions                                               (72,621,527)
    Net unrealized appreciation from investments and foreign
      currency translations                                                29,508,463
                                                                      ---------------
      Net Assets                                                      $   110,109,592
                                                                      ===============
    Shares outstanding                                                      9,873,453
                                                                      ---------------
    Net asset value, offering price, and redemption price per share   $         11.15
                                                                      ===============

----------
(1)  Including $20,567,559 of secutities on loan.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

INVESTMENT INCOME (Note 1)
    Dividends                                                         $       594,843
    Interest                                                                   32,365
    Securities lending                                                         64,218
    Net investment loss allocated from partnerships                           (44,455)
    Foreign taxes withheld                                                    (62,261)
                                                                      ---------------
      Total investment income                                                 584,710
                                                                      ---------------

EXPENSES
    Investment advisory fees (Note 2)                                       1,337,945
    Administrative services fees (Note 2)                                     176,695
    Custodian fees                                                             36,422
    Legal fees                                                                 36,230
    Printing fees (Note 2)                                                     28,380
    Audit fees                                                                 23,090
    Insurance expense                                                          16,663
    Transfer agent fees                                                         8,037
    Commitment fees (Note 3)                                                    2,886
    Trustees' fees                                                              2,602
    Registration fees                                                           2,227
    Miscellaneous expense                                                       6,666
                                                                      ---------------
      Total expenses                                                        1,677,843
    Less: fees waived (Note 2)                                               (179,344)
                                                                      ---------------
      Net expenses                                                          1,498,499
                                                                      ---------------
       Net investment loss                                                   (913,789)
                                                                      ---------------

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS AND
   FOREIGN CURRENCY RELATED ITEMS
    Net realized gain from investments                                      9,259,607
    Net realized gain on foreign currency transactions                         26,505
    Net change in unrealized appreciation (depreciation) from
      investments                                                           7,344,323
    Net change in unrealized appreciation (depreciation) from
      foreign currency translations                                            11,420
                                                                      ---------------
    Net realized and unrealized gain from investments and
      foreign currency related items                                       16,641,855
                                                                      ---------------
    Net increase in net assets resulting from operations              $    15,728,066
                                                                      ===============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FOR THE YEAR       FOR THE YEAR
                                                                        ENDED              ENDED
                                                                  DECEMBER 31, 2004   DECEMBER 31, 2003
                                                                  -----------------   -----------------
FROM OPERATIONS
  Net investment loss                                             $        (913,789)  $        (683,327)
  Net realized gain (loss) on investments and foreign
    currency transactions                                                 9,286,112          (1,578,432)
  Net change in unrealized appreciation (depreciation) from
    investments and foreign currency translations                         7,355,743          30,798,126
                                                                  -----------------   -----------------
    Net increase in net assets resulting from operations                 15,728,066          28,536,367
                                                                  -----------------   -----------------

FROM CAPITAL SHARE TRANSACTIONS (Note 6)
  Proceeds from sale of shares                                           35,955,192          60,688,150
  Net asset value of shares redeemed                                    (44,150,961)        (47,279,820)
                                                                  -----------------   -----------------
    Net increase (decrease) in net assets from capital share
      transactions                                                       (8,195,769)         13,408,330
                                                                  -----------------   -----------------
  Net increase in net assets                                              7,532,297          41,944,697

NET ASSETS
  Beginning of year                                                     102,577,295          60,632,598
                                                                  -----------------   -----------------
  End of year                                                     $     110,109,592   $     102,577,295
                                                                  =================   =================
  Undistributed net investment income (loss)                      $          (6,484)  $           6,573
                                                                  =================   =================

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Year)

                                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------------
                                                       2004             2003            2002            2001           2000(1)
                                                    -----------     -----------     -----------     -----------     -----------
PER SHARE DATA
  Net asset value, beginning of year                $      9.45     $      6.40     $      9.72     $     13.62     $     19.26
                                                    -----------     -----------     -----------     -----------     -----------
INVESTMENT OPERATIONS
  Net investment loss                                     (0.09)          (0.06)          (0.08)          (0.09)          (0.09)
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                         1.79            3.11           (3.24)          (3.81)          (3.56)
                                                    -----------     -----------     -----------     -----------     -----------
      Total from investment operations                     1.70            3.05           (3.32)          (3.90)          (3.65)
                                                    -----------     -----------     -----------     -----------     -----------

LESS DISTRIBUTIONS
  Distributions from net realized gains                      --              --              --              --           (1.99)
                                                    -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, END OF YEAR                        $     11.15     $      9.45     $      6.40     $      9.72     $     13.62
                                                    ===========     ===========     ===========     ===========     ===========
      Total return(2)                                     17.99%          47.66%         (34.16)%        (28.63)%        (18.94)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of year (000s omitted)            $   110,110     $   102,577     $    60,633     $   160,658     $   168,034
    Ratio of expenses to average net assets(3)             1.40%           1.40%           1.40%           1.40%           1.42%
    Ratio of net investment loss to average
      net assets                                          (0.85)%         (0.94)%         (0.90)%         (0.84)%         (0.75)%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                 0.17%           0.23%           0.31%           0.21%           0.11%
  Portfolio turnover rate                                    79%             86%             86%            121%             69%

----------
(1) Certain distribution amounts have been reclassified to conform to the current year presentation.

(2) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(3) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .02% for the year ended December 31, 2000. The Portfolio's net operating expense ratio after reflecting these arrangements was 1.40% for the year ended December 31, 2000. For the years ended December 31, 2004, 2003, 2002 and 2001, there was no effect on the net operating expense ratio because of transfer agent credits.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2004

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse Trust, (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently offers eight managed investment portfolios of which one, the Global Post-Venture Capital Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks long-term growth of capital. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995.

   A) SECURITY VALUATION -- The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

   The Portfolio initially values its investments in private-equity portfolios ("Private Funds") at the amount invested in the Private Funds, less related expenses, where identifiable, unless and until Credit Suisse Asset

Management, LLC ("CSAM") determines that such value does not represent fair value. Thereafter, investments in Private Funds held by the Portfolio are valued at their "fair values" using procedures approved by the Board of Trustees. CSAM shall review daily the Portfolio's fair valued securities.

   B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments in EQUITY securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolio isolates that portion of realized gains and losses on investments in DEBT securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

   C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

   E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

   F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   G) SHORT TERM INVESTMENTS -- The Portfolio, together with other funds/portfolios advised by CSAM, an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by CSAM. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

   H) FORWARD FOREIGN CURRENCY CONTRACTS -- The Portfolio may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Portfolio will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At December 31, 2004, the Portfolio had no open forward foreign currency contracts.

   I) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity is pooled together with cash collateral for other funds/portfolios advised by CSAM and may be invested in a variety of investments, including certain CSAM-advised funds, funds advised by SSB, the Portfolio's securities lending agent or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

   The market value of securities on loan to brokers and the value of collateral held by the Portfolio with respect to such loans at December 31, 2004 is as follow:

           MARKET VALUE OF           VALUE OF
          SECURITIES LOANED     COLLATERAL RECEIVED
          -----------------     -------------------
            $  20,567,559          $  21,278,466

   Prior to March 17, 2004, Credit Suisse First Boston ("CFSB"), an affiliate of CSAM, had been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio earned no income from securities lending through the period ended March 17, 2004.

   Effective March 17, 2004, SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities, with the Portfolio receiving 70% and SSB receiving 30% of the earnings from the investment of cash collateral or any other securities lending income in accordance with the provisions of the securities lending agency agreement. The Portfolio may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

   J) PARTNERSHIP ACCOUNTING POLICY -- The Portfolio records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Portfolio's Statement of Operations.

   K) OTHER -- The Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

   The Portfolio may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income or gains are earned.

   The Portfolio may invest up to 15% of its net assets in non-publicly traded securities. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from such sales could differ from the price originally paid by the Portfolio or the current carrying values, and the difference could be material.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM serves as investment adviser for the Portfolio. For its investment advisory services, CSAM is entitled to receive a fee from the Portfolio at an annual rate of 1.25% of the Portfolio's average daily net assets. For the year ended December 31, 2004, investment advisory fees earned and voluntarily waived for the Portfolio were $1,337,945 and $179,344, respectively. CSAM will not recapture from the Portfolio any fees it waived during the fiscal year ended December 31, 2004.

   Credit Suisse Asset Management Limited (CSAM U.K.) ("CSAM Ltd. U.K."), Credit Suisse Asset Management Limited (CSAM Japan) ("CSAM Ltd. Japan") and Credit Suisse Asset Management Limited (CSAM Australia) ("CSAM Ltd. Australia"), each an affiliate of CSAM, are sub-investment advisers to the Portfolio. CSAM Ltd. U.K., CSAM Ltd. Japan and CSAM Ltd. Australia's sub-investment advisory fees are paid by CSAM out of CSAM's net investment advisory fee and are not paid by the Portfolio. As of December 3, 2004, CSAM Ltd. Japan no longer serves as sub-investment adviser to the Portfolio.

   Prior to July 30, 2004 (the "Effective Date"), Abbott Capital Management, LLC ("Abbott Capital") served as sub-investment adviser for the Portfolio's assets invested in Private Funds. Pursuant to the sub-advisory agreement between Abbott Capital and CSAM, Abbott Capital was entitled to a quarterly fee from CSAM at the annual rate of 1.00% of the value of the Portfolio's Private Funds as of the end of each calendar quarter, which fee amount or a portion thereof could be waived by Abbott Capital. No compensation was paid by the Portfolio to Abbott Capital for its sub-investment advisory services. As of the Effective Date, Abbott Capital no longer serves as the Portfolio's sub-investment advisor. A portfolio management team at CSAM makes the Portfolio's day-to-day investment decisions with respect to Private Funds. CSAM retains all fees previously payable to Abbott Capital.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and SSB serve as co-administrators to the Portfolio.

   For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.10% of the average daily net assets. For the year ended December 31, 2004, co-administrative services fees earned by CSAMSI were $107,036.

   For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee schedule calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio subject to an annual minimum fee.

          AVERAGE DAILY NET ASSETS                 ANNUAL RATE
          ------------------------        ----------------------------------
          First $5 billion                0.050% of average daily net assets
          Next $5 billion                 0.035% of average daily net assets
          Over $10 billion                0.020% of average daily net assets

   For the year ended December 31, 2004, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $69,659.

   In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2004, Merrill was paid $13,636 for its services to the Portfolio.

NOTE 3. LINE OF CREDIT

   The Portfolio, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2004, and during the year ended December 31, 2004, the Portfolio had no borrowings under the Credit Facility.

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the year ended December 31, 2004, purchases and sales of investment securities (excluding short-term investments) were $80,925,659 and $91,181,773, respectively.

NOTE 5. RESTRICTED SECURITIES

   Certain investments of the Portfolio are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The table below shows the number of shares held, the acquisition dates, aggregate costs, fair values as of December 31, 2004, the value per share of such securities, the percentage of net assets which the securities represent, the distributions received from each investment and the open commitments. The Portfolio does not have the right to demand that such securities be registered.

                                             NUMBER
                          SECURITY             OF         ACQUISITION                      FAIR
SECURITY                    TYPE             SHARES          DATE            COST          VALUE
------------------    ------------------  -------------  -------------  -------------  -------------
Austin Ventures
  VIII L.P.           Ltd. Partnership          293,335     7/13/01     $     250,513  $     236,881
CVC European
  Equity III L.P.     Ltd. Partnership          696,182     9/04/01           531,875        634,954
Madison
  Dearborn Capital
  Partners IV, L.P.   Ltd. Partnership          534,345     4/02/01           445,996        440,849
Oak Investment
  Partners X L.P.     Ltd. Partnership        1,063,455     1/18/01           848,526        734,081
PRN Corp.             Preferred Stock            79,000     8/13/01           711,000      1,038,850
PRN Corp.                 Warrant                18,283     8/14/01                --             --
                                                                        -------------  -------------
                                                                        $   2,787,910  $   3,085,615
                                                                        =============  =============

                                    PERCENTAGE
                      VALUE PER         OF         DISTRIBUTIONS      OPEN
SECURITY                SHARE       NET ASSETS       RECEIVED      COMMITMENTS
------------------  -------------  -------------   -------------  -------------
Austin Ventures
  VIII L.P.         $        0.81           0.22%  $      39,584  $     259,998
CVC European
  Equity III L.P.            0.91           0.58%        241,697        303,818
Madison
  Dearborn Capital
  Partners IV, L.P.          0.83           0.40%         96,447        465,655
Oak Investment
  Partners X L.P.            0.69           0.67%        192,858        436,545
PRN Corp.                   13.15           0.94%             --             --
PRN Corp.                      --             --              --             --
                                   -------------   -------------  -------------
                                            2.81%  $     570,586  $   1,466,016
                                   =============   =============  =============

NOTE 6. CAPITAL SHARE TRANSACTIONS

   The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

                            FOR THE YEAR ENDED     FOR THE YEAR ENDED
                             DECEMBER 31, 2004      DECEMBER 31, 2003
                            ------------------     ------------------
  Shares sold                      3,577,338               7,854,852
  Shares redeemed                 (4,558,615)             (6,480,897)
                                  ----------              ----------
  Net increase (decrease)           (981,277)              1,373,955
                                  ==========              ==========

   On December 31, 2004, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio were as follows:

                        NUMBER OF       APPROXIMATE PERCENTAGE
                       SHAREHOLDERS      OF OUTSTANDING SHARES
                       ------------     ----------------------
                            5                     74%

   Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

NOTE 7. FEDERAL INCOME TAXES

   Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales, post October losses, and gains and losses from investments in partnerships.

   At December 31, 2004, the components of distributable earnings on a tax basis were as follows:

     Accumulated net realized loss          $    (72,621,526)
     Unrealized appreciation                      29,508,462
     Undistributed Ordinary Loss -- Other             (6,484)
                                            ----------------
                                            $    (43,119,548)
                                            ================

   At December 31, 2004, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

                             EXPIRES DECEMBER 31,
                ---------------------------------------------
                    2009             2010             2011
                -------------    -------------    ------------
                $  48,267,661    $  19,475,667    $  4,878,198

   During the tax year ended December 31, 2004, the Portfolio has utilized $8,989,723 of the capital loss carryforward.

   Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2004 the Portfolio elected to defer net losses arising between November 1, 2004 and December 31, 2004 as follows:

                              CURRENCY      CAPITAL
                              --------      --------
                              $  6,484        $  --

   At December 31, 2004, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $101,322,334, $30,473,029, $(977,788) and $29,495,241, respectively.

   At December 31, 2004, the Portfolio reclassified $874,227 from paid-in capital and $26,505 from accumulated net realized loss from investments to accumulated net investment loss, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of net operating losses, and foreign currency transactions. Net assets were not affected by these reclassifications.

NOTE 8. CONTINGENCIES

   In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

CREDIT SUISSE TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Credit Suisse Trust and Shareholders of Credit Suisse Trust -- Global Post-Venture Capital Portfolio:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Post-Venture Capital Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 7, 2005

CREDIT SUISSE TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
INFORMATION CONCERNING TRUSTEES AND OFFICERS (UNAUDITED)

                                          TERM                                      NUMBER OF
                                          OF OFFICE(1)                              PORTFOLIOS IN
                                          AND                                       FUND
                           POSITION(S)    LENGTH        PRINCIPAL                   COMPLEX         OTHER
NAME, ADDRESS AND          HELD WITH      OF TIME       OCCUPATION(S) DURING        OVERSEEN BY     DIRECTORSHIPS
DATE OF BIRTH              TRUST          SERVED        PAST FIVE YEARS             TRUSTEE         HELD BY TRUSTEE
-------------------------  -------------  ------------  --------------------------  --------------  --------------------------
INDEPENDENT TRUSTEES

Richard H. Francis         Trustee,       Since         Currently retired           41              None
c/o Credit Suisse Asset    Nominating     1999
Management, LLC            and Audit
466 Lexington Avenue       Committee
New York, New York         Member
10017-3140

Date of Birth: 04/23/32

Jeffrey E. Garten          Trustee,       Since         Dean of Yale School of      40              Director of Aetna, Inc.
Box 208200                 Nominating     1998(2)       Management and William S.                   (insurance company);
New Haven, Connecticut     and Audit                    Beinecke Professor in the                   Director of Calpine
06520-8200                 Committee                    Practice of International                   Corporation (energy
                           Member                       Trade and Finance from                      provider); Director of
Date of Birth: 10/29/46                                 November 1995 to present.                   CarMax Group (used car
                                                                                                    dealers).

Peter F. Krogh             Trustee,       Since         Dean Emeritus and           40              Director of Carlisle
301 ICC                    Nominating     2001          Distinguished Professor                     Companies Incorporated
Georgetown University      Committee                    of International Affairs                    (diversified
Washington, DC 20057       Chairman and                 at the Edmund A. Walsh                      manufacturing company).
                           Audit                        School of Foreign
Date of Birth: 02/11/37    Committee                    Service, Georgetown
                           Member                       University from June 1995
                                                        to present.

James S. Pasman, Jr.       Trustee,       Since         Currently retired           42              Director of Education
c/o Credit Suisse Asset    Nominating     1999                                                      Management Corp.
Management, LLC            and Audit
466 Lexington Avenue       Committee
New York, New York         Member
10017-3140

Date of Birth: 12/20/30

----------
(1) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
(2) Mr. Garten was initially appointed as a Trustee of the Trust on February 6, 1998. He resigned as Trustee on February 3, 2000, and was subsequently re-appointed on December 21, 2000.

                                          TERM                                      NUMBER OF
                                          OF OFFICE(1)                              PORTFOLIOS IN
                                          AND                                       FUND
                           POSITION(S)    LENGTH        PRINCIPAL                   COMPLEX         OTHER
NAME, ADDRESS AND          HELD WITH      OF TIME       OCCUPATION(S) DURING        OVERSEEN BY     DIRECTORSHIPS
DATE OF BIRTH              TRUST          SERVED        PAST FIVE YEARS             TRUSTEE         HELD BY TRUSTEE
-------------------------  -------------  ------------  --------------------------  --------------  --------------------------
INDEPENDENT TRUSTEES

Steven N. Rappaport        Trustee,       Since         Partner of Lehigh Court,    42              Director of Presstek,
Lehigh Court, LLC          Nominating     1999          LLC and RZ Capital                          Inc. (digital imaging
40 East 52nd Street        Committee                    (private investment                         technologies company);
New York, New York         Member and                   firms) from July 2002 to                    Director of Wood
10022                      Audit                        present; Transition                         Resources, LLC (plywood
                           Committee                    Adviser to SunGard                          manufacturing company).
Date of Birth: 07/10/48    Chairman                     Securities Finance, Inc.
                                                        from February 2002 to
                                                        July 2002; President of
                                                        SunGard Securities
                                                        Finance, Inc. from 2001
                                                        to February 2002;
                                                        President of Loanet, Inc.
                                                        (on-line accounting
                                                        service) from 1997 to
                                                        2001.

INTERESTED TRUSTEES

Michael E. Kenneally(3)    Chairman       Since         Chairman and Global Chief   44              None
Credit Suisse Asset        and Chief      2004          Executive Officer of CSAM
Management, LLC            Executive                    since 2003; Chairman and
466 Lexington Avenue       Officer                      Chief Investment Officer
New York, New York                                      of Banc of America
10017-3140                                              Capital Management from
                                                        1998 to March 2003.
Date of Birth: 03/30/54

William W. Priest(4)       Trustee        Since         Chief Executive Officer     47              Director of Globe
Epoch Investment Partners                 1999          of J Net Enterprises,                       Wireless, LLC (maritime
667 Madison Avenue                                      Inc. (technology holdings                   communication company);
New York, New York                                      company) since June 2004;                   Director of InfraRed X
10021                                                   Chief Executive Officer                     (medical device company);
                                                        of Epoch Investment                         Director of J Net
Date of Birth: 09/24/41                                 Partners, Inc. since                        Enterprises, Inc.
                                                        April 2004; Co-Managing
                                                        Partner, Steinberg Priest
                                                        & Sloane Capital
                                                        Management, LLC from 2001
                                                        to March 2004; Chairman
                                                        and Managing Director of
                                                        CSAM from 2000 to
                                                        February 2001; Chief
                                                        Executive Officer and
                                                        Managing Director of CSAM
                                                        from 1990 to 2000.

----------
(3) Mr. Kenneally is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act because he is an officer of CSAM.
(4) Mr. Priest is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act because he provided consulting services to CSAM within the last two years (ended 12/31/02).

                                            TERM
                                            OF OFFICE(1)
                                            AND
                           POSITION(S)      LENGTH
NAME, ADDRESS AND          HELD WITH        OF TIME
DATE OF BIRTH              TRUST            SERVED         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------  ---------------  -------------  ------------------------------------------------------
OFFICERS

Michael A. Pignataro       Chief Financial  Since          Director and Director of Fund Administration of CSAM;
Credit Suisse Asset        Officer and      1999           Associated with CSAM since 1984; Officer of other Credit
Management, LLC            Treasurer                       Suisse Funds.
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 11/15/59

Emidio Morizio             Chief            Since          Director and Global Head of Compliance of CSAM; Associated
Credit Suisse Asset        Compliance       2004           with CSAM since July 2000; Vice President and Director of
Management, LLC            Officer                         Compliance of Forstmann-Leff Associates from 1998 to June
466 Lexington Avenue                                       2000; Officer of other Credit Suisse Funds.
New York, New York
10017-3140

Date of Birth: 09/21/66

Ajay Mehra                 Chief Legal      Since          Director and Deputy General Counsel of CSAM since
Credit Suisse Asset        Officer          2004           September 2004; Senior Associate of Shearman & Sterling
Management, LLC                                            LLP from September 2000 to September 2004; Senior
466 Lexington Avenue                                       Counsel of the SEC Division of Investment Management from
New York, New York                                         June 1997 to September 2000; Officer of other Credit Suisse
10017-3140                                                 Funds.

Date of Birth: 08/14/70

J. Kevin Gao               Vice President   Since          Vice President and legal counsel of CSAM; Associated with
Credit Suisse Asset        and Secretary    2004           CSAM since July 2003; Associated with the law firm of Willkie
Management, LLC                                            Farr & Gallagher LLP from 1998 to 2003; Officer of other
466 Lexington Avenue                                       Credit Suisse Funds.
New York, New York
10017-3140

Date of Birth: 10/13/67

Robert M. Rizza            Assistant        Since          Assistant Vice President of CSAM since January 2001;
Credit Suisse Asset        Treasurer        2002           Associated with CSAM since 1998; Officer of other Credit
Management, LLC                                            Suisse Funds.
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 12/09/65

   The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

CREDIT SUISSE TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
PROXY POLICY AND PORTFOLIO HOLDINGS INFORMATION

   Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30, 2004 as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

   - By calling 1-800-222-8977

   - On the Portfolio's website, www.csam.com/us

   - On the website of the Securities and Exchange Commission, http://www.sec.gov.

   The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

P.O. BOX 55030, BOSTON, MA 02205-5030      [CREDIT SUISSE ASSET MANAGEMENT LOGO]
800-222-8977 -  www.csam.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TRGPV-2-1204

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE FUNDS

ANNUAL REPORT

DECEMBER 31, 2004

CREDIT SUISSE TRUST
-  INTERNATIONAL FOCUS PORTFOLIO

CREDIT SUISSE TRUST (THE "TRUST") SHARES ARE NOT AVAILABLE DIRECTLY TO INDIVIDUAL INVESTORS, BUT MAY BE OFFERED ONLY THROUGH CERTAIN INSURANCE PRODUCTS AND PENSION AND RETIREMENT PLANS.

THE TRUST'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES (WHICH SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING), AND MORE COMPLETE INFORMATION ABOUT THE TRUST, ARE PROVIDED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-222-8977 OR BY WRITING TO CREDIT SUISSE TRUST, P.O. BOX 55030, BOSTON, MA 02205-5030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT 466 LEXINGTON AVE., NEW YORK, NY 10017-3140. THE TRUST IS ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.

THE VIEWS OF THE PORTFOLIO'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF DECEMBER 31, 2004; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. PORTFOLIO INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

CREDIT SUISSE TRUST -- INTERNATIONAL FOCUS PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT
December 31, 2004 (unaudited)

                                                                January 26, 2005

Dear Shareholder:

     For the 12 months ended December 31, 2004, Credit Suisse Trust -- International Focus Portfolio (the "Portfolio") had a gain of 14.63%, versus an increase of 21.36% for the Morgan Stanley Capital International All Country World Free Ex-USA Index.(1)

THE MARKET: WEAKER DOLLAR BOOSTS OVERSEAS RETURNS

     The period was a solid one for international stock markets. An improving global economy and brighter earnings outlook resulted in gains in virtually all foreign markets, some mid-period turbulence on interest-rate worries notwithstanding. For dollar-based investors, returns generated abroad were boosted by strengthening in most currencies versus the US dollar in the year. Emerging stock markets handily outperformed developed markets, aided in part by high commodity prices.

STRATEGIC REVIEW: EMERGING MARKET GAINS, UNDERPERFORMANCE IN JAPAN

     The Portfolio had a gain but underperformed its benchmark, which we attribute in large part to stock selection in Japan in the first half of the year. At the time, we had had a bias toward exporters, particularly in the technology and industrial areas, that appeared attractive to us based on valuation. However, investors shunned these stocks in favor of domestic recovery plays, which had a strong run in the spring. As we became more comfortable with the economic rebound story, we increased our domestic exposure, but could not gain back the underperformance by year-end. Other stocks that hindered relative performance included the Portfolio's financial services and health care holdings. On the positive side, the Portfolio benefited from good stock selection in the telecommunications and energy sectors.

     Regarding noteworthy recent portfolio activity, our purchases included the Air China IPO (0.8% of the Portfolio as of December 31, 2004). We think the company has good growth prospects and could benefit from a reversal in fuel costs, which had been rising. We also added to our position in Samsung Heavy Industries (1.2% of the Portfolio as of December 31, 2004), a South Korea shipping manufacturer. We think that demand for its tankers used to ship liquids and gases will remain firm, while the company's input costs ease as steel prices pull back. One recent elimination in the Portfolio was Cadbury Schweppes. Our view is that the UK-based foods company faces earnings erosion via a weakening US dollar, as it derives a significant portion on its earnings from the US.

     Going forward, we believe that international equity markets have the potential to continue to perform well, with stocks remaining attractively valued vs. bonds, and as the appeal of owning foreign currencies broadens, barring a sudden surge in the dollar. For our part, we will remain focused on identifying companies we believe have the best prospects for consistent earnings growth, while keeping a close eye on currency translation effects on our export-biased holdings.

The Credit Suisse International Equity Team

Nancy Nierman
Anne S. Budlong
Emily Alejos
Harry M. Jaffe
Chris Matyszewski

     INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THE PORTFOLIO'S FIFTEEN LARGEST HOLDINGS MAY ACCOUNT FOR 40% OR MORE OF THE PORTFOLIO'S ASSETS. AS A RESULT OF THIS STRATEGY, THE PORTFOLIO MAY BE SUBJECT TO GREATER VOLATILITY THAN A PORTFOLIO THAT INVESTS IN A LARGER NUMBER OF ISSUERS.

     IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE PORTFOLIO'S INVESTMENTS. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE PORTFOLIO COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE PORTFOLIO HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

[CHART]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
            CREDIT SUISSE TRUST -- INTERNATIONAL FOCUS PORTFOLIO AND
       THE MORGAN STANLEY CAPITAL INTERNATIONAL ACWI FREE EX-USA INDEX(1)
                           FROM INCEPTION (6/30/95).

                                            CREDIT SUISSE            MORGAN STANLEY CAPITAL
                                    TRUST -- INTERNATIONAL FOCUS    INTERNATIONAL ACWI FREE
                                             PORTFOLIO                   EX-USA INDEX(1)
6/30/95                                        $     10,000               $     10,000
7/30/95                                        $     10,270               $     10,568
8/31/95                                        $     10,490               $     10,201
9/30/95                                        $     10,590               $     10,376
10/31/95                                       $     10,320               $     10,098
11/30/95                                       $     10,480               $     10,335
12/31/95                                       $     10,730               $     10,744
1/31/96                                        $     11,082               $     10,892
2/29/96                                        $     11,042               $     10,892
3/31/96                                        $     11,344               $     11,095
4/30/96                                        $     11,898               $     11,431
5/31/96                                        $     11,657               $     11,260
6/30/96                                        $     11,798               $     11,317
7/31/96                                        $     11,163               $     10,941
8/31/96                                        $     11,254               $     11,005
9/30/96                                        $     11,485               $     11,278
10/31/96                                       $     11,334               $     11,165
11/30/96                                       $     11,777               $     11,596
12/31/96                                       $     11,801               $     11,462
1/31/97                                        $     11,832               $     11,251
2/28/97                                        $     12,027               $     11,457
3/31/97                                        $     11,955               $     11,433
4/30/97                                        $     12,212               $     11,530
5/31/97                                        $     13,045               $     12,242
6/30/97                                        $     13,569               $     12,917
7/31/97                                        $     13,908               $     13,179
8/31/97                                        $     12,778               $     12,142
9/30/97                                        $     13,364               $     12,799
10/31/97                                       $     11,965               $     11,709
11/30/97                                       $     11,657               $     11,563
12/31/97                                       $     11,535               $     11,696
1/31/98                                        $     11,678               $     12,046
2/28/98                                        $     12,480               $     12,849
3/31/98                                        $     13,173               $     13,293
4/30/98                                        $     13,481               $     13,389
5/31/98                                        $     13,426               $     13,146
6/30/98                                        $     13,063               $     13,096
7/31/98                                        $     13,283               $     13,221
8/31/98                                        $     11,370               $     11,356
9/30/98                                        $     10,853               $     11,117
10/31/98                                       $     11,469               $     12,281
11/30/98                                       $     12,041               $     12,941
12/31/98                                       $     12,151               $     13,387
1/31/99                                        $     12,207               $     13,373
2/28/99                                        $     11,831               $     13,073
3/31/99                                        $     12,295               $     13,704
4/30/99                                        $     12,561               $     14,390
5/31/99                                        $     12,008               $     13,714
6/30/99                                        $     12,992               $     14,344
7/31/99                                        $     13,710               $     14,680
8/31/99                                        $     13,909               $     14,731
9/30/99                                        $     14,120               $     14,831
10/31/99                                       $     14,816               $     15,383
11/30/99                                       $     16,596               $     15,998
12/31/99                                       $     18,644               $     17,524
1/31/2000                                      $     17,829               $     16,573
2/29/2000                                      $     19,079               $     17,021
3/31/2000                                      $     18,566               $     17,661
4/30/2000                                      $     16,958               $     16,676
5/31/2000                                      $     16,400               $     16,249
6/30/2000                                      $     17,014               $     16,941
7/31/2000                                      $     16,121               $     16,272
8/31/2000                                      $     16,601               $     16,473
9/30/2000                                      $     15,384               $     15,560
10/31/2000                                     $     14,357               $     15,065
11/30/2000                                     $     13,453               $     14,389
12/31/2000                                     $     13,816               $     14,881
1/31/2001                                      $     14,022               $     15,104
2/28/2001                                      $     12,631               $     13,908
3/31/2001                                      $     11,563               $     12,925
4/30/2001                                      $     12,104               $     13,804
5/31/2001                                      $     11,807               $     13,423
6/30/2001                                      $     11,614               $     12,908
7/31/2001                                      $     11,421               $     12,621
8/31/2001                                      $     11,099               $     12,307
9/30/2001                                      $      9,863               $     11,002
10/31/2001                                     $     10,121               $     11,310
11/30/2001                                     $     10,546               $     11,827
12/31/2001                                     $     10,739               $     11,980
1/31/2002                                      $     10,558               $     11,467
2/28/2002                                      $     10,520               $     11,549
3/31/2002                                      $     11,099               $     12,224
4/30/2002                                      $     11,061               $     12,304
5/31/2002                                      $     11,035               $     12,438
6/30/2002                                      $     10,571               $     11,901
7/31/2002                                      $      9,412               $     10,741
8/31/2002                                      $      9,451               $     10,742
9/30/2002                                      $      8,266               $      9,603
10/31/2002                                     $      8,627               $     10,119
11/30/2002                                     $      8,897               $     10,605
12/31/2002                                     $      8,601               $     10,263
1/31/2003                                      $      8,215               $      9,903
2/28/2003                                      $      8,073               $      9,703
3/31/2003                                      $      7,880               $      9,514
4/30/2003                                      $      8,691               $     10,431
5/31/2003                                      $      9,116               $     11,096
6/30/2003                                      $      9,361               $     11,403
7/31/2003                                      $      9,593               $     11,704
8/31/2003                                      $      9,940               $     12,053
9/30/2003                                      $      9,934               $     12,391
10/31/2003                                     $     10,645               $     13,194
11/30/2003                                     $     10,697               $     13,481
12/31/2003                                     $     11,447               $     14,511
1/31/2004                                      $     11,603               $     14,744
2/29/2004                                      $     11,706               $     15,116
3/31/2004                                      $     11,810               $     15,209
4/30/2004                                      $     11,396               $     14,736
5/31/2004                                      $     11,422               $     14,783
6/30/2004                                      $     11,564               $     15,103
7/31/2004                                      $     11,215               $     14,664
8/31/2004                                      $     11,318               $     14,781
9/30/2004                                      $     11,514               $     15,256
10/31/2004                                     $     11,985               $     15,787
11/30/2004                                     $     12,691               $     16,883
12/31/2004                                     $     13,135               $     17,608

                 AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004

                       1 YEAR    5 YEARS    SINCE INCEPTION
                      -------    -------    ---------------
                       14.63%    (6.78)%         2.90%

     RETURNS REPRESENT PAST PERFORMANCE AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. THE CURRENT PERFORMANCE OF THE PORTFOLIO MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST. THE PERFORMANCE RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. PERFORMANCE INCLUDES THE EFFECT OF DEDUCTING EXPENSES, BUT DOES NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR VARIABLE CONTRACT OR PLAN. ACCORDINGLY, THE PROSPECTUS OF THE SPONSORING PARTICIPATING INSURANCE COMPANY SEPARATE ACCOUNT OR PLAN DOCUMENTS OR OTHER INFORMATIONAL MATERIALS SUPPLIED BY PLAN SPONSORS SHOULD BE CAREFULLY REVIEWED FOR INFORMATION ON RELEVANT CHARGES AND EXPENSES. EXCLUDING THESE CHARGES AND EXPENSES FROM QUOTATIONS OF PERFORMANCE HAS THE EFFECT OF INCREASING THE PERFORMANCE QUOTED, AND THE EFFECT OF THESE CHARGES SHOULD BE CONSIDERED WHEN COMPARING PERFORMANCE TO THAT OF OTHER MUTUAL FUNDS. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT www.csam.com/us.

----------
(1) The Morgan Stanley Capital International ACWI (All Country World Index) Free Ex-USA Index is a free float-adjusted market capitalization index that is designed to measure equity-market performance in the global developed and emerging markets, excluding the U.S. It is the exclusive property of Morgan Stanley Capital International, Inc. Investors cannot invest directly in an index.

INFORMATION ABOUT YOUR PORTFOLIO'S EXPENSES

     As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

     The table illustrates your Portfolio's expenses in two ways:

     - ACTUAL PORTFOLIO RETURN. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

     - HYPOTHETICAL 5% PORTFOLIO RETURN. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period.

     Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

                    EXPENSES AND VALUE OF A $1,000 INVESTMENT
                FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2004

ACTUAL PORTFOLIO RETURN
Beginning Account Value 7/1/04                                    $    1,000.00
Ending Account Value 12/31/04                                     $    1,134.70
Expenses Paid per $1,000*                                         $        7.29

HYPOTHETICAL 5% PORTFOLIO RETURN
Beginning Account Value 7/1/04                                    $    1,000.00
Ending Account Value 12/31/04                                     $    1,018.30
Expenses Paid per $1,000*                                         $        6.89

ANNUALIZED EXPENSE RATIOS*                                                 1.36%

----------
* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF YEAR PERIOD, THEN DIVIDED BY 366.

     THE "EXPENSES PAID PER $1,000" AND THE "ANNUALIZED EXPENSE RATIOS" IN THE TABLES ARE BASED ON ACTUAL EXPENSES PAID BY THE PORTFOLIO DURING THE PERIOD, NET OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IF THOSE FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS HAD NOT BEEN IN EFFECT, THE PORTFOLIO'S ACTUAL EXPENSES WOULD HAVE BEEN HIGHER.

For more information, please refer to the Portfolio's prospectus.

[CHART]

SECTOR BREAKDOWN*

Financials                                     26.3%
Industrials                                    16.6%
Consumer Discretionary                          9.7%
Consumer Staples                                8.8%
Energy                                          8.2%
Telecommunication Services                      7.5%
Health Care                                     6.3%
Materials                                       5.3%
Information Technology                          4.6%
Short-Term Investments                          3.4%
Utilities                                       3.3%

----------
* The Portfolio's sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

CREDIT SUISSE TRUST -- INTERNATIONAL FOCUS PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2004

                                                                 NUMBER OF
                                                                   SHARES           VALUE
                                                               --------------   --------------
COMMON STOCKS (95.9%)
BELGIUM (1.6%)
BEVERAGES (1.6%)
    InBev NV                                                           36,375   $    1,408,401
                                                                                --------------
TOTAL BELGIUM                                                                        1,408,401
                                                                                --------------
CHINA (2.0%)
AIRLINES (1.0%)
    Air China, Ltd. Series H*                                       2,213,000          854,143
                                                                                --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.0%)
    China Telecom Corporation, Ltd. ADR#                               24,855          914,664
                                                                                --------------
TOTAL CHINA                                                                          1,768,807
                                                                                --------------
FINLAND (1.0%)
PAPER & FOREST PRODUCTS (1.0%)
    Stora Enso Oyj                                                     58,200          886,320
                                                                                --------------
TOTAL FINLAND                                                                          886,320
                                                                                --------------
FRANCE (11.6%)
AUTOMOBILES (1.4%)
    Renault SA#                                                        14,490        1,213,630
                                                                                --------------
BANKS (1.7%)
    BNP Paribas SA#                                                    20,510        1,486,555
                                                                                --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.6%)
    France Telecom SA                                                  67,540        2,231,495
                                                                                --------------
INSURANCE (2.0%)
    Axa#                                                               70,720        1,748,824
                                                                                --------------
MEDIA (2.2%)
    Lagardere S.C.A.#                                                  27,202        1,963,984
                                                                                --------------
TEXTILES & APPAREL (1.7%)
    LVMH Moet Hennessy Louis Vuitton SA#                               19,730        1,511,336
                                                                                --------------
TOTAL FRANCE                                                                        10,155,824
                                                                                --------------
GERMANY (4.0%)
BANKS (1.8%)
    Bayerische Hypo-und Vereinsbank AG*                                68,210        1,545,980
                                                                                --------------
ELECTRIC UTILITIES (2.2%)
    E.ON AG                                                            21,440        1,948,847
                                                                                --------------
TOTAL GERMANY                                                                        3,494,827
                                                                                --------------
GREECE (1.6%)
DIVERSIFIED TELECOMMUNICATION SERVICES (1.6%)
    Hellenic Telecommunications Organization SA                        76,350        1,373,707
                                                                                --------------
TOTAL GREECE                                                                         1,373,707
                                                                                --------------

                 See Accompanying Notes to Financial Statements.

                                                                 NUMBER OF
                                                                   SHARES           VALUE
                                                               --------------   --------------
COMMON STOCKS
HONG KONG (1.9%)
REAL ESTATE (1.9%)
    Sun Hung Kai Properties, Ltd.                                     166,000   $    1,661,386
                                                                                --------------
TOTAL HONG KONG                                                                      1,661,386
                                                                                --------------
ITALY (5.4%)
BANKS (1.8%)
    SanPaolo IMI SpA                                                  108,600        1,558,622
                                                                                --------------
ELECTRIC UTILITIES (1.1%)
    Enel SpA                                                           94,595          929,884
                                                                                --------------
OIL & GAS (2.5%)
    Eni SpA#                                                           87,170        2,185,031
                                                                                --------------
TOTAL ITALY                                                                          4,673,537
                                                                                --------------
JAPAN (19.1%)
AUTO COMPONENTS (1.0%)
    Bridgestone Corp.#                                                 43,000          858,117
                                                                                --------------
BANKS (1.8%)
    Bank of Yokohama, Ltd.                                            254,000        1,600,588
                                                                                --------------
CHEMICALS (3.6%)
    Kuraray Company, Ltd.                                             181,500        1,630,613
    Shin-Etsu Chemical Company, Ltd.                                   37,400        1,537,747
                                                                                --------------
                                                                                     3,168,360
                                                                                --------------
DIVERSIFIED FINANCIALS (2.8%)
    Nikko Cordial Corp.                                               174,000          923,294
    ORIX Corp.                                                         11,300        1,546,534
                                                                                --------------
                                                                                     2,469,828
                                                                                --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.2%)
    Omron Corp.                                                        44,800        1,069,101
                                                                                --------------
HOUSEHOLD PRODUCTS (1.6%)
    Uni-Charm Corp.                                                    28,600        1,374,111
                                                                                --------------
MACHINERY (3.0%)
    Komatsu, Ltd.                                                     148,000        1,038,345
    THK Company, Ltd.#                                                 79,600        1,579,425
                                                                                --------------
                                                                                     2,617,770
                                                                                --------------
SPECIALTY RETAIL (1.7%)
    Yamada Denki Company, Ltd.#                                        33,900        1,455,650
                                                                                --------------
TRADING COMPANIES & DISTRIBUTORS (2.4%)
    Mitsubishi Corp.#                                                 158,000        2,043,610
                                                                                --------------
TOTAL JAPAN                                                                         16,657,135
                                                                                --------------

                 See Accompanying Notes to Financial Statements.

                                                                 NUMBER OF
                                                                   SHARES           VALUE
                                                               --------------   --------------
COMMON STOCKS
MEXICO (1.1%)
WIRELESS TELECOMMUNICATION SERVICES (1.1%)
    America Movil SA de CV ADR, Series L                               19,190   $    1,004,597
                                                                                --------------
TOTAL MEXICO                                                                         1,004,597
                                                                                --------------
NETHERLANDS (6.4%)
AIR FREIGHT & COURIERS (1.3%)
    TPG NV                                                             43,150        1,171,713
                                                                                --------------
BANKS (1.8%)
    ABN AMRO Holding NV                                                58,740        1,556,863
                                                                                --------------
DIVERSIFIED FINANCIALS (1.1%)
    ING Groep NV                                                       30,500          922,371
                                                                                --------------
FOOD PRODUCTS (2.2%)
    Royal Numico NV*                                                   53,950        1,941,987
                                                                                --------------
TOTAL NETHERLANDS                                                                    5,592,934
                                                                                --------------
SINGAPORE (1.5%)
BANKS (1.5%)
    United Overseas Bank, Ltd.                                        150,847        1,274,476
                                                                                --------------
TOTAL SINGAPORE                                                                      1,274,476
                                                                                --------------
SOUTH KOREA (1.4%)
MACHINERY (1.4%)
    Samsung Heavy Industries Company, Ltd.                            192,860        1,199,709
                                                                                --------------
TOTAL SOUTH KOREA                                                                    1,199,709
                                                                                --------------
SPAIN (2.4%)
OIL & GAS (2.4%)
    Repsol YPF SA#                                                     80,840        2,102,820
                                                                                --------------
TOTAL SPAIN                                                                          2,102,820
                                                                                --------------
SWEDEN (3.2%)
COMMUNICATIONS EQUIPMENT (1.0%)
    Telefonaktiebolaget LM Ericsson*                                  270,200          851,027
                                                                                --------------
MACHINERY (2.2%)
    Sandvik AB#                                                        48,960        1,970,907
                                                                                --------------
TOTAL SWEDEN                                                                         2,821,934
                                                                                --------------
SWITZERLAND (6.0%)
BANKS (2.2%)
    UBS AG                                                             23,030        1,930,524
                                                                                --------------
INSURANCE (1.1%)
    Swiss Re                                                           13,505          960,908
                                                                                --------------
PHARMACEUTICALS (2.7%)
    Novartis AG                                                        45,971        2,313,508
                                                                                --------------
TOTAL SWITZERLAND                                                                    5,204,940
                                                                                --------------

                 See Accompanying Notes to Financial Statements.

                                                                 NUMBER OF
                                                                   SHARES           VALUE
                                                               --------------   --------------
COMMON STOCKS
TAIWAN (3.4%)
BANKS (1.0%)
    Mega Financial Holding Company, Ltd.                            1,272,000   $      878,343
                                                                                --------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.4%)
    Taiwan Semiconductor Manufacturing Company, Ltd.                  570,515          908,998
    United Microelectronics Corp. ADR#                                335,500        1,184,315
                                                                                --------------
                                                                                     2,093,313
                                                                                --------------
TOTAL TAIWAN                                                                         2,971,656
                                                                                --------------
UNITED KINGDOM (22.3%)
BANKS (3.7%)
    HSBC Holdings PLC                                                  97,600        1,665,282
    Royal Bank of Scotland Group PLC                                   46,080        1,547,587
                                                                                --------------
                                                                                     3,212,869
                                                                                --------------
COMMERCIAL SERVICES & SUPPLIES (2.3%)
    Capita Group PLC                                                   96,492          675,651
    Hays PLC                                                          553,280        1,317,009
                                                                                --------------
                                                                                     1,992,660
                                                                                --------------
FOOD PRODUCTS (1.7%)
    Unilever PLC                                                      149,320        1,464,887
                                                                                --------------
INDUSTRIAL CONGLOMERATES (0.8%)
    FKI PLC                                                           331,526          739,445
                                                                                --------------
METALS & MINING (0.6%)
    BHP Billiton PLC                                                   41,960          490,343
                                                                                --------------
MULTILINE RETAIL (1.6%)
    Marks & Spencer Group PLC                                         217,980        1,433,087
                                                                                --------------
OIL & GAS (3.2%)
    BP PLC                                                            176,050        1,713,048
    Shell Transportation & Trading Company PLC                        128,150        1,096,450
                                                                                --------------
                                                                                     2,809,498
                                                                                --------------
PHARMACEUTICALS (3.6%)
    AstraZeneca PLC                                                    28,735        1,041,412
    GlaxoSmithKline PLC                                                89,920        2,111,184
                                                                                --------------
                                                                                     3,152,596
                                                                                --------------
TOBACCO (1.7%)
    Imperial Tobacco Group PLC                                         53,600        1,467,702
                                                                                --------------
TRANSPORTATION INFRASTRUCTURE (2.0%)
    BAA PLC                                                           156,780        1,755,040
                                                                                --------------
WIRELESS TELECOMMUNICATION SERVICES (1.1%)
    Vodafone Group PLC                                                347,000          944,102
                                                                                --------------
TOTAL UNITED KINGDOM                                                                19,462,229
                                                                                --------------
TOTAL COMMON STOCKS (Cost $66,086,828)                                              83,715,239
                                                                                --------------

                 See Accompanying Notes to Financial Statements.

                                                                 NUMBER OF
                                                                   SHARES           VALUE
                                                               --------------   --------------
SHORT-TERM INVESTMENTS (22.5%)
    State Street Navigator Prime Fund##                            16,684,254   $   16,684,254

                                                                    PAR
                                                                   (000)
                                                               --------------
    State Street Bank and Trust Co. Euro Time Deposit,
      1.400%, 1/03/05                                          $        2,979        2,979,000
                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS (Cost $19,663,254)                                     19,663,254
                                                                                --------------
TOTAL INVESTMENTS AT VALUE (118.4%) (Cost $85,750,082)                             103,378,493

LIABILITIES IN EXCESS OF OTHER ASSETS (-18.4%)                                     (16,077,564)
                                                                                --------------

NET ASSETS (100.0%)                                                             $   87,300,929
                                                                                ==============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

 *   Non-income producing security.
 #   Security or portion thereof is out on loan.
## Represents security purchased with cash collateral received for securities on loan.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- INTERNATIONAL FOCUS PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS
    Investments at value, including collateral for securities
      on loan of $16,684,254 (Cost $85,750,082) (Note 1)                                               $  103,378,493(1)
    Cash                                                                                                          537
    Foreign currency at value (Cost $457,642)                                                                 469,625
    Dividend and interest receivable                                                                          169,046
    Receivable for portfolio shares sold                                                                      126,426
    Prepaid expenses and other assets                                                                           8,032
                                                                                                       --------------
      Total Assets                                                                                        104,152,159
                                                                                                       --------------
LIABILITIES
    Advisory fee payable (Note 2)                                                                              72,370
    Administrative services fee payable (Note 2)                                                               18,710
    Payable upon return of securities loaned (Note 1)                                                      16,684,254
    Payable for portfolio shares redeemed                                                                      24,391
    Other accrued expenses payable                                                                             51,505
                                                                                                       --------------
      Total Liabilities                                                                                    16,851,230
                                                                                                       --------------
NET ASSETS
    Capital stock, $0.001 par value (Note 5)                                                                    8,691
    Paid-in capital (Note 5)                                                                              189,545,154
    Undistributed net investment income                                                                       739,704
    Accumulated net realized loss on investments and foreign currency transactions                       (120,648,834)
    Net unrealized appreciation from investments and foreign currency translations                         17,656,214
                                                                                                       --------------
      Net Assets                                                                                       $   87,300,929
                                                                                                       ==============
    Shares outstanding                                                                                      8,691,359
                                                                                                       --------------
    Net asset value, offering price, and redemption price per share                                    $        10.04
                                                                                                       ==============

(1)  Including $15,875,537 of securities on loan.

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

INVESTMENT INCOME (NOTE 1)
    Dividends                                                                                          $    2,185,827
    Interest                                                                                                   14,629
    Securities lending                                                                                         69,608
    Foreign taxes withheld                                                                                   (267,012)
                                                                                                       --------------
      Total investment income                                                                               2,003,052
                                                                                                       --------------
EXPENSES
    Investment advisory fees (Note 2)                                                                         851,378
    Administrative services fees (Note 2)                                                                     141,235
    Custodian fees                                                                                             55,579
    Printing fees (Note 2)                                                                                     33,519
    Legal fees                                                                                                 28,478
    Audit fees                                                                                                 24,359
    Insurance expense                                                                                          16,574
    Transfer agent fees                                                                                         4,319
    Trustees' fees                                                                                              2,602
    Commitment fees (Note 3)                                                                                    2,092
    Interest expense (Note 3)                                                                                     162
    Miscellaneous expense                                                                                       8,052
                                                                                                       --------------
      Total expenses                                                                                        1,168,349
                                                                                                       --------------
        Net investment income                                                                                 834,703
                                                                                                       --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND
  FOREIGN CURRENCY RELATED ITEMS
    Net realized gain from investments (including Thailand Capital Gain Tax of $(13,233))                  12,749,343
    Net realized loss on foreign currency transactions                                                        (81,766)
    Net change in unrealized appreciation (depreciation) from investments                                  (2,121,894)
    Net change in unrealized appreciation (depreciation) from foreign currency translations                    11,746
                                                                                                       --------------
    Net realized and unrealized gain from investments and foreign currency related items                   10,557,429
                                                                                                       --------------
    Net increase in net assets resulting from operations                                               $   11,392,132
                                                                                                       ==============

                 See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        FOR THE YEAR         FOR THE YEAR
                                                                            ENDED                ENDED
                                                                      DECEMBER 31, 2004    DECEMBER 31, 2003
                                                                      -----------------    -----------------
FROM OPERATIONS
  Net investment income                                               $         834,703    $         841,569
  Net realized gain on investments and foreign currency transactions         12,667,577              268,510
  Net change in unrealized appreciation (depreciation) from
    investments and foreign currency translations                            (2,110,148)          23,380,919
                                                                      -----------------    -----------------
    Net increase in net assets resulting from operations                     11,392,132           24,490,998
                                                                      -----------------    -----------------
FROM DIVIDENDS
  Dividends from net investment income                                         (824,282)            (388,857)
                                                                      -----------------    -----------------
    Net decrease in net assets resulting from dividends                        (824,282)            (388,857)
                                                                      -----------------    -----------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Proceeds from sale of shares                                               19,768,766           91,489,957
  Reinvestment of dividends                                                     824,325              388,857
  Net asset value of shares redeemed                                        (34,829,572)        (111,398,881)
                                                                      -----------------    -----------------
    Net decrease in net assets from capital share transactions              (14,236,481)         (19,520,067)
                                                                      -----------------    -----------------
  Net increase (decrease) in net assets                                      (3,668,631)           4,582,074

NET ASSETS
  Beginning of year                                                          90,969,560           86,387,486
                                                                      -----------------    -----------------
  End of year                                                         $      87,300,929    $      90,969,560
                                                                      =================    =================
Undistributed net investment income                                   $         739,704    $         824,282
                                                                      =================    =================

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- INTERNATIONAL FOCUS PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Year)

                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------------
                                                           2004           2003           2002           2001           2000
                                                        ----------     ----------     ----------     ----------     ----------
PER SHARE DATA
  Net asset value, beginning of year                    $     8.85     $     6.68     $     8.34     $    10.73     $    16.70
                                                        ----------     ----------     ----------     ----------     ----------
INVESTMENT OPERATIONS
  Net investment income                                       0.11           0.09           0.06           0.05           0.10
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                            1.17           2.12          (1.72)         (2.44)         (4.42)
                                                        ----------     ----------     ----------     ----------     ----------
      Total from investment operations                        1.28           2.21          (1.66)         (2.39)         (4.32)
                                                        ----------     ----------     ----------     ----------     ----------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                       (0.09)         (0.04)            --             --          (0.08)
  Distributions from net realized gains                         --             --             --             --          (1.56)
  Return of capital                                             --             --             --             --          (0.01)
                                                        ----------     ----------     ----------     ----------     ----------
      Total dividends and distributions                      (0.09)         (0.04)            --             --          (1.65)
                                                        ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                            $    10.04     $     8.85     $     6.68     $     8.34     $    10.73
                                                        ==========     ==========     ==========     ==========     ==========
    Total return(1)                                          14.63%         33.09%        (19.90)%       (22.27)%       (25.90)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of year (000s omitted)                $   87,301     $   90,970     $   86,387     $  147,725     $  473,249
    Ratio of expenses to average net assets(2)                1.37%          1.41%          1.42%          1.30%          1.31%
    Ratio of net investment income to average
      net assets                                              0.98%          1.01%          0.61%          0.34%          0.57%
  Portfolio turnover rate                                       90%           131%           134%           166%           112%

(1) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions.

(2) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .02% for the year ended December 31, 2000. The Portfolio's net operating expense ratio after reflecting these arrangements was 1.29% for the year ended December 31, 2000. For the years ended December 31, 2004, 2003, 2002 and 2001, there was no effect on the net operating expense ratio because of transfer agent credits.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- INTERNATIONAL FOCUS PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2004

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently offers eight managed investment portfolios of which one, the International Focus Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks long-term capital appreciation. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995.

     A) SECURITY VALUATION -- The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

     B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into

U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments in EQUITY securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolio isolates that portion of realized gains and losses on investments in DEBT securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

     C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

     E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

     F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     G) SHORT-TERM INVESTMENTS -- The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC

("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by CSAM. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

     H) FORWARD FOREIGN CURRENCY CONTRACTS -- The Portfolio may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Portfolio will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At December 31, 2004, the Portfolio had no open forward foreign currency contracts.

     I) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by CSAM and may be invested in a variety of investments, including certain CSAM-advised funds, funds advised by SSB, the Portfolio's securities lending agent or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     The market value of securities on loan to brokers and the value of collateral held by the Portfolio with respect to such loans at December 31, 2004 is as follows:

                      MARKET VALUE OF            VALUE OF
                     SECURITIES LOANED     COLLATERAL RECEIVED
                    --------------------   --------------------
                       $   15,875,537         $   16,684,254

     Prior to March 17, 2004, Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, had been engaged by the Portfolio to act as the Portfolio's securities lending agent.

     Effective March 17, 2004, SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from the securities lending activities, with the Portfolio receiving 70% and SSB receiving 30% of the earnings from the investment of cash collateral or any other securities lending income in accordance with the provisions of the securities lending agency agreement. The Portfolio may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

     J) OTHER -- The Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

     The Portfolio may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income or gains are earned.

     The Portfolio may invest up to 15% of its net assets in non-publicly traded securities. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from such sales could differ from the price originally paid by the Portfolio or the current carrying values, and the difference could be material.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     CSAM serves as investment adviser for the Portfolio. For its investment advisory services, CSAM is entitled to receive a fee from the Portfolio at an annual rate of 1.00% of the Portfolio's average daily net assets. For the year ended December 31, 2004, investment advisory fees earned were $851,378.

     Credit Suisse Asset Management Limited (CSAM U.K.) ("CSAM Ltd. U.K."), Credit Suisse Asset Management Limited (CSAM Japan) ("CSAM Ltd. Japan") and Credit Suisse Asset Management Limited (CSAM Australia)

("CSAM Ltd. Australia"), each an affiliate of CSAM, are sub-investment advisers to the Portfolio. CSAM Ltd. U.K., CSAM Ltd. Japan, and CSAM Ltd. Australia's sub-investment advisory fees are paid by CSAM out of CSAM's net investment advisory fee and are not paid by the Portfolio. As of December 3, 2004, CSAM Ltd. Japan no longer serves as investment adviser to the Portfolio.

     Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and SSB serve as co-administrators to the Portfolio.

     For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.10% of the average daily net assets of the Portfolio. For the year ended December 31, 2004, co-administrative services fees earned by CSAMSI were $85,138.

     For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee schedule calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee.

           AVERAGE DAILY NET ASSETS                     ANNUAL RATE
           -----------------------------   -------------------------------------
           First $5 billion                0.050% of average daily net assets
           Next $5 billion                 0.035% of average daily net assets
           Over $10 billion                0.020% of average daily net assets

     For the year ended December 31, 2004, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $56,097.

     In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

     For the period January 1, 2004 to March 16, 2004, CSFB received $1,821 in fees for its securities lending activities.

     Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2004, Merrill was paid $13,009 for its services to the Portfolio.

NOTE 3. LINE OF CREDIT

     The Portfolio, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2004, there were no loans outstanding under the Credit Facility. During the year ended December 31, 2004, the Portfolio had borrowings under the Credit Facility as follows:

            AVERAGE DAILY      WEIGHTED AVERAGE           MAXIMUM DAILY
            LOAN BALANCE        INTEREST RATE           LOAN OUTSTANDING
           --------------      ----------------         ----------------
             $  422,000             1.536%               $   552,000

NOTE 4. PURCHASES AND SALES OF SECURITIES

     For the year ended December 31, 2004, purchases and sales of investment securities (excluding short-term investments) were $74,711,717 and $90,732,733, respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

     The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

                                        FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                        DECEMBER 31, 2004     DECEMBER 31, 2003
                                        ------------------    ------------------
Shares sold                                 2,182,090              13,623,363
Shares issued in reinvestment
  of dividends                                 93,994                  49,917
Shares redeemed                            (3,858,141)            (16,338,646)
                                           ----------             -----------
Net decrease                               (1,582,057)             (2,665,366)
                                           ==========             ===========

     On December 31, 2004, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio were as follows:

                         NUMBER OF    APPROXIMATE PERCENTAGE
                       SHAREHOLDERS   OF OUTSTANDING SHARES
                       ------------   -----------------------
                             4                 89%

     Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

NOTE 6. FEDERAL INCOME TAXES

     Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales, and the treatment of foreign tax.

     The tax character of dividends paid during the years ended December 31, 2004, and 2003, respectively, for the Portfolio were as follows:

                              ORDINARY INCOME
                       ----------------------------
                           2004           2003
                       ------------   -------------
                       $    824,282   $     388,857

     At December 31, 2004, the components of distributable earnings on a tax basis for the Portfolio were as follows:

       Undistributed net investment income           $        739,704
       Accumulated net realized loss                     (120,422,989)
       Unrealized appreciation                             17,430,369
                                                     ----------------
                                                     $   (102,252,916)
                                                     ================

     At December 31, 2004, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

                                    EXPIRES DECEMBER 31,
                       ---------------------------------------------
                            2009           2010            2011
                       -------------   -------------   -------------
                       $  79,926,194   $  37,413,453   $   3,083,342

     During the tax year ended December 31, 2004, the Portfolio has utilized $12,680,713 of the capital loss carryforward.

     At December 31, 2004, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $85,975,926, $17,556,441, $(153,874) and $17,402,567, respectively.

     At December 31, 2004, the Portfolio reclassified $94,999 from undistributed net investment income to accumulated net realized loss from investments, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency transactions and realized capital gain tax. Net assets were not affected by these reclassifications.

NOTE 7. CONTINGENCIES

     In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

CREDIT SUISSE TRUST -- INTERNATIONAL FOCUS PORTFOLIO
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Credit Suisse Trust and Shareholders of Credit Suisse Trust -- International Focus Portfolio:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Focus Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 7, 2005

CREDIT SUISSE TRUST -- INTERNATIONAL FOCUS PORTFOLIO
INFORMATION CONCERNING TRUSTEES AND OFFICERS (UNAUDITED)

                                                  TERM                                          NUMBER OF
                                                  OF OFFICE(1)                                  PORTFOLIOS IN
                                                  AND                                           FUND
                           POSITION(S)            LENGTH        PRINCIPAL                       COMPLEX        OTHER
NAME, ADDRESS AND          HELD WITH              OF TIME       OCCUPATION(S) DURING            OVERSEEN BY    DIRECTORSHIPS
DATE OF BIRTH              TRUST                  SERVED        PAST FIVE YEARS                 TRUSTEE        HELD BY TRUSTEE
-------------------------  ---------------------  ------------  ------------------------------  -------------  --------------------
INDEPENDENT TRUSTEES

Richard H. Francis         Trustee, Nominating    Since 1999    Currently retired               41             None
c/o Credit Suisse Asset    and Audit Committee
Management, LLC            Member
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 04/23/32

Jeffrey E. Garten          Trustee, Nominating    Since         Dean of Yale School of          40             Director of Aetna,
Box 208200                 and Audit Committee    1998(2)       Management and William S.                      Inc. (insurance
New Haven, Connecticut     Member                               Beinecke Professor in the                      company); Director
06520-8200                                                      Practice of International                      of Calpine
                                                                Trade and Finance from                         Corporation (energy
Date of Birth: 10/29/46                                         November 1995 to present.                      provider); Director
                                                                                                               of CarMax Group
                                                                                                               (used car dealers).

Peter F. Krogh             Trustee, Nominating    Since 2001    Dean Emeritus and               40             Director of Carlisle
301 ICC                    Committee Chairman                   Distinguished Professor of                     Companies
Georgetown University      and Audit Committee                  International Affairs at the                   Incorporated
Washington, DC 20057       Member                               Edmund A. Walsh School of                      (diversified
                                                                Foreign Service, Georgetown                    manufacturing
Date of Birth: 02/11/37                                         University from June 1995 to                   company).
                                                                present.

James S. Pasman, Jr.       Trustee, Nominating    Since 1999    Currently retired               42             Director of
c/o Credit Suisse Asset    and Audit Committee                                                                 Education Management
Management, LLC            Member                                                                              Corp.
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 12/20/30

----------
(1) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
(2) Mr. Garten was initially appointed as a Trustee of the Trust on February 6, 1998. He resigned as Trustee on February 3, 2000, and was subsequently re-appointed on December 21, 2000.

                                                  TERM                                          NUMBER OF
                                                  OF OFFICE(1)                                  PORTFOLIOS IN
                                                  AND                                           FUND
                           POSITION(S)            LENGTH        PRINCIPAL                       COMPLEX        OTHER
NAME, ADDRESS AND          HELD WITH              OF TIME       OCCUPATION(S) DURING            OVERSEEN BY    DIRECTORSHIPS
DATE OF BIRTH              TRUST                  SERVED        PAST FIVE YEARS                 TRUSTEE        HELD BY TRUSTEE
-------------------------  ---------------------  ------------  ------------------------------  -------------  --------------------
INDEPENDENT TRUSTEES

Steven N. Rappaport        Trustee, Nominating    Since 1999    Partner of Lehigh Court, LLC    42             Director of
Lehigh Court, LLC          Committee Member and                 and RZ Capital (private                        Presstek, Inc.
40 East 52nd Street        Audit Committee                      investment firms) from July                    (digital imaging
New York, New York         Chairman                             2002 to present; Transition                    technologies
10022                                                           Adviser to SunGard Securities                  company); Director
                                                                Finance, Inc. from February                    of Wood Resources,
Date of Birth: 07/10/48                                         2002 to July 2002; President                   LLC (plywood
                                                                of SunGard Securities Finance,                 manufacturing
                                                                Inc. from 2001 to February                     company).
                                                                2002; President of Loanet,
                                                                Inc. (on-line accounting
                                                                service) from 1997 to 2001.

INTERESTED TRUSTEES

Michael E. Kenneally(3)    Chairman and Chief     Since 2004    Chairman and Global Chief       44             None
Credit Suisse Asset        Executive Officer                    Executive Officer of CSAM
Management, LLC                                                 since 2003; Chairman and Chief
466 Lexington Avenue                                            Investment Officer of Banc of
New York, New York                                              America Capital Management
10017-3140                                                      from 1998 to March 2003.

Date of Birth: 03/30/54

William W. Priest(4)       Trustee                Since 1999    Chief Executive Officer of      47             Director of Globe
Epoch Investment Partners                                       J Net Enterprises, Inc.                        Wireless, LLC
667 Madison Avenue                                              (technology holdings company)                  (maritime
New York, New York                                              since June 2004; Chief                         communication
10021                                                           Executive Officer of Epoch                     company); Director
                                                                Investment Partners, Inc.                      of InfraRed X
Date of Birth: 09/24/41                                         since April 2004; Co-Managing                  (medical device
                                                                Partner, Steinberg Priest &                    company); Director
                                                                Sloane Capital Management, LLC                 of J Net
                                                                from 2001 to March 2004;                       Enterprises, Inc.
                                                                Chairman and Managing Director
                                                                of CSAM from 2000 to February
                                                                2001; Chief Executive Officer
                                                                and Managing Director of CSAM
                                                                from 1990 to 2000.

----------
(3) Mr. Kenneally is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act because he is an officer of CSAM.
(4) Mr. Priest is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act because he provided consulting services to CSAM within the last two years (ended 12/31/02).

                                                  TERM
                                                  OF OFFICE(1)
                                                  AND
                           POSITION(S)            LENGTH
NAME, ADDRESS AND          HELD WITH              OF TIME
DATE OF BIRTH              TRUST                  SERVED        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------  ---------------------  ------------  -------------------------------------------------------------------
OFFICERS

Michael A. Pignataro       Chief Financial        Since 1999    Director and Director of Fund Administration of CSAM; Associated
Credit Suisse Asset        Officer and Treasurer                with CSAM since 1984; Officer of other Credit Suisse Funds.
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 11/15/59

Emidio Morizio             Chief Compliance       Since 2004    Director and Global Head of Compliance of CSAM; Associated with
Credit Suisse Asset        Officer                              CSAM since July 2000; Vice President and Director of Compliance of
Management, LLC                                                 Forstmann-Leff Associates from 1998 to June 2000; Officer of other
466 Lexington Avenue                                            Credit Suisse Funds.
New York, New York
10017-3140

Date of Birth: 09/21/66

Ajay Mehra                 Chief Legal Officer    Since 2004    Director and Deputy General Counsel of CSAM since September 2004;
Credit Suisse Asset                                             Senior Associate of Shearman & Sterling LLP from September 2000 to
Management, LLC                                                 September 2004; Senior Counsel of the SEC Division of Investment
466 Lexington Avenue                                            Management from June 1997 to September 2000; Officer of other
New York, New York                                              Credit Suisse Funds.
10017-3140

Date of Birth: 08/14/70

J. Kevin Gao               Vice President and     Since 2004    Vice President and legal counsel of CSAM; Associated with CSAM
Credit Suisse Asset        Secretary                            since July 2003; Associated with the law firm of Willkie Farr &
Management, LLC                                                 Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse
466 Lexington Avenue                                            Funds.
New York, New York
10017-3140

Date of Birth: 10/13/67

Robert M. Rizza            Assistant Treasurer    Since 2002    Assistant Vice President of CSAM since January 2001; Associated
Credit Suisse Asset                                             with CSAM since 1998; Officer of other credit Suisse Funds.
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 12/09/65

     The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

CREDIT SUISSE TRUST -- INTERNATIONAL FOCUS PORTFOLIO
TAX INFORMATION LETTER (UNAUDITED)
December 31, 2004

IMPORTANT TAX INFORMATION FOR CORPORATE SHAREHOLDERS

     During the fiscal year ended December 31, 2004, the Portfolio distributed $2,185,827 of foreign source income on which the Portfolio paid foreign taxes of $280,245. This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code 1986, as amended the "Code", and the Treasury Regulations thereunder.

     Corporate Shareholders should note for the year ended December 31, 2004, the percentage of the Portfolio's investment income (i.e., net investment income plus short-term capital gains) that qualified for the intercorporate dividends received deduction is 0%.

CREDIT SUISSE TRUST -- INTERNATIONAL FOCUS PORTFOLIO
PROXY POLICY AND PORTFOLIO HOLDINGS INFORMATION

     Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30, 2004 as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

     -    By calling 1-800-222-8977

     -    On the Portfolio's website, www.csam.com/us

     - On the website of the Securities and Exchange Commission, http://www.sec.gov.

     The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

P.O. BOX 55030, BOSTON, MA 02205-5030
800-222-8977  - www.csam.com/us

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TRINF-2-1204

[CREDIT SUISSE ASSET MANAGEMENT LOGO]


CREDIT SUISSE FUNDS

ANNUAL REPORT

DECEMBER 31, 2004


CREDIT SUISSE TRUST

-  SMALL CAP GROWTH PORTFOLIO


CREDIT SUISSE TRUST (THE "TRUST") SHARES ARE NOT AVAILABLE DIRECTLY TO INDIVIDUAL INVESTORS, BUT MAY BE OFFERED ONLY THROUGH CERTAIN INSURANCE PRODUCTS AND PENSION AND RETIREMENT PLANS.

THE TRUST'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES (WHICH SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING), AND MORE COMPLETE INFORMATION ABOUT THE TRUST, ARE PROVIDED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-222-8977 OR BY WRITING TO CREDIT SUISSE TRUST, P.O. BOX 55030, BOSTON, MA 02205-5030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT 466 LEXINGTON AVE., NEW YORK, NY 10017-3140. THE TRUST IS ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.

THE VIEWS OF THE PORTFOLIO'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF DECEMBER 31, 2004; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. PORTFOLIO INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

CREDIT SUISSE TRUST -- SMALL CAP GROWTH PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT
December 31, 2004 (unaudited)

                                                                January 26, 2005

Dear Shareholder:

   For the 12 months ended December 31, 2004, Credit Suisse Trust -- Small Cap Growth Portfolio (the "Portfolio") had a gain of 10.87%, versus an increase of 14.31% for the Russell 2000(R) Growth Index.(1)

THE MARKET: SOFT SUMMER, STRONG FOURTH QUARTER

   The US equity market began the period on a positive note, continuing a rally fueled by optimism over the economy and corporate profit growth. However, the market quickly encountered headwinds, mostly in the form of domestic and international political uncertainty, worries over rising interest rates and a surge in oil prices. Stocks languished into late October but ended the year on a bright note when a decisive presidential election, better employment numbers and benign inflation helped ease risk concerns.

   Growth stocks advanced but lagged value stocks for the 12 months, reflecting the outperformance of energy and industrial-type companies, which comprise a larger share of the value universe. Broadly, small cap equities outperformed large caps, a trend often (but not always) seen in the early stages of economic recovery and amid low interest rates.

STRATEGIC REVIEW: HELPED BY HEALTH CARE, HINDERED BY CHIP EQUIPMENT

   The Portfolio had a gain but underperformed its benchmark, in part due to stock selection in the financial services sector. ESpeed, an electronic securities trading company, sold off on competition fears. We eliminated the position late in the period. In addition, the Portfolio's semiconductor-equipment stocks fell amid a broad selloff in the group, hampering our performance in the producer durables sector. We selectively reduced our semiconductor exposure in the latter part of the period.

   Positive forces for the Portfolio included stock focus within technology. Our holdings here outperformed the benchmark's technology component by a wide margin, aided by Tessera Technologies (1.4% of the Portfolio as of December 31, 2004). The intellectual property rights company rallied on optimism regarding its royalty revenues. The Portfolio's health care stocks contributed positively to its relative and absolute return, led by Sepracor (a position we sold late in the period as it became a mid-cap stock), a pharmaceutical company specializing in respiratory treatments, and Centene (0.9% of the Portfolio as of December 31, 2004), a diversified managed care stock that was buoyed by continued, consistent profit growth. The Portfolio also drew support from an overweighting and good stock selection in the energy sector.

GOING FORWARD: OPPORTUNITIES IN VARIED SECTORS

   We have adjusted our producer durables exposure, ending the period with an underweighting after being modestly overweighted a year ago. We still view specific stocks here positively, including Kennametal (0.9% of the Portfolio as of December 31, 2004), a tool and die maker we added to the Portfolio late in the period. We believe that a recovery in industrial America should support its long-term growth prospects.

   Elsewhere, we think that an improving economy may benefit brokerages and money managers, and we hence have a bias toward these companies within the financial sector. We also have exposure to providers of business intelligence software, demand for which is rising due to greater corporate accountability associated with Sarbanes-Oxley legislation. As we move ahead, we intend to continue to raise our exposure to the hotels and entertainment areas, in the belief that such companies should benefit from increased travel, including tourism spurred by a weaker US dollar vs. other major currencies.

The Credit Suisse Small/Mid-Cap Growth Team

Marian U. Pardo            Leo M. Bernstein                Calvin E. Chung

   INVESTMENTS IN SMALL COMPANIES MAY BE MORE VOLATILE AND LESS LIQUID THAN INVESTMENTS IN LARGER COMPANIES.

   IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE PORTFOLIO'S INVESTMENTS. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE PORTFOLIO COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE PORTFOLIO HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

[CHART]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
              CREDIT SUISSE TRUST -- SMALL CAP GROWTH PORTFOLIO AND
          THE RUSSELL 2000(R) GROWTH INDEX(1) FROM INCEPTION (6/30/95).

             CREDIT SUISSE TRUST--SMALL CAP GROWTH PORTFOLIO    RUSSELL 2000(R) GROWTH INDEX(1)
             -----------------------------------------------    -------------------------------
6/30/1995                   $     10,000                                  $     10,000
7/31/1995                   $     10,320                                  $     10,779
8/31/1995                   $     11,040                                  $     10,912
9/30/1995                   $     11,560                                  $     11,137
10/31/1995                  $     11,190                                  $     10,589
11/30/1995                  $     11,990                                  $     11,057
12/31/1995                  $     12,510                                  $     11,302
1/31/1996                   $     12,360                                  $     11,208
2/29/1996                   $     12,840                                  $     11,719
3/31/1996                   $     13,130                                  $     11,951
4/30/1996                   $     14,420                                  $     12,868
5/31/1996                   $     15,150                                  $     13,528
6/30/1996                   $     14,280                                  $     12,649
7/31/1996                   $     12,690                                  $     11,105
8/31/1996                   $     13,700                                  $     11,927
9/30/1996                   $     14,370                                  $     12,541
10/31/1996                  $     13,920                                  $     12,000
11/30/1996                  $     13,930                                  $     12,334
12/31/1996                  $     14,240                                  $     12,575
1/31/1997                   $     14,580                                  $     12,889
2/28/1997                   $     13,520                                  $     12,110
3/31/1997                   $     12,440                                  $     11,256
4/30/1997                   $     12,250                                  $     11,125
5/31/1997                   $     13,980                                  $     12,798
6/30/1997                   $     14,620                                  $     13,232
7/31/1997                   $     15,400                                  $     13,910
8/31/1997                   $     15,820                                  $     14,327
9/30/1997                   $     17,210                                  $     15,470
10/31/1997                  $     16,420                                  $     14,541
11/30/1997                  $     16,140                                  $     14,194
12/31/1997                  $     16,480                                  $     14,202
1/31/1998                   $     15,860                                  $     14,013
2/28/1998                   $     17,230                                  $     15,250
3/31/1998                   $     18,110                                  $     15,890
4/30/1998                   $     18,230                                  $     15,987
5/31/1998                   $     16,840                                  $     14,826
6/30/1998                   $     17,270                                  $     14,977
7/31/1998                   $     15,620                                  $     13,727
8/31/1998                   $     12,460                                  $     10,558
9/30/1998                   $     13,350                                  $     11,629
10/31/1998                  $     13,870                                  $     12,235
11/30/1998                  $     14,880                                  $     13,184
12/31/1998                  $     16,010                                  $     14,377
1/31/1999                   $     16,400                                  $     15,024
2/28/1999                   $     14,840                                  $     13,650
3/31/1999                   $     15,500                                  $     14,136
4/30/1999                   $     15,500                                  $     15,384
5/31/1999                   $     15,590                                  $     15,408
6/30/1999                   $     17,090                                  $     16,220
7/31/1999                   $     17,050                                  $     15,719
8/31/1999                   $     16,980                                  $     15,131
9/30/1999                   $     17,700                                  $     15,423
10/31/1999                  $     19,000                                  $     15,817
11/30/1999                  $     22,040                                  $     17,490
12/31/1999                  $     27,069                                  $     20,573
1/31/2000                   $     26,532                                  $     20,381
2/29/2000                   $     36,017                                  $     25,123
3/31/2000                   $     31,274                                  $     22,482
4/30/2000                   $     26,832                                  $     20,212
5/31/2000                   $     24,145                                  $     18,442
6/30/2000                   $     27,720                                  $     20,825
7/31/2000                   $     24,807                                  $     19,040
8/31/2000                   $     28,227                                  $     21,043
9/30/2000                   $     26,129                                  $     19,997
10/31/2000                  $     24,125                                  $     18,374
11/30/2000                  $     20,219                                  $     15,038
12/31/2000                  $     22,167                                  $     15,958
1/31/2001                   $     22,220                                  $     17,250
2/28/2001                   $     19,309                                  $     14,885
3/31/2001                   $     16,758                                  $     13,532
4/30/2001                   $     19,203                                  $     15,188
5/31/2001                   $     18,897                                  $     15,540
6/30/2001                   $     19,163                                  $     15,964
7/31/2001                   $     18,127                                  $     14,603
8/31/2001                   $     16,944                                  $     13,690
9/30/2001                   $     14,060                                  $     11,480
10/31/2001                  $     15,641                                  $     12,585
11/30/2001                  $     17,263                                  $     13,636
12/31/2001                  $     18,618                                  $     14,485
1/31/2002                   $     17,980                                  $     13,969
2/28/2002                   $     16,505                                  $     13,065
3/31/2002                   $     17,861                                  $     14,201
4/30/2002                   $     17,303                                  $     13,894
5/31/2002                   $     16,093                                  $     13,081
6/30/2002                   $     14,578                                  $     11,972
7/31/2002                   $     12,239                                  $     10,132
8/31/2002                   $     12,067                                  $     10,127
9/30/2002                   $     11,522                                  $      9,396
10/31/2002                  $     12,279                                  $      9,871
11/30/2002                  $     13,223                                  $     10,849
12/31/2002                  $     12,346                                  $     10,101
1/31/2003                   $     12,160                                  $      9,826
2/28/2003                   $     11,934                                  $      9,564
3/31/2003                   $     12,107                                  $      9,708
4/30/2003                   $     13,023                                  $     10,626
5/31/2003                   $     14,538                                  $     11,824
6/30/2003                   $     14,671                                  $     12,052
7/31/2003                   $     15,801                                  $     12,963
8/31/2003                   $     16,691                                  $     13,659
9/30/2003                   $     15,947                                  $     13,314
10/31/2003                  $     17,887                                  $     14,464
11/30/2003                  $     18,233                                  $     14,936
12/31/2003                  $     18,339                                  $     15,003
1/31/2004                   $     19,402                                  $     15,791
2/29/2004                   $     19,442                                  $     15,767
3/31/2004                   $     19,921                                  $     15,841
4/30/2004                   $     18,764                                  $     15,046
5/31/2004                   $     19,230                                  $     15,345
6/30/2004                   $     19,708                                  $     15,856
7/31/2004                   $     17,582                                  $     14,432
8/31/2004                   $     17,223                                  $     14,122
9/30/2004                   $     17,954                                  $     14,903
10/31/2004                  $     18,339                                  $     15,265
11/30/2004                  $     19,522                                  $     16,555
12/31/2004                  $     20,333                                  $     17,149

                 AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004

1 YEAR      5 YEARS       SINCE INCEPTION
------      -------       ---------------
10.87%      (5.56)%             7.75%

   RETURNS REPRESENT PAST PERFORMANCE AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. THE CURRENT PERFORMANCE OF THE PORTFOLIO MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE LESS THAN ORIGINAL COST. THE PERFORMANCE RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. PERFORMANCE INCLUDES THE EFFECT OF DEDUCTING EXPENSES, BUT DOES NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR VARIABLE CONTRACT OR PLAN. ACCORDINGLY, THE PROSPECTUS OF THE SPONSORING PARTICIPATING INSURANCE COMPANY SEPARATE ACCOUNT OR PLAN DOCUMENTS OR OTHER INFORMATIONAL MATERIALS SUPPLIED BY PLAN SPONSORS SHOULD BE CAREFULLY REVIEWED FOR INFORMATION ON RELEVANT CHARGES AND EXPENSES. EXCLUDING THESE CHARGES AND EXPENSES FROM QUOTATIONS OF PERFORMANCE HAS THE EFFECT OF INCREASING THE PERFORMANCE QUOTED, AND THE EFFECT OF THESE CHARGES SHOULD BE CONSIDERED WHEN COMPARING PERFORMANCE TO THAT OF OTHER MUTUAL FUNDS. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT www.csam.com/us.

----------
(1) The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

INFORMATION ABOUT YOUR PORTFOLIO'S EXPENSES

   As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

   The table illustrates your Portfolio's expenses in two ways:

   - ACTUAL PORTFOLIO RETURN. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

   - HYPOTHETICAL 5% PORTFOLIO RETURN. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period.

   Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

                   EXPENSES AND VALUE OF A $1,000 INVESTMENT
                FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2004

ACTUAL PORTFOLIO RETURN
Beginning Account Value 7/1/04                $   1,000.00
Ending Account Value 12/31/04                 $   1,031.70
Expenses Paid per $1,000*                     $       5.62

HYPOTHETICAL 5% PORTFOLIO RETURN
Beginning Account Value 7/1/04                $   1,000.00
Ending Account Value 12/31/04                 $   1,019.61
Expenses Paid per $1,000*                     $       5.58

ANNUALIZED EXPENSE RATIOS*                            1.10%

----------
* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF YEAR PERIOD, THEN DIVIDED BY 366.

     THE "EXPENSES PAID PER $1,000" AND THE "ANNUALIZED EXPENSE RATIOS" IN THE TABLES ARE BASED ON ACTUAL EXPENSES PAID BY THE PORTFOLIO DURING THE PERIOD, NET OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IF THOSE FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS HAD NOT BEEN IN EFFECT, THE PORTFOLIO'S ACTUAL EXPENSES WOULD HAVE BEEN HIGHER.

For more information, please refer to the Portfolio's prospectus.

[CHART]

SECTOR BREAKDOWN*

Consumer Discretionary   28.3%
Health Care              24.6%
Technology               21.0%
Other Energy              7.5%
Financial Services        6.4%
Producer Durables         5.2%
Materials & Processing    4.6%
Short-Term Investments    1.4%
Consumer Staples          1.0%

----------
* The Portfolio's sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

CREDIT SUISSE TRUST -- SMALL CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2004

                                                                      NUMBER OF
                                                                        SHARES           VALUE
                                                                    --------------   --------------
COMMON STOCKS (98.9%)
AGRICULTURE (1.0%)
    Delta and Pine Land Co.~                                               277,600   $    7,572,928
                                                                                     --------------
BANKS (1.2%)
    Boston Private Financial Holdings, Inc.~                               334,300        9,417,231
                                                                                     --------------
BIOTECHNOLOGY (2.1%)
    Martek Biosciences Corp.*~                                             143,100        7,326,720
    Nabi Biopharmaceuticals*~                                              619,200        9,071,280
                                                                                     --------------
                                                                                         16,398,000
                                                                                     --------------
COMMERCIAL SERVICES & SUPPLIES (3.1%)
    Advance America Cash Advance Centers, Inc.*                             43,000          984,700
    Greenfield Online, Inc.*~                                              290,900        6,396,891
    Kforce, Inc.*~                                                         329,700        3,659,670
    Resources Connection, Inc.*~                                            85,100        4,621,781
    Universal Technical Institute, Inc.*~                                  202,700        7,726,924
                                                                                     --------------
                                                                                         23,389,966
                                                                                     --------------
COMMUNICATIONS EQUIPMENT (2.7%)
    Harmonic, Inc.*~                                                       504,400        4,206,696
    InterDigital Communications Corp.*~                                    372,000        8,221,200
    Kanbay International, Inc.*~                                           271,600        8,501,080
                                                                                     --------------
                                                                                         20,928,976
                                                                                     --------------
COMPUTERS & PERIPHERALS (1.3%)
    Avid Technology, Inc.*~                                                161,300        9,960,275
                                                                                     --------------
CONTAINERS & PACKAGING (1.3%)
    Crown Holdings, Inc.*~                                                 744,800       10,233,552
                                                                                     --------------
DISTRIBUTION & WHOLESALE (1.0%)
    Beacon Roofing Supply, Inc.*~                                          393,000        7,804,980
                                                                                     --------------
DIVERSIFIED FINANCIALS (3.3%)
    Affiliated Managers Group, Inc.*~                                      133,550        9,046,677
    Jefferies Group, Inc.~                                                 207,200        8,346,016
    Piper Jaffray Companies, Inc.*~                                        157,800        7,566,510
                                                                                     --------------
                                                                                         24,959,203
                                                                                     --------------
ENERGY EQUIPMENT & SERVICES (3.4%)
    FMC Technologies, Inc.*~                                               287,500        9,257,500
    Grey Wolf, Inc.*~                                                    1,800,600        9,489,162
    Newpark Resources, Inc.*~                                            1,379,700        7,105,455
                                                                                     --------------
                                                                                         25,852,117
                                                                                     --------------
FOOD & DRUG RETAILING (1.1%)
    Pantry, Inc.*~                                                         281,100        8,458,299
                                                                                     --------------
FOOD PRODUCTS (1.0%)
    John B. Sanfilippo & Son, Inc.*~                                       293,314        7,561,635
                                                                                     --------------

                See Accompanying Notes to Financial Statements.

                                                                      NUMBER OF
                                                                        SHARES           VALUE
                                                                    --------------   --------------
COMMON STOCKS
HEALTHCARE EQUIPMENT & SUPPLIES (6.9%)
    Advanced Neuromodulation Systems, Inc.*~                               199,000   $    7,852,540
    Align Technology, Inc.*~                                               675,900        7,265,925
    American Medical Systems Holdings, Inc.*~                              197,600        8,261,656
    I-Flow Corp.*~                                                         570,100       10,392,923
    SonoSite, Inc.*~                                                       200,400        6,803,580
    Wilson Greatbatch Technologies, Inc.*~                                 139,000        3,116,380
    Wright Medical Group, Inc.*~                                           333,100        9,493,350
                                                                                     --------------
                                                                                         53,186,354
                                                                                     --------------
HEALTHCARE PROVIDERS & SERVICES (11.9%)
    Amedisys, Inc.*~                                                       258,400        8,369,576
    AMERIGROUP Corp.*~                                                     186,600       14,118,156
    Centene Corp.*                                                         317,600        9,003,960
    Gentiva Health Services, Inc.*~                                        460,000        7,691,200
    Kindred Healthcare, Inc.*~                                             375,200       11,237,240
    Molina Healthcare, Inc.*                                               200,500        9,299,190
    Occulogix, Inc.*~                                                      576,900        5,930,532
    Psychiatric Solutions, Inc.*~                                          312,100       11,410,376
    TLC Vision Corp.*~                                                     481,900        5,026,217
    United Surgical Partners International, Inc.*~                         221,400        9,232,380
                                                                                     --------------
                                                                                         91,318,827
                                                                                     --------------
HOTELS, RESTAURANTS & LEISURE (3.6%)
    Aztar Corp.*                                                           223,300        7,797,636
    Carmike Cinemas, Inc.~                                                 221,500        8,084,750
    Great Wolf Resorts, Inc.*                                              170,000        3,797,800
    Panera Bread Co. Class A*~                                             195,600        7,886,592
                                                                                     --------------
                                                                                         27,566,778
                                                                                     --------------
INSURANCE (1.1%)
    Platinum Underwriters Holdings, Ltd.                                   264,900        8,238,390
                                                                                     --------------
INTERNET & CATALOG RETAIL (2.3%)
    Coldwater Creek, Inc.*~                                                379,100       11,702,817
    J. Jill Group, Inc.*~                                                  394,197        5,869,593
                                                                                     --------------
                                                                                         17,572,410
                                                                                     --------------
INTERNET SOFTWARE & SERVICES (6.9%)
    24/7 Real Media, Inc.*~                                              1,149,000        4,975,170
    Ask Jeeves, Inc.*~                                                     336,800        9,009,400
    Chordiant Software, Inc.*                                            1,989,200        4,535,376
    Digitas, Inc.*~                                                      1,106,600       10,568,030
    MatrixOne, Inc.*~                                                      567,888        3,719,667
    Netease.com, Inc. ADR*~                                                 08,300        5,721,489
    Openwave Systems, Inc.*~                                               622,866        9,629,508
    webMethods, Inc.*~                                                     667,400        4,811,954
                                                                                     --------------
                                                                                         52,970,594
                                                                                     --------------

                See Accompanying Notes to Financial Statements.

                                                                      NUMBER OF
                                                                        SHARES           VALUE
                                                                    --------------   --------------
COMMON STOCKS
IT CONSULTING & SERVICES (1.7%)
    Forrester Research, Inc.*~                                             228,500   $    4,099,290
    Titan Corp.*~                                                          555,600        9,000,720
                                                                                     --------------
                                                                                         13,100,010
                                                                                     --------------
LEISURE EQUIPMENT & PRODUCTS (1.0%)
    RC2 Corp.*~                                                            246,300        8,029,380
                                                                                     --------------
MACHINERY (1.1%)
    Kennametal, Inc.                                                       167,300        8,326,521
                                                                                     --------------
MEDIA (3.2%)
    aQuantive, Inc.*~                                                    1,282,900       11,469,126
    Cumulus Media, Inc. Class A*~                                          486,700        7,339,436
    Lions Gate Entertainment Corp.*~                                       528,400        5,611,608
                                                                                     --------------
                                                                                         24,420,170
                                                                                     --------------
METALS & MINING (1.3%)
    GrafTech International, Ltd.*~                                       1,053,100        9,962,326
                                                                                     --------------
OIL & GAS (4.1%)
    Comstock Resources, Inc.*~                                             370,700        8,173,935
    Denbury Resources, Inc.*~                                              305,100        8,374,995
    Remington Oil & Gas Corp.*~                                            283,200        7,717,200
    Stone Energy Corp.*~                                                   160,500        7,236,945
                                                                                     --------------
                                                                                         31,503,075
                                                                                     --------------
PHARMACEUTICALS (3.8%)
    Angiotech Pharmaceuticals, Inc.*~                                      411,200        7,586,640
    Inspire Phamaceuticals, Inc.*~                                         523,800        8,784,126
    Medicines Co.*~                                                        440,500       12,686,400
                                                                                     --------------
                                                                                         29,057,166
                                                                                     --------------
REAL ESTATE (0.7%)
    HouseValues, Inc.*~                                                    371,400        5,578,428
                                                                                     --------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (8.7%)
    Asyst Technologies, Inc.*~                                             609,400        3,101,846
    Axcelis Technologies, Inc.*~                                           411,800        3,347,934
    Cymer, Inc.*~                                                          200,100        5,910,954
    Entegris, Inc.*~                                                       607,800        6,047,610
    FormFactor, Inc.*~                                                     220,500        5,984,370
    Genesis Microchip, Inc.*~                                              584,000        9,472,480
    Tessera Technologies, Inc.*~                                           357,500       13,302,575
    Trident Microsystems, Inc.*~                                           407,500        6,813,400
    Varian Semiconductor Equipment Associates, Inc.*~                      126,600        4,665,210
    Zoran Corp.*~                                                          667,600        7,730,808
                                                                                     --------------
                                                                                         66,377,187
                                                                                     --------------
SOFTWARE (9.6%)
    Activision, Inc.*                                                      672,850       13,578,113
    Agile Software Corp.*~                                                 431,700        3,526,989

                 See Accompanying Notes to Financial Statements.

                                                                      NUMBER OF
                                                                        SHARES           VALUE
                                                                    --------------   --------------
COMMON STOCKS
SOFTWARE
    Hyperion Solutions Corp.*~                                             188,200   $    8,773,884
    Informatica Corp.*~                                                    753,100        6,115,172
    Quest Software, Inc.*~                                                 494,100        7,880,895
    Radiant Systems, Inc.*~                                                771,050        5,019,536
    SkillSoft PLC ADR*~                                                  1,311,705        7,411,133
    Take-Two Interactive Software, Inc.*~                                  159,900        5,562,921
    THQ, Inc.*~                                                            309,800        7,106,812
    TIBCO Software, Inc.*~                                                 643,900        8,589,626
                                                                                     --------------
                                                                                         73,565,081
                                                                                     --------------
SPECIALTY RETAIL (5.1%)
    Aaron Rents, Inc.~                                                     316,300        7,907,500
    Cost Plus, Inc.*~                                                      240,200        7,717,626
    Design Within Reach, Inc.*~                                            499,100        7,261,905
    Hot Topic, Inc.*~                                                      458,300        7,878,177
    Sports Authority, Inc.*~                                               311,800        8,028,850
                                                                                     --------------
                                                                                         38,794,058
                                                                                     --------------
TEXTILES & APPAREL (3.4%)
    Deckers Outdoor Corp.*~                                                175,800        8,260,842
    K-Swiss, Inc. Class A~                                                 349,900       10,189,088
    Warnaco Group, Inc.*~                                                  356,500        7,700,400
                                                                                     --------------
                                                                                         26,150,330
                                                                                     --------------
TOTAL COMMON STOCKS (Cost $645,838,151)                                                 758,254,247
                                                                                     --------------
WARRANT (0.0%)
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
    APW, Ltd. expires 7/31/09*^
    (Cost $0)                                                                  360                0
                                                                                     --------------
SHORT-TERM INVESTMENTS (26.4%)
    State Street Navigator Prime Fund~~                                191,606,947      191,606,947

                                                                         PAR
                                                                        (000)
                                                                    --------------
    State Street Bank and Trust Co. Euro Time Deposit, 1.400%,
      1/03/05                                                       $       11,007       11,007,000
                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS (Cost $202,613,947)                                        202,613,947
                                                                                     --------------
TOTAL INVESTMENTS AT VALUE (125.3%) (Cost $848,452,098)                                 960,868,194

LIABILITIES IN EXCESS OF OTHER ASSETS (-25.3%)                                         (193,764,109)
                                                                                     --------------
NET ASSETS (100.0%)                                                                  $  767,104,085
                                                                                     ==============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

----------
 *   Non-income producing security.
 ^ Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.
 ~   Security or portion thereof is out on loan.
~~ Represents security purchased with cash collateral received for securities on loan.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS
    Investments at value, including collateral for securities on loan
      of $191,606,947 (Cost $848,452,098) (Note 1)                      $   960,868,194(1)
    Cash                                                                        252,946
    Receivable for investments sold                                             514,121
    Receivable for portfolio shares sold                                        175,459
    Dividend and interest receivable                                             52,050
    Prepaid expenses and other assets                                            40,992
                                                                        ---------------
      Total Assets                                                          961,903,762
                                                                        ---------------
LIABILITIES
    Advisory fee payable (Note 2)                                               579,020
    Administrative services fee payable (Note 2)                                143,646
    Payable upon return of securities loaned (Note 1)                       191,606,947
    Payable for portfolio shares redeemed                                     1,309,253
    Payable for investments purchased                                         1,060,445
    Other accrued expenses payable                                              100,366
                                                                        ---------------
      Total Liabilities                                                     194,799,677
                                                                        ---------------
NET ASSETS
    Capital stock, $0.001 par value (Note 5)                                     50,138
    Paid-in capital (Note 5)                                                851,846,123
    Accumulated net realized loss on investments                           (197,208,272)
    Net unrealized appreciation from investments                            112,416,096
                                                                        ---------------
      Net Assets                                                        $   767,104,085
                                                                        ===============
    Shares outstanding                                                       50,137,710
                                                                        ---------------
    Net asset value, offering price, and redemption price per share     $         15.30
                                                                        ===============

----------
(1)  Including $186,569,220 of securities on loan.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

INVESTMENT INCOME (NOTE 1)
    Dividends                                                               $       803,910
    Interest                                                                        359,290
    Securities lending                                                              220,069
                                                                            ---------------
      Total investment income                                                     1,383,269
                                                                            ---------------

EXPENSES
    Investment advisory fees (Note 2)                                             6,994,293
    Administrative services fees (Note 2)                                         1,236,083
    Custodian fees                                                                   89,779
    Insurance expense                                                                54,764
    Printing fees (Note 2)                                                           51,840
    Audit fees                                                                       37,966
    Legal fees                                                                       31,806
    Commitment fees (Note 3)                                                         20,766
    Transfer agent fees                                                              14,134
    Trustees' fees                                                                    2,612
    Miscellaneous expense                                                            21,696
                                                                            ---------------
      Total expenses                                                              8,555,739
                                                                            ---------------
       Net investment loss                                                       (7,172,470)
                                                                            ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
    Net realized gain from investments                                           82,152,502
    Net change in unrealized appreciation (depreciation) from investments          (967,702)
                                                                            ---------------
    Net realized and unrealized gain from investments                            81,184,800
                                                                            ---------------
    Net increase in net assets resulting from operations                    $    74,012,330
                                                                            ===============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- SMALL CAP GROWTH PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR      FOR THE YEAR
                                                                    ENDED            ENDED
                                                             DECEMBER 31, 2004  DECEMBER 31, 2003
                                                             -----------------  -----------------
FROM OPERATIONS
  Net investment loss                                        $      (7,172,470) $      (5,817,635)
  Net realized gain (loss) on investments                           82,152,502           (767,560)
  Net change in unrealized appreciation (depreciation) from
   investments                                                        (967,702)       244,451,934
                                                             -----------------  -----------------
   Net increase in net assets resulting from operations             74,012,330        237,866,739
                                                             -----------------  -----------------

FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Proceeds from sale of shares                                      74,556,645        146,699,021
  Net asset value of shares redeemed                              (156,812,085)      (110,831,643)
                                                             -----------------  -----------------
   Net increase (decrease) in net assets from capital
     share transactions                                            (82,255,440)        35,867,378
                                                             -----------------  -----------------
  Net increase (decrease) in net assets                             (8,243,110)       273,734,117

NET ASSETS
  Beginning of year                                                775,347,195        501,613,078
                                                             -----------------  -----------------
  End of year                                                $     767,104,085  $     775,347,195
                                                             =================  =================

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Year)

                                                                     FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------------------------
                                                   2004            2003           2002           2001           2000(1)
                                                ------------   ------------   ------------   ------------   --------------
PER SHARE DATA
  Net asset value, beginning of year            $      13.80   $       9.29   $      14.01   $      16.68   $        26.20
                                                ------------   ------------   ------------   ------------   --------------

INVESTMENT OPERATIONS
  Net investment loss                                  (0.14)         (0.10)         (0.11)         (0.10)           (0.15)
  Net gain (loss) on investments
    (both realized and unrealized)                      1.64           4.61          (4.61)         (2.57)           (4.60)
                                                ------------   ------------   ------------   ------------   --------------
      Total from investment operations                  1.50           4.51          (4.72)         (2.67)           (4.75)
                                                ------------   ------------   ------------   ------------   --------------

LESS DISTRIBUTIONS
  Distributions from net realized gains                   --             --             --             --            (4.77)
                                                ------------   ------------   ------------   ------------   --------------
NET ASSET VALUE, END OF YEAR                    $      15.30   $      13.80   $       9.29   $      14.01   $        16.68
                                                ============   ============   ============   ============   ==============
      Total return(2)                                  10.87%         48.55%        (33.69)%       (16.01)%         (18.11)%
RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of year (000s omitted)        $    767,104   $    775,347   $    501,613   $    864,819   $    1,101,182
    Ratio of expenses to average net assets(3)          1.10%          1.12%          1.14%          1.12%            1.13%
    Ratio of net investment loss to average
      net assets                                       (0.92)%        (0.97)%        (0.94)%        (0.73)%          (0.57)%
  Portfolio turnover rate                                 99%            76%            69%            91%              85%

----------
(1) Certain distribution amounts have been reclassified to conform to the current year presentation.

(2) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions.

(3) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .02% for the year ended December 31, 2000. The Portfolio's net operating expense ratio after reflecting these arrangements was 1.11% for the year ended December 31, 2000. For the years ended December 31, 2004, 2003, 2002 and 2001, there was no effect on the net operating expense ratio because of transfer agent credits.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2004

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently offers eight managed investment portfolios of which one, the Small Cap Growth Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks capital growth. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995.

   A) SECURITY VALUATION -- The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

   B) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

   D) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

   E) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   F) SHORT-TERM INVESTMENTS -- The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("CSAM") an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by CSAM. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

   G) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by CSAM and may be invested in a variety of investments, including certain CSAM-advised funds, funds advised by SSB, the Portfolio's securities lending agent or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

   The market value of securities on loan to brokers and the value of collateral held by the Portfolio with respect to such loans at December 31, 2004 is as follows:

               MARKET VALUE OF          VALUE OF
              SECURITIES LOANED    COLLATERAL RECEIVED
              -----------------    -------------------
               $    186,569,220       $    191,606,947

   Prior to March 17, 2004, Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, had been engaged by the Portfolio to act as the Portfolio's securities lending agent.

   Effective March 17, 2004, SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from the securities lending activities, with the Portfolio receiving 70% and SSB receiving 30% of the earnings from the investment of cash collateral or any other securities lending income in accordance with the provisions of the securities lending agency agreement. The Portfolio may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

   H) OTHER -- The Portfolio may invest up to 15% of its net assets in non-publicly traded securities. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from such sales could differ from the price originally paid by the Portfolio or the current carrying values, and the difference could be material.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM serves as investment adviser for the Portfolio. For its investment advisory services, CSAM is entitled to receive a fee from the Portfolio at an annual rate of 0.90% of the average daily net assets of the Portfolio. For the year ended December 31, 2004, investment advisory fees earned were $6,994,293.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and SSB serve as co-administrators to the Portfolio.

   For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.10% of the average daily net assets of the Portfolio. For the year ended December 31, 2004, co-administrative services fees earned by CSAMSI were $777,148.

   For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee schedule calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio subject to an annual minimum fee.

          AVERAGE DAILY NET ASSETS                      ANNUAL RATE
          ------------------------          ---------------------------------
          First $5 billion                  0.050% of average daily net assets
          Next $5 billion                   0.035% of average daily net assets
          Over $10 billion                  0.020% of average daily net assets

   For the year ended December 31, 2004, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $458,935.

   In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

   For the period January 1, 2004 to March 16, 2004, CSFB received $2,552 in fees for its securities lending activities.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2004, Merrill was paid $12,656 for its services to the Portfolio.

NOTE 3. LINE OF CREDIT

   The Portfolio, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2004 and during the year ended December 31, 2004, the Portfolio had no borrowings under the Credit Facility.

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the year ended December 31, 2004, purchases and sales of investment securities (excluding short-term investments) were $728,755,813 and $795,817,692, respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

   The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

                         FOR THE YEAR ENDED   FOR THE YEAR ENDED
                          DECEMBER 31, 2004    DECEMBER 31, 2003
                         ------------------   ------------------
Shares sold                    5,103,557           12,617,432
Shares redeemed              (11,169,224)         (10,401,597)
                             ------------         ------------
Net increase (decrease)       (6,065,667)           2,215,835
                             ============         ============

   On December 31, 2004, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio were as follows:

                        NUMBER OF        APPROXIMATE PERCENTAGE
                      SHAREHOLDERS        OF OUTSTANDING SHARES
                      ------------        ---------------------
                            3                     85%

   Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

NOTE 6. FEDERAL INCOME TAXES

   Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of losses deferred due to net operating losses and wash sales.

   At December 31, 2004, the components of distributable earnings on a tax basis for the Portfolio were as follows:

        Accumulated net realized loss  $  (195,345,355)
        Unrealized appreciation            110,553,179
                                       ---------------
                                       $   (84,792,176)
                                       ===============

   At December 31, 2004, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

                                 EXPIRES DECEMBER 31,
                   ----------------------------------------------
                       2009             2010             2011
                   -------------    -------------    ------------
                   $  96,858,400    $  93,228,766    $  5,258,189

   During the tax year ended December 31, 2004, the Portfolio has utilized $80,575,738 of the capital loss carryforward.

   At December 31, 2004, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $850,315,017, $141,837,961, ($31,284,784) and $110,553,177, respectively.

   At December 31, 2004, the Portfolio reclassified $7,172,470 from paid-in capital to undistributed net investment loss, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of net operating losses. Net assets were not affected by these reclassifications.

NOTE 7. CONTINGENCIES

   In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

CREDIT SUISSE TRUST -- SMALL CAP GROWTH PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Credit Suisse Trust and Shareholders of Credit Suisse Trust -- Small Cap Growth Portfolio:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Cap Growth Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 7, 2005

CREDIT SUISSE TRUST -- SMALL CAP GROWTH PORTFOLIO

INFORMATION CONCERNING TRUSTEES AND OFFICERS (UNAUDITED)

                                        TERM                                         NUMBER OF
                                        OF OFFICE(1)                                 PORTFOLIOS IN
                                        AND                                          FUND
                         POSITION(S)    LENGTH        PRINCIPAL                      COMPLEX        OTHER
NAME, ADDRESS AND        HELD WITH      OF TIME       OCCUPATION(S) DURING           OVERSEEN BY    DIRECTORSHIPS
DATE OF BIRTH            TRUST          SERVED        PAST FIVE YEARS                TRUSTEE        HELD BY TRUSTEE
-----------------------  -------------  ------------  -----------------------------  -------------  ------------------------
INDEPENDENT TRUSTEES

Richard H. Francis       Trustee,       Since         Currently retired              41             None
c/o Credit Suisse Asset  Nominating     1999
Management, LLC          and
466 Lexington Avenue     Audit
New York, New York       Committee
10017-3140               Member

Date of Birth: 04/23/32

Jeffrey E. Garten        Trustee,       Since         Dean of Yale School of         40             Director of Aetna, Inc.
Box 208200               Nominating     1998(2)       Management and                                (insurance company); Director
New Haven, Connecticut   and                          William S. Beinecke                           of Calpine Corporation (energy
06520-8200               Audit                        Professor in the Practice                     provider); Director of CarMax
                         Committee                    of International Trade                        Group (used car dealers).
Date of Birth: 10/29/46  Member                       and Finance from
                                                      November 1995 to
                                                      present.

Peter F. Krogh           Trustee,       Since         Dean Emeritus and              40             Director of Carlisle Companies
301 ICC                  Nominating     2001          Distinguished Professor of                    Incorporated (diversified
Georgetown University    Committee                    International Affairs at the                  manufacturing company).
Washington, DC 20057     Chairman and                 Edmund A. Walsh School of
                         Audit                        Foreign Service, Georgetown
Date of Birth: 02/11/37  Committee                    University from June 1995 to
                         Member                       present.

James S. Pasman, Jr.     Trustee,       Since         Currently retired              42             Director of Education
c/o Credit Suisse Asset  Nominating     1999                                                        Management Corp.
Management, LLC          and Audit
466 Lexington Avenue     Committee
New York, New York       Member
10017-3140

Date of Birth: 12/20/30

----------
(1) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
(2) Mr. Garten was initially appointed as a Trustee of the Trust on February 6, 1998. He resigned as Trustee on February 3, 2000, and was subsequently re-appointed on December 21, 2000.

                                          TERM                                         NUMBER OF
                                          OF OFFICE(1)                                 PORTFOLIOS IN
                                          AND                                          FUND
                           POSITION(S)    LENGTH        PRINCIPAL                      COMPLEX        OTHER
NAME, ADDRESS AND          HELD WITH      OF TIME       OCCUPATION(S) DURING           OVERSEEN BY    DIRECTORSHIPS
DATE OF BIRTH              TRUST          SERVED        PAST FIVE YEARS                TRUSTEE        HELD BY TRUSTEE
-------------------------  -------------  ------------  ------------------------------ -------------  ------------------------
INDEPENDENT TRUSTEES

Steven N. Rappaport        Trustee,       Since         Partner of Lehigh Court, LLC   42             Director of Presstek, Inc.
Lehigh Court, LLC          Nominating     1999          and RZ Capital (private                       (digital imaging technologies
40 East 52nd Street        Committee                    investment firms) from July                   company); Director of Wood
New York, New York         Member and                   2002 to present; Transition                   Resources, LLC (plywood
10022                      Audit                        Adviser to SunGard Securities                 manufacturing company).
                           Committee                    Finance, Inc. from February
Date of Birth: 07/10/48    Chairman                     2002 to July 2002; President
                                                        of SunGard Securities Finance,
                                                        Inc. from 2001 to February
                                                        2002; President of Loanet,
                                                        Inc. (on-line accounting
                                                        service) from 1997 to 2001.

INTERESTED TRUSTEES

Michael E. Kenneally(3)    Chairman       Since         Chairman and Global Chief      44             None
Credit Suisse Asset        and Chief      2004          Executive Officer of CSAM
Management, LLC            Executive                    since 2003; Chairman and
466 Lexington Avenue       Officer                      Chief Investment Officer
New York, New York                                      of Banc of America
10017-3140                                              Capital Management from
                                                        1998 to March 2003.
Date of Birth: 03/30/54

William W. Priest(4)       Trustee        Since         Chief Executive Officer        47             Director of Globe
Epoch Investment Partners                 1999          of J Net Enterprises,                         Wireless, LLC (maritime
667 Madison Avenue                                      Inc. (technology holdings                     communication company);
New York, New York                                      company) since June 2004;                     Director of InfraRed X
10021                                                   Chief Executive Officer                       (medical device company);
                                                        of Epoch Investment                           Director of J Net
Date of Birth: 09/24/41                                 Partners, Inc. since                          Enterprises, Inc.
                                                        April 2004; Co-Managing
                                                        Partner, Steinberg Priest
                                                        & Sloane Capital
                                                        Management, LLC from 2001
                                                        to March 2004; Chairman
                                                        and Managing Director of
                                                        CSAM from 2000 to
                                                        February 2001; Chief
                                                        Executive Officer and
                                                        Managing Director of CSAM
                                                        from 1990 to 2000.

----------
(3) Mr. Kenneally is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act because he is an officer of CSAM.
(4) Mr. Priest is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act because he provided consulting services to CSAM within the last two years (ended 12/31/02).

                                                TERM
                                                OF OFFICE(1)
                                                AND
                            POSITION(S)         LENGTH
NAME, ADDRESS AND           HELD WITH           OF TIME
DATE OF BIRTH               TRUST               SERVED         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------   -----------------   ------------  ---------------------------------------------------------
OFFICERS

Michael A. Pignataro        Chief Financial     Since         Director and Director of Fund Administration of CSAM;
Credit Suisse Asset         Officer and         1999          Associated with CSAM since 1984; Officer of other Credit
Management, LLC             Treasurer                         Suisse Funds.
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 11/15/59

Emidio Morizio              Chief               Since         Director and Global Head of Compliance of CSAM; Associated
Credit Suisse Asset         Compliance          2004          with CSAM since July 2000; Vice President and Director of
Management, LLC             Officer                           Compliance of Forstmann-Leff Associates from 1998 to June
466 Lexington Avenue                                          2000; Officer of other Credit Suisse Funds.
New York, New York
10017-3140

Date of Birth: 09/21/66

Ajay Mehra                  Chief Legal         Since         Director and Deputy General Counsel of CSAM since
Credit Suisse Asset         Officer             2004          September 2004; Senior Associate of Shearman & Sterling
Management, LLC                                               LLP from September 2000 to September 2004; Senior
466 Lexington Avenue                                          Counsel of the SEC Division of Investment Management from
New York, New York                                            June 1997 to September 2000; Officer of other Credit Suisse
10017-3140                                                    Funds.

Date of Birth: 08/14/70

J. Kevin Gao                Vice President      Since         Vice President and legal counsel of CSAM; Associated with
Credit Suisse Asset         and Secretary       2004          CSAM since July 2003; Associated with the law firm of Willkie
Management, LLC                                               Farr & Gallagher LLP from 1998 to 2003; Officer of other
466 Lexington Avenue                                          Credit Suisse Funds.
New York, New York
10017-3140

Date of Birth: 10/13/67

Robert M. Rizza             Assistant           Since         Assistant Vice President of CSAM since January 2001;
Credit Suisse Asset         Treasurer           2002          Associated with CSAM since 1998; Officer of other Credit
Management, LLC                                               Suisse Funds.
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 12/09/65

   The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

CREDIT SUISSE TRUST -- SMALL CAP GROWTH PORTFOLIO

PROXY POLICY AND PORTFOLIO HOLDINGS INFORMATION

   Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30, 2004 as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

   -  By calling 1-800-222-8977

   -  On the Portfolio's website, www.csam.com/us

   - On the website of the Securities and Exchange Commission, http://www.sec.gov.

   The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

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

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

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

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

P.O. BOX 55030, BOSTON, MA 02205-5030
800-222-8977 - www.csam.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TRSCG-2-1204

[CREDIT SUISSE ASSET MANAGEMENT LOGO]


CREDIT SUISSE FUNDS

ANNUAL REPORT

DECEMBER 31, 2004


CREDIT SUISSE TRUST
- MID-CAP GROWTH PORTFOLIO


CREDIT SUISSE TRUST (THE "TRUST") SHARES ARE NOT AVAILABLE DIRECTLY TO INDIVIDUAL INVESTORS, BUT MAY BE OFFERED ONLY THROUGH CERTAIN INSURANCE PRODUCTS AND PENSION AND RETIREMENT PLANS.

THE TRUST'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES (WHICH SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING), AND MORE COMPLETE INFORMATION ABOUT THE TRUST, ARE PROVIDED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-222-8977 OR BY WRITING TO CREDIT SUISSE TRUST, P.O. BOX 55030, BOSTON, MA 02205-5030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT 466 LEXINGTON AVE., NEW YORK, NY 10017-3140. THE TRUST IS ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.

THE VIEWS OF THE PORTFOLIO'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF DECEMBER 31, 2004; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. PORTFOLIO INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

CREDIT SUISSE TRUST -- MID-CAP GROWTH PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT
December 31, 2004 (unaudited)

                                                                January 28, 2005

Dear Shareholder:

   For the 12 months ended December 31, 2004, Credit Suisse Trust -- Mid-Cap Growth Portfolio(1) (the "Portfolio") had a gain of 13.12%, versus increases of 14.59% for the Russell 2500(TM) Growth Index(2) and 15.48% for the Russell Midcap(R) Growth Index.(3)

THE MARKET: SOFT SUMMER, STRONG FOURTH QUARTER

   The US equity market began the period on a positive note, continuing a rally fueled by optimism over the economy and corporate profit growth. However, the market quickly encountered headwinds, mostly in the form of domestic and international political uncertainty, worries over rising interest rates and a surge in oil prices. Stocks languished into late October, but ended the year on a bright note when a decisive presidential election, better employment numbers and benign inflation helped ease risk concerns.

   Growth stocks advanced but lagged value stocks for the 12 months, reflecting the outperformance of energy and industrial-type companies, which comprise a larger share of the value universe. Broadly, small and mid-cap equities outperformed large caps, a trend often (but not always) seen in the early stages of economic recovery and amid low interest rates.

STRATEGIC REVIEW: TECHNOLOGY OUTPERFORMS WHILE CONSUMER, HEALTH CARE LAG

   The Portfolio had a gain but underperformed its benchmarks. Stocks that hindered the Portfolio's relative performance included its holdings in the consumer discretionary sector. Netflix, an online DVD rental company, declined as its business model became a rapid success, drawing the attention of potential competitors and forcing the company to lower its fees. We decided to eliminate the position late in the period. The Portfolio's health care stocks collectively advanced but underperformed. In addition, the Portfolio's semiconductor-equipment stocks fell amid a broad selloff in the group, hampering our performance in the producer durables sector. We selectively reduced our semiconductor exposure in the latter part of the period.

   On the positive side, stock selection in the technology sector was a contributor to relative performance. Noteworthy gainers here included Tessera Technologies (1.3% of the Portfolio as of December 31, 2004), an intellectual property rights company catering to electronics chip makers. It benefited from a favorable settlement in a copyright infringement dispute. The Portfolio's materials holdings also added value, paced by Monsanto (1.9% of the Portfolio as of December 31, 2004), a leader in the expanding area of bioengineered agriculture.

GOING FORWARD: FOCUS ON COMPANY SELECTION

   Stocks we added recently to the Portfolio included NCR (1.8% of the Portfolio as of December 31, 2004), a manufacturer of ATM machines and cash registers. The company's growth should be supported, in our view, by new ATM unit sales across the country, as well as by an upgrade cycle of existing ATM units that could extend for three or more years.

   Another recent purchase was Macromedia (2.1% of the Portfolio as of December 31, 2004), whose software products are used in the creation of interactive Web publishing. We see potential growth catalysts in the upgrade of its major product -- which accounts for about two-thirds of the company's revenues at present -- and a new product making inroads to the wireless telecommunications area. One noteworthy sale we made late in the period was Starbucks. After a period of strong performance that pushed the stock into large-cap territory, we eliminated the position and redeployed assets to more attractively priced stocks in the mid-cap area.

   Looking ahead, we expect that against a backdrop of modest economic growth and amid generally compressed stock valuations, individual company selection should prove critical to performance over the next year. We think the mid cap space offers compelling opportunities, given the number of relatively underfollowed companies that we believe nonetheless offer liquidity in the market.

   The Credit Suisse Mid-Cap Growth Team

   Marion U. Pardo
   Leo M. Bernstein
   Calvin E. Chung
   Eric M. Wiegand

   INVESTING IN SMALL TO MEDIUM-SIZED COMPANIES MAY BE MORE VOLATILE AND LESS LIQUID THAN INVESTMENTS IN LARGER COMPANIES.

   IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE PORTFOLIO'S INVESTMENTS. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE PORTFOLIO COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE PORTFOLIO HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

[CHART]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
               CREDIT SUISSE TRUST -- MID-CAP GROWTH PORTFOLIO(1),
         THE RUSSELL 2500(TM) GROWTH INDEX(2), AND THE RUSSELL MIDCAP(R)
                    GROWTH INDEX(3) FROM INCEPTION (9/13/99).

                 CREDIT SUISSE TRUST --      RUSSELL 2500(TM)    RUSSELL MIDCAP(R)
               MID-CAP GROWTH PORTFOLIO(1)   GROWTH INDEX(2)     GROWTH INDEX(3)
 9/13/1999              $ 10,000                 $ 10,000            $ 10,000
 9/30/1999              $  9,530                 $  9,568            $  9,508
10/31/1999              $  9,950                 $ 10,034            $ 10,243
11/30/1999              $ 11,200                 $ 11,219            $ 11,304
12/31/1999              $ 13,195                 $ 13,334            $ 13,261
 1/31/2000              $ 13,286                 $ 13,260            $ 13,259
 2/29/2000              $ 17,233                 $ 16,661            $ 16,046
 3/31/2000              $ 15,961                 $ 15,354            $ 16,062
 4/30/2000              $ 13,791                 $ 13,858            $ 14,502
 5/31/2000              $ 12,862                 $ 12,624            $ 13,445
 6/30/2000              $ 14,831                 $ 14,293            $ 14,871
 7/31/2000              $ 14,033                 $ 13,122            $ 13,930
 8/31/2000              $ 15,406                 $ 14,832            $ 16,031
 9/30/2000              $ 15,174                 $ 13,873            $ 15,247
10/31/2000              $ 14,134                 $ 13,015            $ 14,204
11/30/2000              $ 11,923                 $ 10,536            $ 11,117
12/31/2000              $ 12,993                 $ 11,189            $ 11,703
 1/31/2001              $ 12,892                 $ 11,914            $ 12,372
 2/28/2001              $ 10,952                 $ 10,075            $ 10,231
 3/31/2001              $  9,821                 $  8,961            $  8,767
 4/30/2001              $ 11,074                 $ 10,326            $ 10,229
 5/31/2001              $ 10,912                 $ 10,626            $ 10,181
 6/30/2001              $ 11,266                 $ 10,867            $ 10,186
 7/31/2001              $ 10,659                 $ 10,066            $  9,499
 8/31/2001              $ 10,084                 $  9,397            $  8,810
 9/30/2001              $  8,871                 $  7,925            $  7,354
10/31/2001              $  9,528                 $  8,707            $  8,127
11/30/2001              $ 10,387                 $  9,459            $  9,002
12/31/2001              $ 10,862                 $  9,978            $  9,345
 1/31/2002              $ 10,366                 $  9,551            $  9,041
 2/28/2002              $  9,780                 $  8,961            $  8,528
 3/31/2002              $ 10,407                 $  9,682            $  9,179
 4/30/2002              $ 10,195                 $  9,361            $  8,694
 5/31/2002              $  9,740                 $  8,889            $  8,435
 6/30/2002              $  9,043                 $  8,072            $  7,503
 7/31/2002              $  7,790                 $  7,070            $  6,774
 8/31/2002              $  7,790                 $  7,068            $  6,750
 9/30/2002              $  7,275                 $  6,534            $  6,214
10/31/2002              $  7,689                 $  6,909            $  6,696
11/30/2002              $  8,154                 $  7,552            $  7,220
12/31/2002              $  7,679                 $  7,075            $  6,784
 1/31/2003              $  7,689                 $  6,921            $  6,718
 2/28/2003              $  7,578                 $  6,759            $  6,659
 3/31/2003              $  7,679                 $  6,848            $  6,783
 4/30/2003              $  8,214                 $  7,446            $  7,245
 5/31/2003              $  9,013                 $  8,235            $  7,942
 6/30/2003              $  9,215                 $  8,405            $  8,056
 7/31/2003              $  9,639                 $  8,964            $  8,343
 8/31/2003              $ 10,185                 $  9,445            $  8,803
 9/30/2003              $  9,831                 $  9,242            $  8,632
10/31/2003              $ 10,781                 $ 10,001            $  9,328
11/30/2003              $ 11,013                 $ 10,339            $  9,578
12/31/2003              $ 11,013                 $ 10,351            $  9,682
 1/31/2004              $ 11,619                 $ 10,782            $ 10,002
 2/29/2004              $ 11,761                 $ 10,883            $ 10,170
 3/31/2004              $ 11,943                 $ 10,921            $ 10,150
 4/30/2004              $ 11,306                 $ 10,458            $  9,864
 5/31/2004              $ 11,498                 $ 10,675            $ 10,097
 6/30/2004              $ 11,741                 $ 10,936            $ 10,258
 7/31/2004              $ 10,750                 $ 10,080            $  9,578
 8/31/2004              $ 10,437                   $9,877            $  9,461
 9/30/2004              $ 10,841                 $ 10,322            $  9,814
10/31/2004              $ 11,245                 $ 10,616            $ 10,146
11/30/2004              $ 11,842                 $ 11,319            $ 10,670
12/31/2004              $ 12,458                 $ 11,862            $ 11,181

                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004(1)

   1 YEAR               5 YEAR                    SINCE INCEPTION
   ------               ------                    ---------------
   13.12%               (1.14)%                        4.23%

   RETURNS REPRESENT PAST PERFORMANCE AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. THE CURRENT PERFORMANCE OF THE PORTFOLIO MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST. THE PERFORMANCE RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. PERFORMANCE INCLUDES THE EFFECT OF DEDUCTING EXPENSES, BUT DOES NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR VARIABLE CONTRACT OR PLAN. ACCORDINGLY, THE PROSPECTUS OF THE SPONSORING PARTICIPATING INSURANCE COMPANY SEPARATE ACCOUNT OR PLAN DOCUMENTS OR OTHER INFORMATIONAL MATERIALS SUPPLIED BY PLAN SPONSORS SHOULD BE CAREFULLY REVIEWED FOR INFORMATION ON RELEVANT CHARGES AND EXPENSES. EXCLUDING THESE CHARGES AND EXPENSES FROM QUOTATIONS OF PERFORMANCE HAS THE EFFECT OF INCREASING THE PERFORMANCE QUOTED, AND THE EFFECT OF THESE CHARGES SHOULD BE CONSIDERED WHEN COMPARING PERFORMANCE TO THAT OF OTHER MUTUAL FUNDS. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT www.csam.com/us.

----------
(1) Fee waivers and/or expense reimbursements reduced expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.
(2) The Russell 2500(TM) Growth Index measures the performance of those companies in the Russell 2500(TM) Index with higher price-to-book ratios and higher forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.
(3) The Russell Midcap(R) Growth Index measures the performance of those companies in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

INFORMATION ABOUT YOUR PORTFOLIO'S EXPENSES

   As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

   The table illustrates your Portfolio's expenses in two ways:

   - ACTUAL PORTFOLIO RETURN. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

   - HYPOTHETICAL 5% PORTFOLIO RETURN. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period.

   Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

                    EXPENSES AND VALUE OF A $1,000 INVESTMENT
                FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2004

ACTUAL PORTFOLIO RETURN
Beginning Account Value 7/01/04                                    $    1,000.00
Ending Account Value 12/31/04                                      $    1,061.10
Expenses Paid per $1,000*                                          $        6.48

HYPOTHETICAL 5% PORTFOLIO RETURN
Beginning Account Value 7/01/04                                    $    1,000.00
Ending Account Value 12/31/04                                      $    1,018.85
Expenses Paid per $1,000*                                          $        6.34

ANNUALIZED EXPENSE RATIOS*                                                  1.25%

----------
* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF YEAR PERIOD, THEN DIVIDED BY 366.

     THE "EXPENSES PAID PER $1,000" AND THE "ANNUALIZED EXPENSE RATIOS" IN THE TABLES ARE BASED ON ACTUAL EXPENSES PAID BY THE PORTFOLIO DURING THE PERIOD, NET OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IF THOSE FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS HAD NOT BEEN IN EFFECT, THE PORTFOLIO'S ACTUAL EXPENSES WOULD HAVE BEEN HIGHER.

For more information, please refer to the Portfolio's prospectus.

[CHART]

SECTOR BREAKDOWN*

Consumer Discretionary             25.80%
Technology                         20.30%
Health Care                        16.60%
Financial Services                  8.20%
Short-Term Investments              7.10%
Other Energy                        5.40%
Producer Durables                   5.10%
Materials & Processing              4.50%
Autos & Transportation              2.90%
Utilities                           2.20%
Consumer Staples                    1.90%

----------
* The Portfolio's sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

CREDIT SUISSE TRUST -- MID-CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2004

                                                                       NUMBER OF
                                                                        SHARES            VALUE
                                                                    ---------------   ---------------
COMMON STOCKS (93.2%)
AEROSPACE & DEFENSE (4.0%)
    Alliant Techsystems, Inc.*                                                8,800   $       575,344
    Goodrich Corp.                                                           16,800           548,352
    L-3 Communications Holdings, Inc.                                         8,000           585,920
                                                                                      ---------------
                                                                                            1,709,616
                                                                                      ---------------
AUTO COMPONENTS (1.6%)
    Autoliv, Inc.                                                            13,700           661,710
                                                                                      ---------------
BIOTECHNOLOGY (6.3%)
    Celgene Corp.*~                                                          10,900           289,177
    Charles River Laboratories International, Inc.*                          13,700           630,337
    Genzyme Corp.*                                                           17,800         1,033,646
    ImClone Systems, Inc.*                                                    8,100           373,248
    Martek Biosciences Corp.*~                                                7,000           358,400
                                                                                      ---------------
                                                                                            2,684,808
                                                                                      ---------------
CHEMICALS (3.0%)
    Crompton Corp.                                                           34,300           404,740
    Monsanto Co.                                                             16,000           888,800
                                                                                      ---------------
                                                                                            1,293,540
                                                                                      ---------------
COMMERCIAL SERVICES & SUPPLIES (3.2%)
    Advance America Cash Advance Centers, Inc.*                               2,400            54,960
    Corporate Executive Board Co.                                            10,300           689,482
    Monster Worldwide, Inc.*                                                 17,600           592,064
                                                                                      ---------------
                                                                                            1,336,506
                                                                                      ---------------
COMMUNICATIONS EQUIPMENT (3.8%)
    Avaya, Inc.*                                                             36,500           627,800
    Comverse Technology, Inc.*                                               23,700           579,465
    Juniper Networks, Inc.*                                                  14,600           396,974
                                                                                      ---------------
                                                                                            1,604,239
                                                                                      ---------------
COMPUTERS & PERIPHERALS (6.1%)
    ATI Technologies, Inc.*                                                  22,000           426,580
    Avid Technology, Inc.*                                                    7,400           456,950
    Lexmark International, Inc. Class A*                                      7,500           637,500
    NCR Corp.*                                                               12,200           844,606
    Network Appliance, Inc.*                                                  6,200           205,964
                                                                                      ---------------
                                                                                            2,571,600
                                                                                      ---------------
CONTAINERS & PACKAGING (1.5%)
    Ball Corp.                                                               14,100           620,118
                                                                                      ---------------
DIVERSIFIED FINANCIALS (5.0%)
    Chicago Mercantile Exchange~                                              2,800           640,360
    E*TRADE Financial Corp.*                                                 54,100           808,795
    Providian Financial Corp.*                                               40,200           662,094
                                                                                      ---------------
                                                                                            2,111,249
                                                                                      ---------------

                 See Accompanying Notes to Financial Statements.

                                                                       NUMBER OF
                                                                         SHARES           VALUE
                                                                    ---------------   ---------------
COMMON STOCKS
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.3%)
    Broadcom Corp. Class A*                                                  17,000   $       548,760
                                                                                      ---------------
ENERGY EQUIPMENT & SERVICES (4.3%)
    Baker Hughes, Inc.                                                        9,900           422,433
    BJ Services Co.                                                           9,400           437,476
    National-Oilwell, Inc.*~                                                 14,900           525,821
    Smith International, Inc.*                                                8,100           440,721
                                                                                      ---------------
                                                                                            1,826,451
                                                                                      ---------------
FOOD & DRUG RETAILING (1.2%)
    Whole Foods Market, Inc.                                                  5,400           514,890
                                                                                      ---------------
FOOD PRODUCTS (0.7%)
    J.M. Smucker Co.                                                          6,400           301,248
                                                                                      ---------------
HEALTHCARE EQUIPMENT & SUPPLIES (3.7%)
    Beckman Coulter, Inc.                                                     7,000           468,930
    INAMED Corp.*                                                             7,600           480,700
    Varian Medical Systems, Inc.*                                            14,000           605,360
                                                                                      ---------------
                                                                                            1,554,990
                                                                                      ---------------
HEALTHCARE PROVIDERS & SERVICES (3.4%)
    AMERIGROUP Corp.*                                                        13,400         1,013,844
    VCA Antech, Inc.*~                                                       22,500           441,000
                                                                                      ---------------
                                                                                            1,454,844
                                                                                      ---------------
HOTELS, RESTAURANTS & LEISURE (6.1%)
    International Game Technology                                            19,700           677,286
    MGM Mirage, Inc.*                                                        16,000         1,163,840
    Starwood Hotels & Resorts Worldwide, Inc.                                13,100           765,040
                                                                                      ---------------
                                                                                            2,606,166
                                                                                      ---------------
HOUSEHOLD DURABLES (1.1%)
    Snap-On, Inc.                                                            13,700           470,732
                                                                                      ---------------
INSURANCE (3.1%)
    AMBAC Financial Group, Inc.                                              10,300           845,939
    Genworth Financial, Inc. Class A                                         17,300           467,100
                                                                                      ---------------
                                                                                            1,313,039
                                                                                      ---------------
INTERNET SOFTWARE & SERVICES (4.4%)
    Ask Jeeves, Inc.*~                                                       15,500           414,625
    McAfee, Inc.*                                                            21,200           613,316
    VeriSign, Inc.*                                                          25,100           841,352
                                                                                      ---------------
                                                                                            1,869,293
                                                                                      ---------------
LEISURE EQUIPMENT & PRODUCTS (1.0%)
    SCP Pool Corp.                                                           13,500           430,650
                                                                                      ---------------

                 See Accompanying Notes to Financial Statements

                                                                       NUMBER OF
                                                                         SHARES           VALUE
                                                                    ---------------   ---------------
COMMON STOCKS
MEDIA (3.4%)
    E.W. Scripps Co. Class A                                                  8,600   $       415,208
    Getty Images, Inc.*                                                      15,000         1,032,750
                                                                                      ---------------
                                                                                            1,447,958
                                                                                      ---------------
OIL & GAS (1.1%)
    Newfield Exploration Co.*                                                 7,900           466,495
                                                                                      ---------------
PERSONAL PRODUCTS (1.6%)
    Alberto-Culver Co.                                                       14,300           694,551
                                                                                      ---------------
PHARMACEUTICALS (3.2%)
    Sepracor, Inc.*~                                                         15,200           902,424
    Valeant Pharmaceuticals Internationalss                                  17,500           461,125
                                                                                      ---------------
                                                                                            1,363,549
                                                                                      ---------------
ROAD & RAIL (1.3%)
    C.H. Robinson Worldwide, Inc.                                            10,000           555,200
                                                                                      ---------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.7%)
    FormFactor, Inc.*                                                        12,200           331,108
    Integrated Circuit Systems, Inc.*                                         9,800           205,016
    Tessera Technologies, Inc.*                                              16,600           617,686
                                                                                      ---------------
                                                                                            1,153,810
                                                                                      ---------------
SOFTWARE (7.0%)
    Activision, Inc.*                                                        37,400           754,732
    Adobe Systems, Inc.                                                      13,100           821,894
    Hyperion Solutions Corp.*                                                 9,500           442,890
    Macromedia, Inc.*                                                        30,600           952,272
                                                                                      ---------------
                                                                                            2,971,788
                                                                                      ---------------
SPECIALTY RETAIL (1.3%)
    Williams-Sonoma, Inc.*                                                   15,500           543,120
                                                                                      ---------------
TEXTILES & APPAREL (3.6%)
    Coach, Inc.*                                                             14,800           834,720
    Columbia Sportswear Co.*~                                                11,500           685,515
                                                                                      ---------------
                                                                                            1,520,235
                                                                                      ---------------
WIRELESS TELECOMMUNICATION SERVICES (3.2%)
    Crown Castle International Corp.*                                        25,900           430,976
    Nextel Partners, Inc. Class A*                                           48,300           943,782
                                                                                      ---------------
                                                                                            1,374,758
                                                                                      ---------------
TOTAL COMMON STOCKS (Cost $31,385,251)                                                     39,575,913
                                                                                      ---------------

                 See Accompanying Notes to Financial Statements

                                                                       NUMBER OF
                                                                         SHARES           VALUE
                                                                    ---------------   ---------------
SHORT-TERM INVESTMENTS (16.3%)
    State Street Navigator Prime Fund~~                                   3,892,552   $     3,892,552
                                                                                      ---------------

                                                                          PAR
                                                                         (000)
                                                                    ---------------
    State Street Bank and Trust Co. Euro Time Deposit,
      1.400%, 1/03/05                                               $         3,005         3,005,000
                                                                                      ---------------

TOTAL SHORT-TERM INVESTMENTS (Cost $6,897,552)                                              6,897,552
                                                                                      ---------------

TOTAL INVESTMENTS AT VALUE (109.5%) (Cost $38,282,803)                                     46,473,465

LIABILITIES IN EXCESS OF OTHER ASSETS (-9.5%)                                              (4,021,542)
                                                                                      ---------------

NET ASSETS (100.0%)                                                                   $    42,451,923
                                                                                      ===============

*    Non-income producing security.
~    Security or portion thereof is out on loan.
~~ Represents security purchased with cash collateral received for securities on loan.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- MID-CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS
    Investments at value, including collateral for securities on loan of
      $3,892,552 (Cost $38,282,803) (Note 1)                                  $    46,473,465(1)
    Cash                                                                                   40
    Dividend and interest receivable                                                   19,606
    Receivable for portfolio shares sold                                                  110
    Prepaid expenses and other assets                                                   4,178
                                                                              ---------------
      Total Assets                                                                 46,497,399
                                                                              ---------------
LIABILITIES
    Advisory fee payable (Note 2)                                                      44,717
    Administrative services fee payable (Note 2)                                       10,644
    Payable upon return of securities loaned (Note 1)                               3,892,552
    Payable for portfolio shares redeemed                                              51,420
    Payable for investments purchased                                                  18,900
    Other accrued expenses payable                                                     27,243
                                                                              ---------------
      Total Liabilities                                                             4,045,476
                                                                              ---------------
NET ASSETS
    Capital stock, $0.001 par value (Note 5)                                            3,443
    Paid-in capital (Note 5)                                                       52,128,056
    Accumulated net realized loss on investments                                  (17,870,238)
    Net unrealized appreciation from investments                                    8,190,662
                                                                              ---------------
      Net Assets                                                              $    42,451,923
                                                                              ===============
    Shares outstanding                                                              3,443,365
                                                                              ---------------
    Net asset value, offering price, and redemption price per share           $         12.33
                                                                              ===============

(1)  Including $3,803,859 of securities on loan.

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

INVESTMENT INCOME (Note 1)
    Dividends                                                                 $       127,930
    Interest                                                                           23,634
    Securities lending                                                                  7,342
                                                                              ---------------
      Total investment income                                                         158,906
                                                                              ---------------
EXPENSES
    Investment advisory fees (Note 2)                                                 375,187
    Administrative services fees (Note 2)                                              73,810
    Legal fees                                                                         31,507
    Audit fees                                                                         18,650
    Insurance expense                                                                  16,019
    Custodian fees                                                                     13,938
    Printing fees (Note 2)                                                             11,001
    Transfer agent fees                                                                 3,280
    Trustees' fees                                                                      2,602
    Commitment fees (Note 3)                                                            1,080
    Miscellaneous expense                                                               6,769
                                                                              ---------------
      Total expenses                                                                  553,843
    Less: fees waived (Note 2)                                                        (32,751)
                                                                              ---------------
      Net expenses                                                                    521,092
                                                                              ---------------
       Net investment loss                                                           (362,186)
                                                                              ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
    Net realized gain from investments                                              6,346,899
    Net change in unrealized appreciation (depreciation) from investments            (982,192)
                                                                              ---------------
    Net realized and unrealized gain from investments                               5,364,707
                                                                              ---------------
    Net increase in net assets resulting from operations                      $     5,002,521
                                                                              ===============

                 See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      FOR THE YEAR     FOR THE YEAR
                                                                         ENDED             ENDED
                                                                   DECEMBER 31, 2004 DECEMBER 31, 2003
                                                                   ----------------- -----------------
FROM OPERATIONS
  Net investment loss                                               $      (362,186)  $      (313,631)
  Net realized gain from investments                                      6,346,899         2,677,733
  Net change in unrealized appreciation (depreciation) from
    investments                                                            (982,192)       10,218,597
                                                                    ---------------   ---------------
  Net increase in net assets resulting from operations                    5,002,521        12,582,699
                                                                    ---------------   ---------------
FROM CAPITAL SHARE TRANSACTIONS (Note 5)
  Proceeds from sale of shares                                            2,162,435         3,089,773
  Net asset value of shares redeemed                                     (6,282,401)       (4,856,628)
                                                                    ---------------   ---------------
    Net decrease in net assets from capital share transactions           (4,119,966)       (1,766,855)
                                                                    ---------------   ---------------
  Net increase in net assets                                                882,555        10,815,844
NET ASSETS
  Beginning of year                                                      41,569,368        30,753,524
                                                                    ---------------   ---------------
  End of year                                                       $    42,451,923   $    41,569,368
                                                                    ===============   ===============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- MID-CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Year)

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                             --------------------------------------------------------------
                                                2004         2003         2002         2001         2000
                                             ----------   ----------   ----------   ----------   ----------
PER SHARE DATA
  Net asset value, beginning of year         $    10.90   $     7.60   $    10.75   $    12.86   $    13.07
                                             ----------   ----------   ----------   ----------   ----------
INVESTMENT OPERATIONS
  Net investment loss                             (0.11)       (0.08)       (0.08)       (0.08)       (0.06)(1)
  Net gain (loss) on investments
    (both realized and unrealized)                 1.54         3.38        (3.07)       (2.03)       (0.14)
                                             ----------   ----------   ----------   ----------   ----------
      Total from investment operations             1.43         3.30        (3.15)       (2.11)       (0.20)
                                             ----------   ----------   ----------   ----------   ----------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income               --           --           --           --        (0.00)(2)
  Distributions from net realized gains              --           --           --           --        (0.01)
                                             ----------   ----------   ----------   ----------   ----------
      Total dividends and distributions              --           --           --           --        (0.01)
                                             ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF YEAR                 $    12.33   $    10.90   $     7.60   $    10.75   $    12.86
                                             ==========   ==========   ==========   ==========   ==========
      Total return(3)                             13.12%       43.42%      (29.30)%     (16.41)%      (1.53)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of year (000s omitted)     $   42,452   $   41,569   $   30,754   $   51,290   $   55,882
    Ratio of expenses to average net
      assets(4)                                    1.25%        1.25%        1.25%        1.25%        1.26%
    Ratio of net investment loss to
      average net assets                          (0.87)%      (0.90)%      (0.84)%      (0.81)%      (0.45)%
    Decrease reflected in above operating
      expense ratios due to
      waivers/reimbursements                       0.08%        0.14%        0.11%        0.04%        0.04%
  Portfolio turnover rate                           124%          73%          74%         173%         135%

(1) Per share information is calculated using the average shares outstanding method.

(2)  This amount represents less than $0.01 per share.

(3) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certian expenses not been reduced during the years shown, total returns would have been lower.

(4) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .01% for the year ended December 31, 2000. The Portfolio's net operating expense ratio after reflecting these arrangements was 1.25% for the year ended December 31, 2000. For the years ended December 31, 2004, 2003, 2002 and 2001, there was no effect on the net operating expense ratio because of transfer agent credits.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- MID-CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2004

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently offers eight managed investment portfolios of which one, the Mid-Cap Growth Portfolio (formerly the Emerging Growth Portfolio), (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks maximum capital appreciation. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995.

   A) SECURITY VALUATION -- The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Portfolio may utilize a service provided by an independent third party which was has been approved by the Board of Trustees to fair value certain securities.

   B) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

   D) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

   E) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   F) SHORT-TERM INVESTMENTS -- The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by CSAM. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

   G) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by CSAM and may be invested in a variety of investments, including certain CSAM-advised funds, funds advised by SSB, the Portfolio's securities lending agent, or money market instruments.

However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

   The market value of securities on loan to brokers and the value of collateral held by the Portfolio with respect to such loans at December 31, 2004 is as follows:

          MARKET VALUE OF                   VALUE OF
         SECURITIES LOANED             COLLATERAL RECEIVED
         -----------------             -------------------
            $ 3,803,859                      $ 3,892,552

   Prior to March 17, 2004, Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, had been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio earned no income from securities lending through the period ended March 17, 2004.

   Effective March 17, 2004, SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities, with the Portfolio receiving 70% and SSB receiving 30% of the earnings from the investment of cash collateral or any other securities lending income in accordance with the provisions of the securities lending agency agreement. The Portfolio may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM serves as investment adviser for the Portfolio. For its investment advisory services, CSAM is entitled to receive a fee from the Portfolio at an annual rate of 0.90% of the Portfolio's average daily net assets. For the year ended December 31, 2004, investment advisory fees earned and voluntarily waived for the Portfolio were $375,187 and $32,751, respectively. CSAM will not recapture from the Portfolio any fees it waived during the fiscal year ended December 31, 2004.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and SSB serve as co-administrators to the Portfolio.

   For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.10% of the average daily net assets of the Portfolio. For the year ended December 31, 2004, co-administrative services fees earned by CSAMSI were $41,688.

   For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee schedule calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee.

          AVERAGE DAILY NET ASSETS                      ANNUAL RATE
          ------------------------                      -----------
          First $5 billion                   0.050% of average daily net assets
          Next $5 billion                    0.035% of average daily net assets
          Over $10 billion                   0.020% of average daily net assets

   For the year ended December 31, 2004, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $32,122.

   In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2004, Merrill was paid $4,960 for its services to the Portfolio.

NOTE 3. LINE OF CREDIT

   The Portfolio, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2004 and during the year ended December 31, 2004, the Portfolio had no borrowings under the Credit Facility.

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the year ended December 31, 2004, purchases and sales of investment securities (excluding short-term investments) were $48,334,395 and $54,082,575, respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

   The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $0.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

                                      FOR THE YEAR ENDED     FOR THE YEAR ENDED
                                       DECEMBER 31, 2004      DECEMBER 31, 2003
                                      ------------------     ------------------
       Shares sold                         189,024                317,577
       Shares redeemed                    (558,423)              (553,853)
                                          --------               --------
       Net decrease                       (369,399)              (236,276)
                                          ========               ========

   On December 31, 2004, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio were as follows:

                   NUMBER OF         APPROXIMATE PERCENTAGE
                 SHAREHOLDERS        OF OUTSTANDING SHARES
                 ------------        ----------------------
                      1                       96%

   Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

NOTE 6. FEDERAL INCOME TAXES

   Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of net operating losses and losses deferred due to wash sales.

   At December 31, 2004, the components of distributable earnings on a tax basis for the Portfolio were as follows:

       Accumulated net realized loss                           $ (17,864,179)
       Unrealized appreciation                                     8,184,603
                                                               -------------
                                                               $  (9,679,576)
                                                               =============

   At December 31, 2004, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

                                EXPIRES DECEMBER 31,
                             --------------------------
                                 2009           2010
                             ------------   -----------
                             $ 13,798,285   $ 4,065,894

   During the tax year ended December 31, 2004, the Portfolio has utilized $6,304,347 of the capital loss carryforward.

   At December 31, 2004, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $38,288,864, $8,332,140, $(147,539) and $8,184,601, respectively.

   At December 31, 2004, the Portfolio reclassified $362,186 from paid-in capital to accumulated net investment loss, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of net operating losses. Net assets were not affected by these reclassifications.

NOTE 7. CONTINGENCIES

   In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

CREDIT SUISSE TRUST -- MID-CAP GROWTH PORTFOLIO
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Credit Suisse Trust and Shareholders of Credit Suisse Trust -- Mid-Cap Growth Portfolio:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid-Cap Growth Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 7, 2005

CREDIT SUISSE TRUST MID-CAP GROWTH PORTFOLIO
INFORMATION CONCERNING TRUSTEES AND OFFICERS (UNAUDITED)

                                       TERM                                     NUMBER OF
                                       OF OFFICE(1)                             PORTFOLIOS IN
                                       AND                                      FUND
                          POSITION(S)  LENGTH        PRINCIPAL                  COMPLEX           OTHER
NAME, ADDRESS AND         HELD WITH    OF TIME       OCCUPATION(S) DURING       OVERSEEN BY       DIRECTORSHIPS
DATE OF BIRTH             TRUST        SERVED        PAST FIVE YEARS            TRUSTEE           HELD BY TRUSTEE
----------------          -----------  ------------  --------------------       -------------     ---------------
INDEPENDENT TRUSTEES

Richard H. Francis        Trustee,     Since         Currently retired          41                None
c/o Credit Suisse Asset   Nominating   1999
Management, LLC           and
466 Lexington Avenue      Audit
New York, New York        Committee
10017-3140                Member

Date of Birth: 04/23/32

Jeffrey E. Garten         Trustee,     Since         Dean of Yale School of     40                Director of Aetna, Inc.
Box 208200                Nominating   1998(2)       Management and William S.                    (insurance company); Director
New Haven, Connecticut    and                        Beinecke Professor in the                    of Calpine Corporation (energy
06520-8200                Audit                      Practice of International                    provider); Director of CarMax
                          Committee                  Trade and Finance from                       Group (used car dealers).
Date of Birth: 10/29/46   Member                     November 1995 to present.


Peter F. Krogh            Trustee,     Since         Dean Emeritus and          40                Director of Carlisle Companies
301 ICC                   Nominating   2001          Distinguished Professor                      Incorporated (diversified
Georgetown University     Committee                  of International Affairs                     manufacturing company).
Washington, DC 20057      Chairman                   at the Edmund A. Walsh
                          and Audit                  School of Foreign
Date of Birth: 02/11/37   Committee                  Service, Georgetown
                          Member                     University from June 1995
                                                     to present.

James S. Pasman, Jr.      Trustee,     Since         Currently retired          42                Director of Education
c/o Credit Suisse Asset   Nominating   1999                                                       Management Corp.
Management, LLC           and Audit
466 Lexington Avenue      Committee
New York, New York        Member
10017-3140

Date of Birth: 12/20/30

----------
(1) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
(2) Mr. Garten was initially appointed as a Trustee of the Trust on February 6, 1998. He resigned as Trustee on February 3, 2000, and was subsequently re-appointed on December 21, 2000.

                                       TERM                                     NUMBER OF
                                       OF OFFICE(1)                             PORTFOLIOS IN
                                       AND                                      FUND
                          POSITION(S)  LENGTH        PRINCIPAL                  COMPLEX           OTHER
NAME, ADDRESS AND         HELD WITH    OF TIME       OCCUPATION(S) DURING       OVERSEEN BY       DIRECTORSHIPS
DATE OF BIRTH             TRUST        SERVED        PAST FIVE YEARS            TRUSTEE           HELD BY TRUSTEE
----------------          -----------  ------------  --------------------       -------------     ---------------
INDEPENDENT TRUSTEES

Steven N. Rappaport       Trustee,     Since         Partner of Lehigh Court,   42                Director of Presstek, Inc.
Lehigh Court, LLC         Nominating   1999          LLC and RZ Capital                           (digital imaging technologies
40 East 52nd Street       Committee                  (private investment                          company); Director of Wood
New York, New York        Member and                 firms) from July 2002 to                     Resources, LLC. (plywood
10022                     Audit                      present; Transition                          manufacturing company).
                          Committee                  Adviser to SunGard
Date of Birth: 07/10/48   Chairman                   Securities Finance, Inc.
                                                     from February 2002 to
                                                     July 2002; President of
                                                     SunGard Securities
                                                     Finance, Inc. from 2001
                                                     to February 2002;
                                                     President of Loanet, Inc.
                                                     (on-line accounting
                                                     service) from 1997 to
                                                     2001.

INTERESTED TRUSTEES

Michael E. Kenneally(3)   Chairman and Since         Chairman and Global Chief  44                None
Credit Suisse Asset       Chief        2004          Executive Officer of CSAM
Management, LLC           Executive                  since 2003; Chairman and
466 Lexington Avenue      Officer                    Chief Investment Officer
New York, New York                                   of Banc of America
10017-3140                                           Capital Management from
Date of Birth: 03/30/54                              1998 to March 2003.

William W. Priest(4)      Trustee      Since         Chief Executive Officer    47                Director of Globe
Epoch Investment Partners              1999          of J Net Enterprises,                        Wireless, LLC (maritime
667 Madison Avenue                                   Inc. (technology holdings                    communication company);
New York, New York                                   company) since June 2004;                    Director of InfraRed X
10021                                                Chief Executive Officer                      (medical device company);
                                                     of Epoch Investment                          Director of J Net
Date of Birth: 09/24/41                              Partners, Inc. since                         Enterprises, Inc.
                                                     April 2004; Co-Managing
                                                     Partner, Steinberg Priest
                                                     & Sloane Capital
                                                     Management, LLC from 2001
                                                     to March 2004; Chairman
                                                     and Managing Director of
                                                     CSAM from 2000 to
                                                     February 2001; Chief
                                                     Executive Officer and
                                                     Managing Director of CSAM
                                                     from 1990 to 2000.

----------
(3) Mr. Kenneally is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act because he is an officer of CSAM.
(4) Mr. Priest is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act because he provided consulting services to CSAM within the last two years (ended 12/31/02).

                                                   TERM
                                                   OF OFFICE1
                                                   AND
                             POSITION(S)           LENGTH
NAME, ADDRESS AND            HELD WITH             OF TIME
DATE OF BIRTH                TRUST                 SERVED               PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------             -----------           ----------           ----------------------------------------------
OFFICERS

Michael A. Pignataro         Chief Financial       Since                Director and Director of Fund Administration of
Credit Suisse Asset          Officer and           1999                 CSAM; Associated with CSAM since 1984; Officer of
Management, LLC              Treasurer                                  other Credit Suisse Funds.
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 11/15/59

Emidio Morizio               Chief                 Since                Director and Global Head of Compliance of CSAM;
Credit Suisse Asset          Compliance            2004                 Associated with CSAM since July 2000; Vice President
Management, LLC              Officer                                    and Director of Compliance of Forstmann-Leff
466 Lexington Avenue                                                    Associates from 1998 to June 2000; Officer of other
New York, New York                                                      Credit Suisse Funds.
10017-3140

Date of Birth: 09/21/66

Ajay Mehra                   Chief Legal           Since                Director and Deputy General Counsel of CSAM since
Credit Suisse Asset          Officer               2004                 September 2004; Senior Associate of Shearman &
Management, LLC                                                         Sterling LLP from September 2000 to September 2004;
466 Lexington Avenue                                                    Senior Counsel of the SEC Division of Investment
New York, New York                                                      Management from June 1997 to September 2000; Officer
10017-3140                                                              of other Credit Suisse Funds.

Date of Birth: 08/14/70

J. Kevin Gao                 Vice President        Since                Vice President and legal counsel of CSAM; Associated
Credit Suisse Asset          and Secretary         2004                 with CSAM since July 2003; Associated with the law
Management, LLC                                                         firm of Willkie Farr & Gallagher LLP from 1998 to
466 Lexington Avenue                                                    2003; Officer of other Credit Suisse Funds.
New York, New York
10017-3140

Date of Birth: 10/13/67

Robert M. Rizza              Assistant             Since                Assistant Vice President of CSAM since January 2001;
Credit Suisse Asset          Treasurer             2002                 Associated with CSAM since 1998; Officer of other
Management, LLC                                                         Credit Suisse Funds.
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 12/09/65

   The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-922-8977.

CREDIT SUISSE TRUST -- MID-CAP GROWTH PORTFOLIO
PROXY POLICY AND PORTFOLIO HOLDINGS INFORMATION

   Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30, 2004 as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

   -  By calling 1-800-222-8977

   -  On the Portfolio's website, www.csam.com/us

   - On the website of the Securities and Exchange Commission, http://www.sec.gov.

   The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

P.O. BOX 55030, BOSTON, MA 02205-5030
800-222-8977 - www.csam.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

TREMG-2-1204

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE FUNDS

ANNUAL REPORT

DECEMBER 31, 2004


CREDIT SUISSE TRUST
- LARGE CAP VALUE PORTFOLIO


CREDIT SUISSE TRUST (THE "TRUST") SHARES ARE NOT AVAILABLE DIRECTLY TO INDIVIDUAL INVESTORS, BUT MAY BE OFFERED ONLY THROUGH CERTAIN INSURANCE PRODUCTS AND PENSION AND RETIREMENT PLANS.

THE TRUST'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES (WHICH SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING), AND MORE COMPLETE INFORMATION ABOUT THE TRUST, ARE PROVIDED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-222-8977 OR BY WRITING TO CREDIT SUISSE TRUST, P.O. BOX 55030, BOSTON, MA 02205-5030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT 466 LEXINGTON AVE., NEW YORK, NY 10017-3140. THE TRUST IS ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.

THE VIEWS OF THE PORTFOLIO'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF DECEMBER 31, 2004; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. PORTFOLIO INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

CREDIT SUISSE TRUST -- LARGE CAP VALUE PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT
December 31, 2004 (unaudited)

                                                                January 28, 2005

Dear Shareholder:

     For the 12 months ended December 31, 2004, Credit Suisse Trust -- Large Cap Value Portfolio(1) (the "Portfolio") had a gain of 11.34%, versus an increase of 16.49% for the Russell 1000(R) Value Index.(2)

THE MARKET: SOFT SUMMER, STRONG FOURTH QUARTER

     The US equity market began the period on a positive note, continuing a rally fueled by optimism over the economy and corporate profit growth. However, the market quickly encountered headwinds, mostly in the form of domestic and international political uncertainty, worries over rising interest rates and a surge in oil prices. Stocks languished into late October, but ended the year on a bright note when a decisive presidential election, better employment numbers and benign inflation helped ease risk concerns.

     Value stocks soundly outpaced growth stocks for the 12 months -- and were less volatile as well -- reflecting the outperformance of energy and industrial-type companies, which comprise a larger share of the value universe. Broadly, large cap equities trailed small caps, a trend often (but not always) seen in the early stages of economic recovery.

STRATEGIC REVIEW: FOCUS ON COMPANY FUNDAMENTALS

     The Portfolio had a gain but underperformed its benchmark, which we attribute primarily to our stock selection in the technology sector. Holdings that detracted from performance included Unisys, an infrastructure solutions provider, and Seagate Technology, a disc drive manufacturer. We eliminated both positions in the period, based on our concerns over their business fundamentals. The Portfolio's utility-related holdings also hindered its return.

     On the positive side, the Portfolio's multi-business industrial companies aided its absolute and relative return; our nearly double weighting in this outperforming sector was also a plus. Tyco (2.8% of the Portfolio as of December 31, 2004) had a sizable gain amid an ongoing turnaround under new management. Other standouts were Textron and Eaton (1.6% and 1.7% of the Portfolio, respectively, as of December 31, 2004), both benefiting from improvements in demand and free cash-flows.

     Looking ahead, we believe that while the US economy should remain in a growth mode in 2005, the market is less likely to show the strength seen in the past two calendar years as earnings momentum softens. That said, we expect to continue to find attractive purchase opportunities on a bottom-up basis, particularly among companies with robust business models and relatively high dividends.

The Credit Suisse Value Team

Stephen J. Kaszynski
Robert E. Rescoe

     IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE PORTFOLIO'S INVESTMENTS. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE PORTFOLIO COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE PORTFOLIO HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

[CHART]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CREDIT SUISSE TRUST -- LARGE CAP VALUE PORTFOLIO(1) AND THE
            RUSSELL 1000(R) VALUE INDEX(2) FROM INCEPTION (10/31/97).

                   CREDIT SUISSE TRUST --         RUSSELL 1000(R)
                LARGE CAP VALUE PORTFOLIO(1)      VALUE INDEX(2)
10/31/97               $     10,000                $     10,000
11/30/97               $     10,130                $     10,442
12/31/97               $     10,389                $     10,747
1/31/98                $     10,450                $     10,595
2/28/98                $     11,134                $     11,308
3/31/98                $     11,556                $     12,000
4/30/98                $     11,596                $     12,080
5/31/98                $     11,566                $     11,901
6/30/98                $     11,677                $     12,053
7/31/98                $     11,375                $     11,841
8/31/98                $      9,756                $     10,079
9/30/98                $     10,037                $     10,657
10/31/98               $     10,741                $     11,483
11/30/98               $     11,355                $     12,018
12/31/98               $     11,649                $     12,427
1/31/99                $     11,720                $     12,526
2/28/99                $     11,447                $     12,349
3/31/99                $     11,578                $     12,605
4/30/99                $     12,877                $     13,782
5/31/99                $     13,019                $     13,631
6/30/99                $     13,425                $     14,026
7/31/99                $     12,958                $     13,616
8/31/99                $     12,715                $     13,110
9/30/99                $     12,380                $     12,652
10/31/99               $     12,441                $     13,380
11/30/99               $     12,370                $     13,276
12/31/99               $     12,377                $     13,340
1/31/2000              $     11,398                $     12,905
2/29/2000              $     10,753                $     11,946
3/31/2000              $     12,158                $     13,404
4/30/2000              $     12,221                $     13,248
5/31/2000              $     12,668                $     13,388
6/30/2000              $     12,075                $     12,776
7/31/2000              $     12,148                $     12,936
8/31/2000              $     12,918                $     13,656
9/30/2000              $     12,887                $     13,781
10/31/2000             $     13,178                $     14,120
11/30/2000             $     12,606                $     13,597
12/31/2000             $     13,479                $     14,278
1/31/2001              $     13,777                $     14,332
2/28/2001              $     13,777                $     13,934
3/31/2001              $     13,320                $     13,442
4/30/2001              $     13,968                $     14,100
5/31/2001              $     14,350                $     14,418
6/30/2001              $     13,926                $     14,098
7/31/2001              $     13,851                $     14,068
8/31/2001              $     13,437                $     13,504
9/30/2001              $     12,449                $     12,553
10/31/2001             $     12,523                $     12,445
11/30/2001             $     13,267                $     13,168
12/31/2001             $     13,607                $     13,478
1/31/2002              $     13,384                $     13,375
2/28/2002              $     13,479                $     13,396
3/31/2002              $     13,894                $     14,030
4/30/2002              $     13,384                $     13,548
5/31/2002              $     13,203                $     13,616
6/30/2002              $     12,290                $     12,834
7/31/2002              $     11,174                $     11,641
8/31/2002              $     11,079                $     11,729
9/30/2002              $      9,804                $     10,425
10/31/2002             $     10,441                $     11,198
11/30/2002             $     11,004                $     11,903
12/31/2002             $     10,464                $     11,386
1/31/2003              $     10,271                $     11,111
2/28/2003              $     10,099                $     10,814
3/31/2003              $     10,121                $     10,833
4/30/2003              $     10,733                $     11,786
5/31/2003              $     11,281                $     12,547
6/30/2003              $     11,388                $     12,704
7/31/2003              $     11,431                $     12,893
8/31/2003              $     11,603                $     13,094
9/30/2003              $     11,582                $     12,966
10/31/2003             $     12,145                $     13,760
11/30/2003             $     12,329                $     13,947
12/31/2003             $     13,098                $     14,806
1/31/2004              $     13,238                $     15,067
2/29/2004              $     13,422                $     15,389
3/31/2004              $     13,130                $     15,254
4/30/2004              $     12,946                $     14,881
5/31/2004              $     13,054                $     15,033
6/30/2004              $     13,455                $     15,388
7/31/2004              $     13,238                $     15,171
8/31/2004              $     13,260                $     15,386
9/30/2004              $     13,451                $     15,625
10/31/2004             $     13,495                $     15,884
11/30/2004             $     14,170                $     16,688
12/31/2004             $     14,583                $     17,247

                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004(1)

      1 YEAR               5 YEARS          SINCE INCEPTION
      ------               -------          ---------------
      11.34%                3.34%                5.40%

     RETURNS REPRESENT PAST PERFORMANCE AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. THE CURRENT PERFORMANCE OF THE PORTFOLIO MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE LESS THAN ORIGINAL COST. THE PERFORMANCE RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. PERFORMANCE INCLUDES THE EFFECT OF DEDUCTING EXPENSES, BUT DOES NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR VARIABLE CONTRACT OR PLAN. ACCORDINGLY, THE PROSPECTUS OF THE SPONSORING PARTICIPATING INSURANCE COMPANY SEPARATE ACCOUNT OR PLAN DOCUMENTS OR OTHER INFORMATIONAL MATERIALS SUPPLIED BY PLAN SPONSORS SHOULD BE CAREFULLY REVIEWED FOR INFORMATION ON RELEVANT CHARGES AND EXPENSES. EXCLUDING THESE CHARGES AND EXPENSES FROM QUOTATIONS OF PERFORMANCE HAS THE EFFECT OF INCREASING THE PERFORMANCE QUOTED, AND THE EFFECT OF THESE CHARGES SHOULD BE CONSIDERED WHEN COMPARING PERFORMANCE TO THAT OF OTHER MUTUAL FUNDS. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT www.csam.com/us.

----------
(1) Fee waivers and/or expense reimbursements reduced expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.
(2) The Russell 1000(R) Value Index measures the performance of those companies in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

INFORMATION ABOUT YOUR PORTFOLIO'S EXPENSES

     As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

     The table illustrates your Portfolio's expenses in two ways:

     - ACTUAL PORTFOLIO RETURN. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

     - HYPOTHETICAL 5% PORTFOLIO RETURN. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period.

     Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

                    EXPENSES AND VALUE OF A $1,000 INVESTMENT
                FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2004

ACTUAL PORTFOLIO RETURN
Beginning Account Value 7/01/04                  $ 1,000.00
Ending Account Value 12/31/04                    $ 1,083.90
Expenses Paid per $1,000*                        $     5.24

HYPOTHETICAL 5% PORTFOLIO RETURN
Beginning Account Value 7/01/04                  $ 1,000.00
Ending Account Value 12/31/04                    $ 1,020.11
Expenses Paid per $1,000*                        $     5.08

ANNUALIZED EXPENSE RATIOS*                             1.00%

----------
* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF YEAR PERIOD, THEN DIVIDED BY 366.

     THE "EXPENSES PAID PER $1,000" AND THE "ANNUALIZED EXPENSE RATIOS" IN THE TABLES ARE BASED ON ACTUAL EXPENSES PAID BY THE PORTFOLIO DURING THE PERIOD, NET OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IF THOSE FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS HAD NOT BEEN IN EFFECT, THE PORTFOLIO'S ACTUAL EXPENSES WOULD HAVE BEEN HIGHER.

For more information, please refer to the Portfolio's prospectus.

[CHART]

SECTOR BREAKDOWN*

Financial Services             30.8%
Other                          11.7%
Materials & Processing          8.4%
Consumer Discretionary          8.2%
Integrated Oils                 7.4%
Producer Durables               5.7%
Utilities                       5.4%
Other Energy                    5.1%
Health Care                     4.9%
Technology                      4.3%
Consumer Staples                3.4%
Short-Term Investments          2.5%
Autos & Transportation          2.2%

----------
* The Portfolio's sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

CREDIT SUISSE TRUST -- LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2004

                                           NUMBER OF
                                             SHARES          VALUE
                                           ---------     --------------
COMMON STOCKS (97.4%)
AEROSPACE & DEFENSE (4.7%)
     Lockheed Martin Corp.                    19,200     $    1,066,560
     United Technologies Corp.                10,000          1,033,500
                                                         --------------
                                                              2,100,060
                                                         --------------
AUTO COMPONENTS (1.7%)
     Johnson Controls, Inc.                   12,300            780,312
                                                         --------------
BANKS (13.0%)
     Bank of America Corp.                    32,500          1,527,175
     Mellon Financial Corp.                   26,600            827,526
     North Fork Bancorporation, Inc.          21,700            626,045
     U.S. Bancorp                             14,900            466,668
     Wachovia Corp.                           22,600          1,188,760
     Wells Fargo & Co.                        19,300          1,199,495
                                                         --------------
                                                              5,835,669
                                                         --------------
BUILDING PRODUCTS (1.0%)
     American Standard Companies, Inc.*       10,700            442,124
                                                         --------------
CHEMICALS (3.6%)
     Du Pont (E.I.) de Nemours & Co.          21,500          1,054,575
     PPG Industries, Inc.                      8,100            552,096
                                                         --------------
                                                              1,606,671
                                                         --------------
COMPUTERS & PERIPHERALS (3.4%)
     Hewlett-Packard Co.                      46,916            983,828
     International Business Machines Corp.     5,300            522,474
                                                         --------------
                                                              1,506,302
                                                         --------------
CONTAINERS & PACKAGING (0.7%)
     Smurfit-Stone Container Corp.*           17,500            326,900
                                                         --------------
DIVERSIFIED FINANCIALS (9.1%)
     Capital One Financial Corp.              10,200            858,942
     Citigroup, Inc.                          28,300          1,363,494
     Fannie Mae                                6,300            448,623
     Lehman Brothers Holdings, Inc.            8,000            699,840
     Morgan Stanley                           12,700            705,104
                                                         --------------
                                                              4,076,003
                                                         --------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  (4.2%)
     ALLTEL Corp.                              6,900            405,444
     Telus Corp.^                             25,300            731,170
     Verizon Communications, Inc.             18,700            757,537
                                                         --------------
                                                              1,894,151
                                                         --------------
ELECTRIC UTILITIES (1.2%)
     Progress Energy, Inc.                    11,500            520,260
                                                         --------------
ELECTRICAL EQUIPMENT (1.0%)
     Emerson Electric Co.                      6,300            441,630
                                                         --------------

                 See Accompanying Notes to Financial Statements.

                                           NUMBER OF
                                             SHARES          VALUE
                                           ---------     --------------
COMMON STOCKS
ENERGY EQUIPMENT & SERVICES (2.2%)
     BJ Services Co.                          10,100     $      470,054
     Weatherford International, Ltd.*          9,700            497,610
                                                         --------------
                                                                967,664
                                                         --------------
FOOD PRODUCTS (1.4%)
     General Mills, Inc.                      13,000            646,230
                                                         --------------
HEALTHCARE PROVIDERS & SERVICES (1.8%)
     Aetna, Inc.                               6,500            810,875
                                                         --------------
HOTELS, RESTAURANTS & LEISURE (1.2%)
     McDonald's Corp.                         16,900            541,814
                                                         --------------
HOUSEHOLD DURABLES (1.6%)
     Maytag Corp.^                            34,200            721,620
                                                         --------------
INDUSTRIAL CONGLOMERATES (6.5%)
     General Electric Co.                     25,000            912,500
     Textron, Inc.                             9,700            715,860
     Tyco International, Ltd.                 36,000          1,286,640
                                                         --------------
                                                              2,915,000
                                                         --------------
INSURANCE (8.6%)
     Allstate Corp.                           13,100            677,532
     Hartford Financial Services Group,
       Inc.                                   20,500          1,420,855
     Prudential Financial, Inc.               19,500          1,071,720
     St. Paul Companies, Inc.                 19,200            711,744
                                                         --------------
                                                              3,881,851
                                                         --------------
MACHINERY (3.5%)
     Eaton Corp.                              10,500            759,780
     ITT Industries, Inc.                      9,500            802,275
                                                         --------------
                                                              1,562,055
                                                         --------------
MEDIA (2.7%)
     Gannett Company, Inc.                     5,100            416,670
     Tribune Co.                               8,000            337,120
     Viacom, Inc. Class B                     12,400            451,236
                                                         --------------
                                                              1,205,026
                                                         --------------
METALS & MINING (0.9%)
     Alcoa, Inc.                              13,300            417,886
                                                         --------------
MULTILINE RETAIL (1.7%)
     May Department Stores Co.                26,200            770,280
                                                         --------------
OIL & GAS (10.3%)
     Apache Corp.                             10,400            525,928
     Burlington Resources, Inc.               12,600            548,100
     ConocoPhillips                           17,402          1,511,016
     Exxon Mobil Corp.                        26,500          1,358,390
     Murphy Oil Corp.                          5,400            434,430
     Pioneer Natural Resources Co.             6,600            231,660
                                                         --------------
                                                              4,609,524
                                                         --------------

                 See Accompanying Notes to Financial Statements.

                                           NUMBER OF
                                             SHARES          VALUE
                                           ---------     --------------
COMMON STOCKS
PAPER & FOREST PRODUCTS (2.2%)
     MeadWestvaco Corp.                       28,600     $      969,254
                                                         --------------
PHARMACEUTICALS (3.1%)
     Johnson & Johnson                        14,100            894,222
     Schering-Plough Corp.                    24,700            515,736
                                                         --------------
                                                              1,409,958
                                                         --------------
ROAD & RAIL (2.2%)
     Burlington Northern Santa Fe Corp.       20,900            988,779
                                                         --------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.0%)
     Intel Corp.                              19,100            446,749
                                                         --------------
SPECIALTY RETAIL (1.0%)
     TJX Companies, Inc.                      17,800            447,314
                                                         --------------
TOBACCO (1.9%)
     Altria Group, Inc.                       14,100            861,510
                                                         --------------

TOTAL COMMON STOCKS (Cost $35,662,430)                       43,703,471
                                                         --------------

SHORT-TERM INVESTMENTS (4.1%)
     State Street Navigator Prime Fund^^     708,575            708,575

                                              PAR
                                             (000)
                                           ---------
     State Street Bank and Trust Co. Euro
      Time Deposit, 1.400%, 1/03/05        $   1,134          1,134,000
                                                         --------------

TOTAL SHORT-TERM INVESTMENTS
 (Cost $1,842,575)                                            1,842,575
                                                         --------------

TOTAL INVESTMENTS AT VALUE (101.5%)
 (Cost $37,505,005)                                          45,546,046

LIABILITIES IN EXCESS OF OTHER ASSETS
 (-1.5%)                                                       (693,261)
                                                         --------------

NET ASSETS (100.0%)                                      $   44,852,785
                                                         ==============

*    Non-income producing security.
^    Security or portion thereof is out on loan.
^^ Represents security purchased with cash collateral received for securities on loan.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- LARGE CAP VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS
     Investments at value, including collateral for
       securities on loan of $708,575
       (Cost $37,505,005) (Note 1)                         $    45,546,046(1)
     Cash                                                               38
     Dividend and interest receivable                               60,371
     Receivable for portfolio shares sold                            7,892
     Prepaid expenses and other assets                               4,263
                                                           ---------------
       Total Assets                                             45,618,610
                                                           ---------------

LIABILITIES
     Advisory fee payable (Note 2)                                  22,320
     Administrative services fee payable (Note 2)                   11,195
     Payable upon return of securities loaned (Note 1)             708,575
     Payable for portfolio shares redeemed                             364
     Other accrued expenses payable                                 23,371
                                                           ---------------
       Total Liabilities                                           765,825
                                                           ---------------

NET ASSETS
     Capital stock, $0.001 par value (Note 5)                        3,347
     Paid-in capital (Note 5)                                   40,590,857
     Undistributed net investment income                           473,415
     Accumulated net realized loss from investments             (4,255,961)
     Net unrealized appreciation from investments and
       foreign currency translations                             8,041,127
                                                           ---------------
       Net Assets                                          $    44,852,785
                                                           ===============
     Shares outstanding                                          3,346,866
                                                           ---------------
     Net asset value, offering price, and redemption
       price per share                                     $         13.40
                                                           ===============

----------
(1)  Including $687,540 of securities on loan.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- LARGE CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

INVESTMENT INCOME (Note 1)
     Dividends                                             $       865,436
     Interest                                                       18,176
     Securities lending                                              3,638
     Foreign taxes withheld                                         (3,396)
                                                           ---------------
       Total investment income                                     883,854
                                                           ---------------
EXPENSES
     Investment advisory fees (Note 2)                             307,830
     Administrative services fees (Note 2)                          71,756
     Legal fees                                                     27,670
     Audit fees                                                     18,055
     Insurance expense                                              14,366
     Printing fees (Note 2)                                          9,962
     Custodian fees                                                  8,023
     Transfer agent fees                                             2,664
     Trustees' fees                                                  2,602
     Commitment fees (Note 3)                                        1,077
     Interest expense (Note 3)                                         188
     Miscellaneous expense                                           5,694
                                                           ---------------
       Total expenses                                              469,887
     Less: fees waived (Note 2)                                    (59,448)
                                                           ---------------
       Net expenses                                                410,439
                                                           ---------------
        Net investment income                                      473,415
                                                           ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY RELATED ITEMS
     Net realized loss from investments                           (308,313)
     Net change in unrealized appreciation (depreciation)
       from investments                                          4,192,988
     Net change in unrealized appreciation (depreciation)
       from foreign currency translations                               85
                                                           ---------------
     Net realized and unrealized gain from investments
       and foreign currency related items                        3,884,760
                                                           ---------------
     Net increase in net assets resulting from operations  $     4,358,175
                                                           ===============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- LARGE CAP VALUE PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                                    FOR THE YEAR       FOR THE YEAR
                                                                        ENDED              ENDED
                                                                  DECEMBER 31, 2004  DECEMBER 31, 2003
                                                                  -----------------  -----------------
FROM OPERATIONS
  Net investment income                                              $    473,415       $    222,724
  Net realized loss on investments                                       (308,313)          (881,911)
  Net change in unrealized appreciation (depreciation) from
   investments and foreign currency translations                        4,193,073          6,106,687
                                                                     ------------       ------------
   Net increase in net assets resulting from operations                 4,358,175          5,447,500
                                                                     ------------       ------------
FROM DIVIDENDS
  Dividends from net investment income                                   (221,475)          (181,610)
                                                                     ------------       ------------
   Net decrease in net assets resulting from dividends                   (221,475)          (181,610)
                                                                     ------------       ------------
FROM CAPITAL SHARE TRANSACTIONS (Note 5)
  Proceeds from sale of shares                                         19,361,895         11,460,920
  Reinvestment of dividends                                               221,484            181,610
  Net asset value of shares redeemed                                   (8,403,195)        (8,858,376)
                                                                     ------------       ------------
   Net increase in net assets from capital share transactions          11,180,184          2,784,154
                                                                     ------------       ------------
  Net increase in net assets                                           15,316,884          8,050,044
NET ASSETS
  Beginning of year                                                    29,535,901         21,485,857
                                                                     ------------       ------------
  End of year                                                        $ 44,852,785       $ 29,535,901
                                                                     ============       ============
  Undistributed net investment income                                $    473,415       $    221,475
                                                                     ============       ============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- LARGE CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Year)

                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------------------------------------
                                                          2004           2003             2002            2001            2000
                                                     -------------   -------------   -------------   -------------   -------------
PER SHARE DATA
  Net asset value, beginning of year                 $       12.10   $        9.74   $       12.81   $       12.69   $       11.89
                                                     -------------   -------------   -------------   -------------   -------------
INVESTMENT OPERATIONS
  Net investment income                                       0.12            0.09            0.09            0.11            0.14
  Net gain (loss) on investments
    (both realized and unrealized)                            1.25            2.35           (3.05)           0.01            0.92
                                                     -------------   -------------   -------------   -------------   -------------
      Total from investment operations                        1.37            2.44           (2.96)           0.12            1.06
                                                     -------------   -------------   -------------   -------------   -------------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                       (0.07)          (0.08)          (0.11)             --           (0.14)
  Distributions from net realized gains                         --              --              --              --           (0.12)
                                                     -------------   -------------   -------------   -------------   -------------
      Total dividends and distributions                      (0.07)          (0.08)          (0.11)             --           (0.26)
                                                     -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE, END OF YEAR                         $       13.40   $       12.10   $        9.74   $       12.81   $       12.69
                                                     =============   =============   =============   =============   =============
      Total return(1)                                        11.34%          25.16%         (23.09)%          0.95%           8.91%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of year (000s omitted)             $      44,853   $      29,536   $      21,486   $      30,280   $      24,034
    Ratio of expenses to average net assets(2)                1.00%           1.00%           1.00%           1.00%           1.02%
    Ratio of net investment income to average
      net assets                                              1.15%           0.97%           0.68%           0.90%           1.11%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                    0.14%           0.25%           0.35%           0.24%           0.27%
  Portfolio turnover rate                                       53%             86%             43%             46%             77%

(1) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(2) Interest earned on uninvested cash balances may be used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .02% for the year ended December 31, 2000. The Portfolio's net operating expense ratio after reflecting these arrangements was 1.00% for the year ended December 31, 2000. For the years ended December 31, 2004, 2003, 2002 and 2001, there was no effect on the net operating expense ratio because of transfer agent credits.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- LARGE CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2004

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently offers eight managed investment portfolios of which one, the Large Cap Value Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks long-term growth of capital and income. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995.

     A) SECURITY VALUATION -- The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

     B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period.

Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments in EQUITY securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolio isolates that portion of realized gains and losses on investments in DEBT securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

     C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

     E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

     F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent asset and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from these estimates.

     G) SHORT-TERM INVESTMENTS -- The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by CSAM. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

     H) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by CSAM and may be invested in a variety of investments, including certain CSAM-advised funds, funds advised by SSB, the Portfolio's securities lending agent or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     The market value of securities on loan to brokers and the value of collateral held by the Portfolio with respect to such loans at December 31, 2004 is as follows:

               MARKET VALUE OF                           VALUE OF
              SECURITIES LOANED                     COLLATERAL RECEIVED
              -----------------                     -------------------
                 $  687,540                              $  708,575

     Prior to March 17, 2004, Credit Suisse First Boston ("CFSB"), an affiliate of CSAM, had been engaged by the Portfolio to act as the Portfolio's securities lending agent. The portfolio earned no income from securities lending through the period ended March 17, 2004.

     Effective March 17, 2004, SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned form securities lending activities, with the Portfolio receiving 70% and SSB receiving 30% of the earnings from the investment of cash collateral or any other securities lending income in accordance with the provisions of the securities lending agency agreement. The Portfolio may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     CSAM serves as investment adviser for the Portfolio. For its investment advisory services, CSAM is entitled to receive a fee from the Portfolio at an annual rate of 0.75% of the Portfolio's average daily net assets. For the year ended December 31, 2004, investment advisory fees earned and voluntarily waived were $307,830 and $59,448, respectively. CSAM will not recapture from the Portfolio any fees it waived during the fiscal year ended December 31, 2004.

     Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and SSB serve as co-administrators to the Portfolio.

     For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.10% of the average daily net assets of the Portfolio. For the year ended December 31, 2004, co-administrative services fees earned by CSAMSI were $41,044.

     For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee schedule calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee.

           AVERAGE DAILY NET ASSETS                    ANNUAL RATE
           ------------------------          ----------------------------------
           First $5 billion                  0.050% of average daily net assets
           Next $5 billion                   0.035% of average daily net assets
           Over $10 billion                  0.020% of average daily net assets

   For the year ended December 31, 2004, co-administrative services fees earned by SSB (including out-of-pocket fees) were $30,712.

   In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2004, Merrill was paid $5,516 for its services to the Portfolio.

NOTE 3. LINE OF CREDIT

   The Portfolio, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2004 the Portfolio had no loans outstanding under the Credit Facility. During the year ended December 31, 2004, the Portfolio had borrowings under the Credit Facility as follows:

           AVERAGE DAILY        WEIGHTED AVERAGE            MAXIMUM DAILY
           LOAN BALANCE          INTEREST RATE %          LOAN OUTSTANDING
           -------------        ----------------          ----------------
             $ 515,800               2.626%                   $ 524,000

NOTE 4. PURCHASES AND SALES OF SECURITIES

     For the year ended December 31, 2004, purchases and sales of investment securities (excluding short-term investments) were $34,331,485 and $20,821,954, respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

     The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $0.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

                                                   FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                                   DECEMBER 31, 2004     DECEMBER 31, 2003
                                                   ------------------   ------------------
  Shares sold                                          1,554,282             1,119,985
  Shares issued in reinvestment of dividends              17,977                16,863
  Shares redeemed                                       (666,506)             (901,899)
                                                   ------------------   ------------------
  Net increase                                           905,753               234,949
                                                   ==================   ==================

     On December 31, 2004, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

                        NUMBER OF        APPROXIMATE PERCENTAGE
                       SHAREHOLDERS       OF OUTSTANDING SHARES
                       ------------      ----------------------
                            2                     94%

     Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

NOTE 6. FEDERAL INCOME TAXES

     Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of losses deferred due to wash sales.

     The tax characteristics of dividends paid during the year ended December 31, 2004 and 2003, respectively, for the Portfolio were as follows:

                                   ORDINARY INCOME
                              --------------------------
                                 2004           2003
                              ---------        ---------
                              $ 221,475        $ 181,610

     At December 31, 2004, the components of distributable earnings on a tax basis for the Portfolio were as follows:

       Undistributed net investment income                 $   473,415
       Accumulated net realized loss                        (4,176,449)
       Unrealized appreciation                               7,961,615
                                                           -----------
                                                           $ 4,258,581
                                                           ===========

     At December 31, 2004, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

                                EXPIRES DECEMBER 31,
                -------------------------------------------------------
                   2008       2009        2010        2011       2012
                ---------  ---------  -----------  ---------  ---------
                $ 634,365  $ 622,754  $ 1,790,646  $ 896,363  $ 232,321

     At December 31, 2004, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $37,584,516, $8,126,274, $(164,744) and $7,961,530, respectively.

NOTE 7. CONTINGENCIES

     In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

CREDIT SUISSE TRUST -- LARGE CAP VALUE PORTFOLIO
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Credit Suisse Trust and Shareholders of Credit Suisse Trust -- Large Cap Value Portfolio:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Large Cap Value Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 7, 2005

CREDIT SUISSE TRUST -- LARGE CAP VALUE PORTFOLIO
INFORMATION CONCERNING TRUSTEES AND OFFICERS (UNAUDITED)

                                                 TERM                                       NUMBER OF
                                                 OF OFFICE(1)                               PORTFOLIOS IN
                                                 AND                                        FUND
                          POSITION(S)            LENGTH         PRINCIPAL                   COMPLEX         OTHER
NAME, ADDRESS AND         HELD WITH              OF TIME        OCCUPATION(S)               OVERSEEN BY     DIRECTORSHIPS HELD
DATE OF BIRTH             TRUST                  SERVED         DURING PAST FIVE YEARS      TRUSTEE         BY TRUSTEE
-----------------------   --------------------   ------------   -------------------------   -------------   -----------------------
INDEPENDENT TRUSTEES

Richard H. Francis        Trustee, Nominating    Since 1999     Currently retired           41              None
c/o Credit Suisse Asset   and Audit Committee
Management, LLC           Member
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 04/23/32

Jeffrey E. Garten         Trustee, Nominating    Since 1998(2)  Dean of Yale School of      40              Director of Aetna, Inc.
Box 208200                and Audit Committee                   Management and William S.                   (insurance company);
New Haven, Connecticut    Member                                Beinecke Professor in the                   Director of Calpine
06520-8200                                                      Practice of International                   Corporation (energy
                                                                Trade and Finance from                      provider); Director of
Date of Birth: 10/29/46                                         November 1995 to present.                   CarMax Group (used car
                                                                                                            dealers).

Peter F. Krogh            Trustee, Nominating    Since 2001     Dean Emeritus and           40              Director of Carlisle
301 ICC Georgetown        Committee Chairman                    Distinguished Professor                     Companies Incorporated
University                and Audit Committee                   of International Affairs                    (diversified
Washington, DC 20057      Member                                at the Edmund A. Walsh                      manufacturing company).
                                                                School of Foreign
Date of Birth: 02/11/37                                         Service, Georgetown
                                                                University from June 1995
                                                                to present.

James S. Pasman, Jr.      Trustee, Nominating    Since 1999     Currently retired           42              Director of Education
c/o Credit Suisse Asset   and Audit Committee                                                               Management Corp.
Management, LLC           Member
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 12/20/30

----------------
(1) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
(2) Mr. Garten was initially appointed as a Trustee of the Trust on February 6, 1998. He resigned as Trustee on February 3, 2000, and was subsequently re-appointed on December 21, 2000.

                                                 TERM                                       NUMBER OF
                                                 OF OFFICE(1)                               PORTFOLIOS IN
                                                 AND                                        FUND
                          POSITION(S)            LENGTH         PRINCIPAL                   COMPLEX         OTHER
NAME, ADDRESS AND         HELD WITH              OF TIME        OCCUPATION(S)               OVERSEEN BY     DIRECTORSHIPS HELD
DATE OF BIRTH             TRUST                  SERVED         DURING PAST FIVE YEARS      TRUSTEE         BY TRUSTEE
-----------------------   --------------------   ------------   -------------------------   -------------   -----------------------
INDEPENDENT TRUSTEES

Steven N. Rappaport       Trustee, Nominating    Since 1999     Partner of Lehigh Court,    42              Director of Presstek,
Lehigh Court, LLC         Committee Member                      LLC and RZ Capital                          Inc. (digital imaging
40 East 52nd Street       and Audit Committee                   (private investment                         technologies company);
New York, New York        Chairman                              firms) from July 2002 to                    Director of Wood
10022                                                           present; Transition                         Resources, LLC.
                                                                Adviser to SunGard                          (plywood manufacturing
Date of Birth: 07/10/48                                         Securities Finance, Inc.                    company).
                                                                from February 2002 to
                                                                July 2002; President of
                                                                SunGard Securities
                                                                Finance, Inc. from 2001
                                                                to February 2002;
                                                                President of Loanet, Inc.
                                                                (on-line accounting
                                                                service) from 1997 to
                                                                2001.

INTERESTED TRUSTEES

Michael E. Kenneally(3)   Chairman and Chief     Since 2004     Chairman and Global Chief   44              None
Credit Suisse Asset       Executive Officer                     Executive Officer of CSAM
Management, LLC                                                 since 2003; Chairman and
466 Lexington Avenue                                            Chief Investment Officer
New York, New York                                              of Banc of America
10017-3140                                                      Capital Management from
                                                                1998 to March 2003.
Date of Birth: 03/30/54

William W. Priest(4)      Trustee                Since 1999     Chief Executive Officer     47              Director of Globe
Epoch Investment                                                of J Net Enterprises,                       Wireless, LLC (maritime
Partners                                                        Inc. (technology holdings                   communication company);
667 Madison Avenue                                              company) since June 2004;                   Director of InfraRed X
New York, New York                                              Chief Executive Officer                     (medical device
10021                                                           of Epoch Investment                         company); Director of J
                                                                Partners, Inc. since                        Net Enterprises, Inc.
Date of Birth: 09/24/41                                         April 2004; Co-Managing
                                                                Partner, Steinberg Priest
                                                                & Sloane Capital
                                                                Management, LLC from 2001
                                                                to March 2004; Chairman
                                                                and Managing Director of
                                                                CSAM from 2000 to
                                                                February 2001; Chief
                                                                Executive Officer and
                                                                Managing Director of CSAM
                                                                from 1990 to 2000.

-----------
(3) Mr. Kenneally is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act because he is an officer of CSAM.
(4) Mr. Priest is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act because he provided consulting services to CSAM within the last two years (ended 12/31/02).

                                                 TERM
                                                 OF OFFICE(1)
                                                 AND
                          POSITION(S)            LENGTH
NAME, ADDRESS AND         HELD WITH              OF TIME
DATE OF BIRTH             TRUST                  SERVED         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------   --------------------   ------------   ----------------------------------------------
OFFICERS

Michael A. Pignataro      Chief Financial        Since 1999     Director and Director of Fund Administration
Credit Suisse Asset       Officer and                           of CSAM; Associated with CSAM since 1984;
Management, LLC           Treasurer                             Officer of other Credit Suisse Funds.
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 11/15/59

Emidio Morizio            Chief Compliance       Since 2004     Director and Global Head of Compliance of
Credit Suisse Asset       Officer                               CSAM; Associated with CSAM since July 2000;
Management, LLC                                                 Vice President and Director of Compliance of
466 Lexington Avenue                                            Forstmann-Leff Associates from 1998 to June
New York, New York                                              2000; Officer of other Credit Suisse Funds.
10017-3140

Date of Birth: 09/21/66

Ajay Mehra                Chief Legal Officer    Since 2004     Director and Deputy General Counsel of CSAM
Credit Suisse Asset                                             since September 2004; Senior Associate of
Management, LLC                                                 Shearman & Sterling LLP from September 2000
466 Lexington Avenue                                            to September 2004; Senior Counsel of the SEC
New York, New York                                              Division of Investment Management from June
10017-3140                                                      1997 to September 2000; Officer of other
                                                                Credit Suisse Funds.
Date of Birth: 08/14/70

J. Kevin Gao              Vice President         Since 2004     Vice President and legal counsel of CSAM;
Credit Suisse Asset       and Secretary                         Associated with CSAM since July 2003;
Management, LLC                                                 Associated with the law firm of Willkie Farr
466 Lexington Avenue                                            & Gallagher LLP from 1998 to 2003; Officer of
New York, New York                                              other Credit Suisse Funds.
10017-3140

Date of Birth: 10/13/67

Robert M. Rizza           Assistant Treasurer    Since 2002     Assistant Vice President of CSAM since
Credit Suisse Asset                                             January 2001; Associated with CSAM since
Management, LLC                                                 1998; Officer of other Credit Suisse Funds.
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 12/09/65

     The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

CREDIT SUISSE TRUST -- LARGE CAP VALUE PORTFOLIO
TAX INFORMATION LETTER (UNAUDITED)
December 31, 2004

IMPORTANT TAX INFORMATION FOR CORPORATE SHAREHOLDERS

     Corporate shareholders should note that for the year ended December 31, 2004, the percentage of the Portfolio's investment income (i.e., net investment income plus short-term capital gains) that qualified for the intercorporate dividends received deduction is 100.00%.

CREDIT SUISSE TRUST -- LARGE CAP VALUE PORTFOLIO
PROXY POLICY AND PORTFOLIO HOLDINGS INFORMATION

     Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30, 2004 as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

     -    By calling 1-800-222-8977

     -    On the Portfolio's website, www.csam.com/us

     - On the website of the Securities and Exchange Commission, http://www.sec.gov.

     The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

P.O. BOX 55030, BOSTON, MA 02205-5030
800-222-8977 - www.csam.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TRLCV-2-1204

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE FUNDS

ANNUAL REPORT

DECEMBER 31, 2004

CREDIT SUISSE TRUST
- SMALL CAP VALUE PORTFOLIO

CREDIT SUISSE TRUST (THE "TRUST") SHARES ARE NOT AVAILABLE DIRECTLY TO INDIVIDUAL INVESTORS, BUT MAY BE OFFERED ONLY THROUGH CERTAIN INSURANCE PRODUCTS AND PENSION AND RETIREMENT PLANS.

THE TRUST'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES (WHICH SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING), AND MORE COMPLETE INFORMATION ABOUT THE TRUST, ARE PROVIDED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-222-8977 OR BY WRITING TO CREDIT SUISSE TRUST, P.O. BOX 55030, BOSTON, MA 02205-5030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT 466 LEXINGTON AVE., NEW YORK, NY 10017-3140. THE TRUST IS ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.

THE VIEWS OF THE PORTFOLIO'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF DECEMBER 31, 2004; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. PORTFOLIO INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

CREDIT SUISSE TRUST -- SMALL CAP VALUE PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT
December 31, 2004 (unaudited)

                                                                January 31, 2005

Dear Shareholder:

   For the 12 months ended December 31, 2004, Credit Suisse Trust -- Small Cap Value Portfolio(1) (the "Portfolio") had a gain of 20.38%, versus increases of 18.33% and 22.25% respectively, for the Russell 2000(R) Index(2) and the Russell 2000(R) Value Index.(3)

THE MARKET: SOFT SUMMER, STRONG FOURTH QUARTER

   The US equity market began the period on a positive note, continuing a rally fueled by optimism over the economy and corporate profit growth. However, the market quickly encountered headwinds, mostly in the form of domestic and international political uncertainty, worries over rising interest rates and a surge in oil prices. Stocks languished into late October, but ended the year on a bright note when a decisive presidential election, better employment numbers and benign inflation helped ease risk concerns.

   Value stocks soundly outpaced growth stocks for the 12 months -- and were less volatile as well -- reflecting the outperformance of energy and industrial-type companies, which comprise a larger share of the value universe. Broadly, small cap equities outperformed large cap equities, a trend often (but not always) seen in the early stages of economic recovery and amid low interest rates.

STRATEGIC REVIEW: FOCUS ON COMPANY FUNDAMENTALS

   We continued to focus on companies generating strong cashflows and committed to adding shareholder value -- e.g., via share repurchase programs or higher dividend payouts. This strategy resulted in Portfolio overweightings in the energy sector, where our holdings outperformed. Denbury Resources (1.4% of the Portfolio as of December 31, 2004) and Houston Exploration (we eliminated this position late in the period), which both operate natural gas and oil properties, were among the positive contributors.

   We also had a sizable overweighting in the producer durables area, which was beneficial as the sector outperformed. Stock selection here was favorable as well, led by Esco Technologies (1.1% of the Portfolio as of December 31, 2004), boosted by a positive earnings surprise. The Portfolio's technology and utilities holdings also helped its performance. On the negative side in terms of relative performance, the Portfolio's financial services and consumer discretionary stocks had gains but underperformed their respective components of the Russell 2000(R) Value Index.

GOING FORWARD: MANEUVERING WITHIN AN UNDERFOLLOWED ASSET CLASS

   Small cap value stocks have had an extended period of outperformance, and the group's overall valuation profile has become less compelling vs. large cap and growth areas of the market. Still, given the relative lack of street coverage, we believe that hidden values are ample on a stock-specific basis for those with the resources to fully scour the field. Our emphasis will remain on companies that we believe are putting accumulated cash to effective uses, whether returning it to shareholders or investing it to take advantage of incremental opportunities.

The Credit Suisse Value Team


Stephen J. Kaszynski
Robert E. Rescoe


   INVESTMENTS IN SMALL COMPANIES MAY BE MORE VOLATILE AND LESS LIQUID THAN INVESTMENTS IN LARGER COMPANIES.

   IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE PORTFOLIO'S INVESTMENTS. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE PORTFOLIO COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE PORTFOLIO HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

[CHART]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
              CREDIT SUISSE TRUST -- SMALL CAP VALUE PORTFOLIO(1), THE RUSSELL 2000(R) INDEX(2) AND THE RUSSELL 2000(R)
                    VALUE INDEX(3) FROM INCEPTION (11/30/01).

                   CREDIT SUISSE TRUST--
                SMALL CAP VALUE PORTFOLIO(1)     RUSSELL 2000(R) INDEX(2)      RUSSELL 2000(R) VALUE INDEX(3)
                ----------------------------     ------------------------      ------------------------------
11/30/2001              $   10,000                       $   10,000                        $   10,000
12/31/2001              $   10,600                       $   10,617                        $   10,612
 1/31/2002              $   10,720                       $   10,507                        $   10,753
 2/28/2002              $   11,010                       $   10,219                        $   10,819
 3/31/2002              $   11,510                       $   11,040                        $   11,629
 4/30/2002              $   11,730                       $   11,141                        $   12,038
 5/31/2002              $   11,240                       $   10,646                        $   11,640
 6/30/2002              $   10,910                       $   10,118                        $   11,383
 7/31/2002              $    9,800                       $    8,590                        $    9,691
 8/31/2002              $   10,050                       $    8,569                        $    9,649
 9/30/2002              $    9,310                       $    7,954                        $    8,960
10/31/2002              $    9,430                       $    8,209                        $    9,094
11/30/2002              $    9,840                       $    8,941                        $    9,820
12/31/2002              $    9,640                       $    8,443                        $    9,400
 1/31/2003              $    9,260                       $    8,209                        $    9,135
 2/28/2003              $    9,140                       $    7,961                        $    8,828
 3/31/2003              $    9,080                       $    8,064                        $    8,923
 4/30/2003              $    9,740                       $    8,829                        $    9,771
 5/31/2003              $   10,260                       $    9,776                        $   10,768
 6/30/2003              $   10,320                       $    9,953                        $   10,950
 7/31/2003              $   10,610                       $   10,576                        $   11,497
 8/31/2003              $   10,970                       $   11,060                        $   11,933
 9/30/2003              $   10,696                       $   10,856                        $   11,796
10/31/2003              $   11,266                       $   11,768                        $   12,758
11/30/2003              $   11,616                       $   12,185                        $   13,247
12/31/2003              $   12,026                       $   12,433                        $   13,727
 1/31/2004              $   12,267                       $   12,973                        $   14,202
 2/29/2004              $   12,437                       $   13,090                        $   14,477
 3/31/2004              $   12,537                       $   13,212                        $   14,677
 4/30/2004              $   12,347                       $   12,538                        $   13,918
 5/31/2004              $   12,427                       $   12,737                        $   14,087
 6/30/2004              $   13,027                       $   13,274                        $   14,802
 7/31/2004              $   12,597                       $   12,380                        $   14,122
 8/31/2004              $   12,497                       $   12,317                        $   14,260
 9/30/2004              $   13,067                       $   12,895                        $   14,825
10/31/2004              $   13,157                       $   13,149                        $   15,054
11/30/2004              $   14,148                       $   14,289                        $   16,390
12/31/2004              $   14,478                       $   14,712                        $   16,781

                 AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004(1)
                 ------------------------------------------------
                        1 YEAR              SINCE INCEPTION
                        ------              ---------------
                         20.38%                  12.73%

   RETURNS REPRESENT PAST PERFORMANCE AND INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. THE CURRENT PERFORMANCE OF THE PORTFOLIO MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE LESS THAN ORIGINAL COST. THE PERFORMANCE RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. PERFORMANCE INCLUDES THE EFFECT OF DEDUCTING EXPENSES, BUT DOES NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR VARIABLE CONTRACT OR PLAN. ACCORDINGLY, THE PROSPECTUS OF THE SPONSORING PARTICIPATING INSURANCE COMPANY SEPARATE ACCOUNT OR PLAN DOCUMENTS OR OTHER INFORMATIONAL MATERIALS SUPPLIED BY PLAN SPONSORS SHOULD BE CAREFULLY REVIEWED FOR INFORMATION ON RELEVANT CHARGES AND EXPENSES. EXCLUDING THESE CHARGES AND EXPENSES FROM QUOTATIONS OF PERFORMANCE HAS THE EFFECT OF INCREASING THE PERFORMANCE QUOTED, AND THE EFFECT OF THESE CHARGES SHOULD BE CONSIDERED WHEN COMPARING PERFORMANCE TO THAT OF OTHER MUTUAL FUNDS. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT www.csam.com/us.

----------
(1) Fee waivers and/or expense reimbursements reduced expenses for the portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.
(2) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represent approximately 8% of the total market capitalization of the Russell 3000(R) Index. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.
(3) The Russell 2000(R) Value Index measures the performance of those companies in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

INFORMATION ABOUT YOUR PORTFOLIO'S EXPENSES

   As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

   The table illustrates your Portfolio's expenses in two ways:

   - ACTUAL PORTFOLIO RETURN. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

   - HYPOTHETICAL 5% PORTFOLIO RETURN. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

   Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

                    EXPENSES AND VALUE OF A $1,000 INVESTMENT
                FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2004

ACTUAL PORTFOLIO RETURN
Beginning Account Value 7/1/04                                            $   1,000.00
Ending Account Value 12/31/04                                             $   1,111.40
Expenses Paid per $1,000*                                                 $       6.85

HYPOTHETICAL 5% PORTFOLIO RETURN
Beginning Account Value 7/1/04                                            $   1,000.00
Ending Account Value 12/31/04                                             $   1,018.65
Expenses Paid per $1,000*                                                 $       6.55

ANNUALIZED EXPENSE RATIOS*                                                        1.29%

----------
* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF YEAR PERIOD, THEN DIVIDED BY 366.

     THE "EXPENSES PAID PER $1,000" AND THE "ANNUALIZED EXPENSE RATIOS" IN THE TABLES ARE BASED ON ACTUAL EXPENSES PAID BY THE PORTFOLIO DURING THE PERIOD, NET OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IF THOSE FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS HAD NOT BEEN IN EFFECT, THE PORTFOLIO'S ACTUAL EXPENSES WOULD HAVE BEEN HIGHER.

For more information, please refer to the Portfolio's prospectus.

[CHART]

SECTOR BREAKDOWN*

Financial Services                 22.6%
Materials & Processing             16.6%
Consumer Discretionary             13.2%
Producer Durables                  10.9%
Other Energy                        9.5%
Health Care                         6.1%
Utilities                           4.7%
Autos & Transportation              4.5%
Consumer Staples                    3.7%
Technology                          3.5%
Other                               2.7%
Short-Term Investments              2.0%

----------
* The Portfolio's sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

CREDIT SUISSE TRUST -- SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2004

                                                               NUMBER OF
                                                                 SHARES           VALUE
                                                               ---------      ------------
COMMON STOCKS (98.1%)
AEROSPACE & DEFENSE (1.3%)
    BE Aerospace, Inc.*                                           17,000      $    197,880
    DRS Technologies, Inc.*                                        3,270           139,662
                                                                              ------------
                                                                                   337,542
                                                                              ------------
AUTO COMPONENTS (0.8%)
    Modine Manufacturing Co.*                                      6,270           211,738
                                                                              ------------
BANKS (11.6%)
    Alabama National Bancorp.                                      5,000           322,500
    Century Bancorp, Inc. Class A^                                 2,500            73,750
    First Financial Holdings, Inc.                                 8,070           264,212
    FirstFed Financial Corp.*                                      9,660           501,064
    FirstMerit Corp.                                               8,020           228,490
    Independent Bank Corp.                                         9,290           313,538
    NewAlliance Bancshares, Inc.*                                 23,200           354,960
    Prosperity Bancshares, Inc.^                                  13,500           394,335
    Susquehanna Bancshares, Inc.                                  10,670           266,216
    Webster Financial Corp.                                        7,250           367,140
                                                                              ------------
                                                                                 3,086,205
                                                                              ------------
BUILDING PRODUCTS (1.0%)
    Griffon Corp.*                                                 9,600           259,200
                                                                              ------------
CHEMICALS (3.2%)
    Cambrex Corp.                                                  5,400           146,340
    Crompton Corp.                                                32,800           387,040
    H.B. Fuller Co.                                               11,370           324,159
                                                                              ------------
                                                                                   857,539
                                                                              ------------
COMMERCIAL SERVICES & SUPPLIES (3.1%)
    Banta Corp.                                                   11,480           513,845
    Watson Wyatt & Company Holdings                               11,830           318,818
                                                                              ------------
                                                                                   832,663
                                                                              ------------
CONSTRUCTION & ENGINEERING (1.4%)
    EMCOR Group, Inc.*                                             8,450           381,771
                                                                              ------------
CONSTRUCTION MATERIALS (1.1%)
    Eagle Materials, Inc.^                                         3,500           302,225
                                                                              ------------
CONTAINERS & PACKAGING (3.3%)
    AptarGroup, Inc.                                              10,480           553,134
    Crown Holdings, Inc.*                                         23,000           316,020
                                                                              ------------
                                                                                   869,154
                                                                              ------------
DIVERSIFIED FINANCIALS (4.0%)
    Apollo Investment Corp.                                       17,000           256,700
    Assured Guaranty, Ltd.                                        13,100           257,677
    eSPEED, Inc. Class A*                                         17,900           221,423
    National Financial Partners Corp.                              3,500           135,800
    Piper Jaffray Companies, Inc.*^                                4,200           201,390
                                                                              ------------
                                                                                 1,072,990
                                                                              ------------

                 See Accompanying Notes to Financial Statements.

                                                               NUMBER OF
                                                                 SHARES           VALUE
                                                               ---------      ------------
COMMON STOCKS
DIVERSIFIED TELECOMMUNICATION SERVICES (1.2%)
    Iowa Telecommunications Services, Inc.*                       14,400      $    310,608
                                                                              ------------
ELECTRIC UTILITIES (3.2%)
    Empire District Electric Co.                                  10,400           235,872
    NRG Energy, Inc.*                                             10,900           392,945
    OGE Energy Corp.                                               8,510           225,600
                                                                              ------------
                                                                                   854,417
                                                                              ------------
ELECTRICAL EQUIPMENT (4.4%)
    AMETEK, Inc.                                                   8,720           311,042
    Brady Corp.                                                    8,120           508,069
    Rayovac Corp.*                                                11,900           363,664
                                                                              ------------
                                                                                 1,182,775
                                                                              ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (5.0%)
    Electro Scientific Industries, Inc.*^                         10,220           201,947
    OSI Systems, Inc.*^                                            9,400           213,474
    Rogers Corp.*                                                  4,970           214,207
    Roper Industries, Inc.                                         2,490           151,317
    Varian, Inc.*                                                  8,830           362,119
    Woodhead Industries, Inc.                                     11,110           178,093
                                                                              ------------
                                                                                 1,321,157
                                                                              ------------
ENERGY EQUIPMENT & SERVICES (3.3%)
    Oceaneering International, Inc.*                              11,770           439,257
    Varco International, Inc.*                                    15,220           443,663
                                                                              ------------
                                                                                   882,920
                                                                              ------------
FOOD & DRUG RETAILING (1.5%)
    Ruddick Corp.                                                 18,180           394,324
                                                                              ------------
FOOD PRODUCTS (2.3%)
    Del Monte Foods Co.*                                          26,100           287,622
    Sensient Technologies Corp.^                                  13,070           313,549
                                                                              ------------
                                                                                   601,171
                                                                              ------------
GAS UTILITIES (1.8%)
    National Fuel Gas Co.                                          6,730           190,728
    WGL Holdings, Inc.                                             9,160           282,495
                                                                              ------------
                                                                                   473,223
                                                                              ------------
HEALTHCARE EQUIPMENT & SUPPLIES (5.3%)
    Arrow International, Inc.                                     18,600           576,414
    Cooper Companies, Inc.                                         6,040           426,363
    Invacare Corp.^                                                8,960           414,490
                                                                              ------------
                                                                                 1,417,267
                                                                              ------------
HEALTHCARE PROVIDERS & SERVICES (2.0%)
    LifePoint Hospitals, Inc.*^                                    6,300           219,366
    Service Corp. International*                                  43,600           324,820
                                                                              ------------
                                                                                   544,186
                                                                              ------------

                 See Accompanying Notes to Financial Statements.

                                                               NUMBER OF
                                                                 SHARES           VALUE
                                                               ---------      ------------
COMMON STOCKS
HOTELS, RESTAURANTS & LEISURE (2.1%)
    Carmike Cinemas, Inc.                                          7,100      $    259,150
    Marcus Corp.                                                  12,260           308,216
                                                                              ------------
                                                                                   567,366
                                                                              ------------
HOUSEHOLD DURABLES (0.9%)
    Ethan Allen Interiors, Inc.                                    5,930           237,319
                                                                              ------------
INDUSTRIAL CONGLOMERATES (2.8%)
    Carlisle Companies, Inc.                                       6,160           399,907
    Teleflex, Inc.                                                 6,400           332,416
                                                                              ------------
                                                                                   732,323
                                                                              ------------
INSURANCE (4.9%)
    Allmerica Financial Corp.*                                     9,200           302,036
    Max Re Capital, Ltd.                                          12,700           270,891
    Platinum Underwriters Holdings, Ltd.                          14,700           457,170
    ProAssurance Corp.*                                            6,700           262,037
                                                                              ------------
                                                                                 1,292,134
                                                                              ------------
IT CONSULTING & SERVICES (0.8%)
    Keane, Inc.*                                                  14,440           212,268
                                                                              ------------
MACHINERY (6.1%)
    Albany International Corp. Class A                             7,600           267,216
    ESCO Technologies, Inc.*                                       3,930           301,235
    Flowserve Corp.*                                              10,120           278,705
    NACCO Industries, Inc. Class A                                 1,300           137,020
    Robbins & Myers, Inc.                                          5,490           130,827
    The Manitowoc Company, Inc.                                   11,250           423,562
    Wabash National Corp.*                                         2,900            78,097
                                                                              ------------
                                                                                 1,616,662
                                                                              ------------
MEDIA (2.2%)
    4Kids Entertainment, Inc.*^                                   10,500           220,710
    Harte-Hanks, Inc.                                             14,540           377,749
                                                                              ------------
                                                                                   598,459
                                                                              ------------
METALS & MINING (2.0%)
    Foundation Coal Holdings, Inc.*                                3,300            76,098
    GrafTech International, Ltd.*                                 24,800           234,608
    Quanex Corp.                                                   3,400           233,138
                                                                              ------------
                                                                                   543,844
                                                                              ------------
OIL & GAS (4.4%)
    Comstock Resources, Inc.*                                     12,400           273,420
    Denbury Resources, Inc.*                                      14,700           403,515
    Forest Oil Corp.*                                              7,900           250,588
    Range Resources Corp.                                         12,200           249,612
                                                                              ------------
                                                                                 1,177,135
                                                                              ------------

                 See Accompanying Notes to Financial Statements.

                                                               NUMBER OF
                                                                 SHARES           VALUE
                                                               ---------      ------------
COMMON STOCKS
REAL ESTATE (2.1%)
    Eagle Hospitality Properties Trust, Inc.*                     29,500      $    303,850
    HRPT Properties Trust                                         20,700           265,581
                                                                              ------------
                                                                                   569,431
                                                                              ------------
ROAD & RAIL (3.4%)
    Laidlaw International, Inc.*                                  20,300           434,420
    Werner Enterprises, Inc.                                      20,466           463,350
                                                                              ------------
                                                                                   897,770
                                                                              ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.9%)
    Axcelis Technologies, Inc.*                                    9,700            78,861
    Credence Systems Corp.*                                       17,000           155,550
                                                                              ------------
                                                                                   234,411
                                                                              ------------
SPECIALTY RETAIL (3.7%)
    CSK Auto Corp.*                                               21,200           354,888
    Hughes Supply, Inc.                                            8,700           281,445
    Sports Authority, Inc.*^                                      13,100           337,325
                                                                              ------------
                                                                                   973,658
                                                                              ------------
TEXTILES & APPAREL (1.0%)
    Warnaco Group, Inc.*                                          12,300           265,680
                                                                              ------------
TOTAL COMMON STOCKS (Cost $20,760,843)                                          26,111,535
                                                                              ------------
SHORT-TERM INVESTMENTS (9.3%)
    State Street Navigator Prime Fund^^                        1,945,238         1,945,238

                                                                  PAR
                                                                 (000)
                                                               ---------
    State Street Bank and Trust Co. Euro Time Deposit,
      1.400%, 1/03/05                                          $     537           537,000
                                                                              ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $2,482,238)                                   2,482,238
                                                                              ------------
TOTAL INVESTMENTS AT VALUE (107.4%) (Cost $23,243,081)                          28,593,773

LIABILITIES IN EXCESS OF OTHER ASSETS (-7.4%)                                   (1,965,336)
                                                                              ------------
NET ASSETS (100.0%)                                                           $ 26,628,437
                                                                              ============

*    Non-income producing security.
^    Security or portion thereof is out on loan.
^^ Represents security purchased with cash collateral received for securities on loan.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- SMALL CAP VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS
    Investments at value, including collateral for securities on loan of
      $1,945,238 (Cost $23,243,081) (Note 1)                                    $  28,593,773(1)
    Cash                                                                                  222
    Dividend and interest receivable                                                   14,903
    Receivable for portfolio shares sold                                                6,857
    Prepaid expenses and other assets                                                   3,853
                                                                                -------------
      Total Assets                                                                 28,619,608
                                                                                -------------
LIABILITIES
    Advisory fee payable (Note 2)                                                      16,074
    Administrative services fee payable (Note 2)                                        7,649
    Payable upon return of securities loaned (Note 1)                               1,945,238
    Other accrued expenses payable                                                     22,210
                                                                                -------------
      Total Liabilities                                                             1,991,171
                                                                                -------------
NET ASSETS
    Capital stock, $0.001 par value (Note 5)                                            1,840
    Paid-in capital (Note 5)                                                       20,305,206
    Undistributed net investment income                                                 4,237
    Accumulated net realized gain on investments                                      966,462
    Net unrealized appreciation from investments                                    5,350,692
                                                                                -------------
      Net Assets                                                                $  26,628,437
                                                                                =============
    Shares outstanding                                                              1,840,269
                                                                                -------------
    Net asset value, offering price, and redemption price per share             $       14.47
                                                                                =============

(1)  Including $1,898,454 of securities on loan.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- SMALL CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

INVESTMENT INCOME (Note 1)
    Dividends                                                                   $     203,177
    Interest                                                                            8,540
    Securities lending                                                                  2,808
                                                                                -------------
      Total investment income                                                         214,525
                                                                                -------------
EXPENSES
    Investment advisory fees (Note 2)                                                 159,765
    Administrative services fees (Note 2)                                              37,145
    Legal fees                                                                         34,146
    Audit fees                                                                         17,903
    Insurance expense                                                                  14,158
    Printing fees (Note 2)                                                              9,238
    Custodian fees                                                                      7,098
    Trustees' fees                                                                      2,602
    Transfer agent fees                                                                 1,208
    Interest expense (Note 3)                                                             612
    Commitment fees (Note 3)                                                              447
    Miscellaneous expense                                                               8,689
                                                                                -------------
      Total expenses                                                                  293,011
    Less: fees waived (Note 2)                                                        (57,472)
                                                                                -------------
      Net expenses                                                                    235,539
                                                                                -------------
        Net investment loss                                                           (21,014)
                                                                                -------------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
    Net realized gain from investments                                              1,080,063
    Net change in unrealized appreciation (depreciation) from investments           2,676,028
                                                                                -------------
    Net realized and unrealized gain from investments                               3,756,091
                                                                                -------------
    Net increase in net assets resulting from operations                        $   3,735,077
                                                                                =============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- SMALL CAP VALUE PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                                            FOR THE YEAR        FOR THE YEAR
                                                                                ENDED               ENDED
                                                                          DECEMBER 31, 2004   DECEMBER 31, 2003
                                                                          -----------------   -----------------
FROM OPERATIONS
  Net investment loss                                                       $    (21,014)       $     (3,086)
  Net realized gain from investments                                           1,080,063              21,115
  Net change in unrealized appreciation (depreciation) from investments        2,676,028           3,626,075
                                                                            ------------        ------------
    Net increase in net assets resulting from operations                       3,735,077           3,644,104
                                                                            ------------        ------------
FROM DIVIDENDS
  Dividends from net investment income                                                --              (8,730)
                                                                            ------------        ------------
    Net decrease in net assets resulting from dividends                               --              (8,730)
                                                                            ------------        ------------
FROM CAPITAL SHARE TRANSACTIONS (Note 5)
  Proceeds from sale of shares                                                 8,405,200           5,803,355
  Reinvestment of dividends                                                           --               8,730
  Net asset value of shares redeemed                                          (4,008,700)           (134,960)
                                                                            ------------        ------------
    Net increase in net assets from capital share transactions                 4,396,500           5,677,125
                                                                            ------------        ------------
  Net increase in net assets                                                   8,131,577           9,312,499

NET ASSETS
  Beginning of year                                                           18,496,860           9,184,361
                                                                            ------------        ------------
  End of year                                                               $ 26,628,437        $ 18,496,860
                                                                            ============        ============
  Undistributed net investment income                                       $      4,237        $         --
                                                                            ============        ============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- SMALL CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)

                                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                                 ---------------------------------------------------------------
                                                                       2004           2003            2002            2001(1)
                                                                 -------------   -------------   -------------     -------------
PER SHARE DATA
  Net asset value, beginning of period                           $       12.02   $        9.64   $       10.60     $       10.00
                                                                 -------------   -------------   -------------     -------------
INVESTMENT OPERATIONS
  Net investment income (loss)                                           (0.01)          (0.01)           0.01              0.00(2)
  Net gain (loss) on investments
    (both realized and unrealized)                                        2.46            2.40           (0.97)             0.60
                                                                 -------------   -------------   -------------     -------------
      Total from investment operations                                    2.45            2.39           (0.96)             0.60
                                                                 -------------   -------------   -------------     -------------
LESS DIVIDENDS
  Dividends from net investment income                                      --           (0.01)          (0.00)(2)            --
                                                                 -------------   -------------   -------------     -------------
NET ASSET VALUE, END OF PERIOD                                   $       14.47   $       12.02   $        9.64     $       10.60
                                                                 =============   =============   =============     =============
      Total return(3)                                                    20.38%          24.76%          (9.06)%            6.00%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                       $      26,628   $      18,497   $       9,184     $       3,430
    Ratio of expenses to average net assets(4)                            1.29%           1.29%           1.29%             1.29%(5)
    Ratio of net investment income (loss) to average net assets          (0.12)%         (0.02)%          0.11%             0.03%(5)
    Decrease reflected in above operating expense ratios due to
      waivers/reimbursements                                              0.31%           0.38%           0.84%             7.44%(5)
  Portfolio turnover rate                                                   45%             28%             14%                1%

(1) For the period November 30, 2001 (commencement of operations) through December 31, 2001.

(2)  This amount represents less than $0.01 per share.

(3) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. For the years ended December 31, 2004, 2003 and 2002, and the period ended December 31, 2001, there was no effect on the net operating expense ratio because of transfer agent credits.

(5)  Annualized

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- SMALL CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2004

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently offers eight managed investment portfolios of which one, the Small Cap Value Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks a high level of growth of capital. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995.

   A) SECURITY VALUATION -- The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

   B) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

   D) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

   E) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   F) SHORT-TERM INVESTMENTS -- The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by CSAM. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

   G) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by CSAM and may be invested in a variety of investments, including certain CSAM-advised funds, funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

   The market value of securities on loan to brokers and the value of collateral held by the Portfolio with respect to such loans at December 31, 2004 is as follows:

               MARKET VALUE OF                           VALUE OF
              SECURITIES LOANED                     COLLATERAL RECEIVED
              -----------------                     -------------------
                $   1,898,454                          $    1,945,238

   Prior to March 17, 2004, Credit Suisse First Boston ("CSFB), an affiliate of CSAM, had been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio earned no income from securities lending through the period ended March 17, 2004.

   Effective March 17, 2004, SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities with, the Portfolio receiving 70% and SSB receiving 30% of the earnings from the investment of cash collateral or any other securities lending income in accordance with the provisions of the securities lending agency agreement. The Portfolio may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM serves as investment adviser for the Portfolio. For its investment advisory services, CSAM is entitled to receive a fee, computed daily and payable monthly, from the Portfolio based on the following fee schedule:

        AVERAGE DAILY NET ASSETS                       ANNUAL RATE
        ------------------------                       -----------
        First $100 million                0.875% of average daily net assets
        Next $100 million                 0.750% of average daily net assets
        Over $200 million                 0.500% of average daily net assets

   For the year ended December 31, 2004, investment advisory fees earned and voluntarily waived for the Portfolio were $159,765 and $57,472, respectively. CSAM will not recapture from the Portfolio any fees it waived during the fiscal year ended December 31, 2004.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and SSB serve as co-administrators to the Portfolio.

   For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.10% of the average daily net assets of the

Portfolio. For the year ended December 31, 2004, co-administrative services fees earned by CSAMSI were $18,259.

   For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee schedule calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio subject to an annual minimum fee.

        AVERAGE DAILY NET ASSETS                    ANNUAL RATE
        ------------------------                    -----------
        First $5 billion                0.050% of average daily net assets
        Next $5 billion                 0.035% of average daily net assets
        Over $10 billion                0.020% of average daily net assets

   For the year ended December 31, 2004, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $18,886.

   In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2004, Merrill was paid $5,302 for its services to the Portfolio.

NOTE 3. LINE OF CREDIT

   The Portfolio, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2004 the Portfolio had no loan outstanding under the Credit Facility. During the year ended December 31, 2004, the Portfolio had borrowings under the Credit Facility as follows:

           AVERAGE DAILY        WEIGHTED AVERAGE            MAXIMUM DAILY
           LOAN BALANCE          INTEREST RATE%           LOAN OUTSTANDING
           -------------        ----------------          ----------------
           $   2,401,667              1.526%              $      2,804,000

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the year ended December 31, 2004, purchases and sales of investment securities (excluding short-term investments) were $13,572,578 and $8,069,357, respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

   The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share in two classes of shares: Small Cap Value initial class and Small Cap Value class 2 shares. Transactions in initial class capital shares of the Portfolio were as follows:

                                                         FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                                         DECEMBER 31, 2004         DECEMBER 31, 2003
                                                         ------------------        ------------------
       Shares sold                                              621,805                  598,591
       Shares issued in reinvestment of dividends                    --                      792
       Shares redeemed                                         (320,767)                 (12,995)
                                                               --------                  -------
       Net increase                                             301,038                  586,388
                                                               ========                  =======

   No class 2 shares were issued or outstanding during the year ended December 31, 2004.

   On December 31, 2004, there were no shareholders that held 5% or more of the outstanding shares of the Portfolio.

NOTE 6. FEDERAL INCOME TAXES

   Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of losses deferred due to wash sales, dividends received from Real Estate Investment Trusts and net operating losses.

   The tax characteristics of dividends paid during the years ended December 31, 2004 and 2003, respectively, by the Portfolio were as follows:

                                   ORDINARY INCOME
                                   ---------------
                                 2004            2003
                                 ----            ----
                                $  --        $  8,723

   At December 31, 2004, the components of distributable earnings on a tax basis for the Portfolio were as follows:

       Undistributed net investment income                      $    387,356
       Undistributed net realized gain                               624,043
       Unrealized appreciation                                     5,309,992
                                                                ------------
                                                                $  6,321,391
                                                                ============

   At December 31, 2004, the Portfolio had no capital loss carryforwards available to offset possible future capital gains.

   During the tax year ended December 31, 2004, the Portfolio utilized $8,457 of the capital loss carryforward.

   At December 31, 2004, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $23,283,780, $5,388,916, $(78,923) and $5,309,993, respectively.

   At December 31, 2004, the Portfolio reclassified $25,251 from undistributed net realized gain on investment to accumulated net investment loss, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of net operating losses and dividends received from Real Estate Investment Trusts. Net assets were not affected by these reclassifications.

NOTE 7. CONTINGENCIES

   In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

CREDIT SUISSE TRUST -- SMALL CAP VALUE PORTFOLIO
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Credit Suisse Trust and Shareholders of Credit Suisse Trust -- Small Cap Value Portfolio:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Cap Value Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 7, 2005

CREDIT SUISSE TRUST -- SMALL CAP VALUE PORTFOLIO
INFORMATION CONCERNING TRUSTEES AND OFFICERS (UNAUDITED)

                                                 TERM                                        NUMBER OF
                                                 OF OFFICE(1)                                PORTFOLIOS IN
                                                 AND                                         FUND
                           POSITION(S)           LENGTH           PRINCIPAL                  COMPLEX           OTHER
NAME, ADDRESS AND          HELD WITH             OF TIME          OCCUPATION(S) DURING       OVERSEEN BY       DIRECTORSHIPS
DATE OF BIRTH              TRUST                 SERVED           PAST FIVE YEARS            TRUSTEE           HELD BY TRUSTEE
-------------------------  -------------------   --------------   -------------------------  ---------------   ---------------------
INDEPENDENT TRUSTEES

Richard H. Francis         Trustee,              Since 1999       Currently retired          41                None
c/o Credit Suisse Asset    Nominating
Management, LLC            and Audit
466 Lexington Avenue       Committee Member
New York, New York
10017-3140

Date of Birth: 04/23/32

Jeffrey E. Garten(2)       Trustee,              Since 1998       Dean of Yale School of     40                Director of Aetna,
Box 208200                 Nominating                             Management and                               Inc. (insurance
New Haven, Connecticut     and Audit                              William S. Beinecke                          company); Director
06520-8200                 Committee Member                       Professor in the Practice                    of Calpine
                                                                  of International Trade                       Corporation (energy
Date of Birth: 10/29/46                                           and Finance from                             provider); Director
                                                                  November 1995 to                             of CarMax Group
                                                                  present.                                     (used car dealers).

Peter F. Krogh             Trustee,              Since 2001       Dean Emeritus and          40                Director of Carlisle
301 ICC                    Nominating                             Distinguished Professor                      Companies
Georgetown University      Committee                              of International Affairs                     Incorporated
Washington, DC 20057       Chairman and                           at the Edmund A. Walsh                       (diversified
                           Audit Committee                        School of Foreign                            manufacturing
Date of Birth: 02/11/37    Member                                 Service, Georgetown                          company).
                                                                  University from June 1995
                                                                  to present.

James S. Pasman, Jr.       Trustee,              Since 1999       Currently retired          42                Director of Education
c/o Credit Suisse Asset    Nominating                                                                          Management Corp.
Management, LLC            and Audit
466 Lexington Avenue       Committee
New York, New York         Member
10017-3140

Date of Birth: 12/20/30

----------
(1) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

(2) Mr. Garten was initially appointed as a Trustee of the Trust on February 6, 1998. He resigned as Trustee on February 3, 2000, and was subsequently re-appointed on December 21, 2000.

                                                 TERM                                        NUMBER OF
                                                 OF OFFICE(1)                                PORTFOLIOS IN
                                                 AND                                         FUND
                           POSITION(S)           LENGTH           PRINCIPAL                  COMPLEX           OTHER
NAME, ADDRESS AND          HELD WITH             OF TIME          OCCUPATION(S) DURING       OVERSEEN BY       DIRECTORSHIPS
DATE OF BIRTH              TRUST                 SERVED           PAST FIVE YEARS            TRUSTEE           HELD BY TRUSTEE
-------------------------  -------------------   --------------   -------------------------  ---------------   ---------------------
INDEPENDENT TRUSTEES

Steven N. Rappaport        Lead Trustee,         Since 1999       Partner of Lehigh Court,   42                Director of Presstek,
Lehigh Court, LLC          Nominating                             LLC and RZ Capital                           Inc. (digital imaging
40 East 52nd Street        Committee                              (private investment                          technologies
New York, New York         Member and                             firms) from July 2002 to                     company); Director of
10022                      Audit                                  present; Transition                          Wood Resources, LLC.
                           Committee                              Adviser to SunGard                           (plywood
Date of Birth: 07/10/48    Chairman                               Securities Finance, Inc.                     manufacturing
                                                                  from February 2002 to                        company).
                                                                  July 2002; President of
                                                                  SunGard Securities
                                                                  Finance, Inc. from 2001
                                                                  to February 2002;
                                                                  President of Loanet,
                                                                  Inc. (on-line accounting
                                                                  service) from 1997 to
                                                                  2001.

INTERESTED TRUSTEES

Michael E. Kenneally(3)    Chairman and          Since 2004       Chairman and Global        44                None
Credit Suisse Asset        Chief                                  Chief Executive Officer
Management, LLC            Executive                              of CSAM since 2003;
466 Lexington Avenue       Officer                                Chairman and Chief
New York, New York                                                Investment Officer of
10017-3140                                                        Banc of America Capital
                                                                  Management from 1998 to
Date of Birth: 03/30/54                                           March 2003.

----------
(3) Mr. Kenneally is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act because he is an officer of CSAM.

                                                 TERM                                        NUMBER OF
                                                 OF OFFICE(1)                                PORTFOLIOS IN
                                                 AND                                         FUND
                           POSITION(S)           LENGTH           PRINCIPAL                  COMPLEX           OTHER
NAME, ADDRESS AND          HELD WITH             OF TIME          OCCUPATION(S) DURING       OVERSEEN BY       DIRECTORSHIPS
DATE OF BIRTH              TRUST                 SERVED           PAST FIVE YEARS            TRUSTEE           HELD BY TRUSTEE
-------------------------  -------------------   --------------   -------------------------  ---------------   ---------------------
INTERESTED TRUSTEES

William W. Priest(4)       Trustee               Since 1999       Chief Executive Officer    47                Director of Globe
Epoch Investment Partners                                         of J Net Enterprises,                        Wireless, LLC
667 Madison Avenue                                                Inc. (technology                             (maritime
New York, NY 10021                                                holdings company) since                      communication
                                                                  June 2004; Chief                             company); Director of
Date of Birth: 09/24/41                                           Executive Officer of                         InfraRed X (medical
                                                                  Epoch Investment                             device company);
                                                                  Partners, Inc. since                         Director of J Net
                                                                  April 2004; Co-Managing                      Enterprises, Inc.
                                                                  Partner, Steinberg
                                                                  Priest & Sloane Capital
                                                                  Management, LLC from
                                                                  2001 to March 2004;
                                                                  Chairman and Managing
                                                                  Director of CSAM from
                                                                  2000 to February 2001;
                                                                  Chief Executive Officer
                                                                  and Managing Director of
                                                                  CSAM from 1990 to 2000.

----------------
(4) Mr. Priest is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act because he provided consulting services to CSAM within the last two years (ended 12/31/02).

                                                TERM
                                                OF OFFICE(1)
                                                AND
                          POSITION(s)           LENGTH
NAME, ADDRESS AND         HELD WITH             OF TIME
DATE OF BIRTH             TRUST                 SERVED           PRINCIPAL OCCUPATION(s) DURING PAST FIVE YEARS
-----------------------   -----------           ------------     ----------------------------------------------
OFFICERS

Michael A. Pignataro      Chief                 Since 1999       Director and Director of Fund Administration of CSAM;
Credit Suisse Asset       Financial                              Associated with CSAM since 1984; Officer of other Credit
Management, LLC           Officer                                Suisse Funds.
466 Lexington Avenue      and
New York, New York        Treasurer
10017-3140

Date of Birth: 11/15/59

Emidio Morizio            Chief                 Since 2004       Director and Global Head of Compliance of CSAM;
Credit Suisse Asset       Compliance                             Associated with CSAM since July 2000; Vice President and
Management, LLC           Officer                                Director of Compliance of Forstmann-Leff Associates from
466 Lexington Avenue                                             1998 to June 2000; Officer of other Credit Suisse Funds.
New York, New York
10017-3140

Date of Birth: 09/21/66

Ajay Mehra                Chief                 Since 2004       Director and Deputy General Counsel of CSAM since
Credit Suisse Asset       Legal                                  September 2004; Senior Associate of Shearman & Sterling
Management, LLC           Officer                                LLP from September 2000 to September 2004; Senior
466 Lexington Avenue                                             Counsel of the SEC Division of Investment Management
New York, New York                                               from June 1997 to September 2000; Officer of other Credit
10017-3140                                                       Suisse Funds.

Date of Birth: 08/14/70

J. Kevin Gao              Vice                  Since 2004       Vice President and legal counsel of CSAM; Associated with
Credit Suisse Asset       President                              CSAM since July 2003; Associated with the law firm of
Management, LLC           and                                    Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of
466 Lexington Avenue      Secretary                              other Credit Suisse Funds.
New York, New York
10017-3140

Date of Birth: 10/13/67

Robert M. Rizza           Assistant             Since 2002       Assistant Vice President of CSAM since January 2001;
Credit Suisse Asset       Treasurer                              Associated with CSAM since 1998; Officer of other Credit
Management, LLC                                                  Suisse Funds.
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 12/09/65

   The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-922-8977.

CREDIT SUISSE TRUST -- SMALL CAP VALUE PORTFOLIO
PROXY POLICY AND PORTFOLIO HOLDINGS INFORMATION

   Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30, 2004 as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

   -  By calling 1-800-222-8977

   -  On the Portfolio's website, www.csam.com/us

   - On the website of the Securities and Exchange Commission, http://www.sec.gov.

   The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

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

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

P.O. BOX 55030, BOSTON, MA 02205-5030
800-222-8977 - www.csam.com/us

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TRSCV-2-1204

[CREDIT SUISSE ASSET MANAGEMENT LOGO]


CREDIT SUISSE FUNDS

ANNUAL REPORT

DECEMBER 31, 2004


CREDIT SUISSE TRUST
-  EMERGING MARKETS PORTFOLIO


CREDIT SUISSE TRUST (THE "TRUST") SHARES ARE NOT AVAILABLE DIRECTLY TO INDIVIDUAL INVESTORS, BUT MAY BE OFFERED ONLY THROUGH CERTAIN INSURANCE PRODUCTS AND PENSION AND RETIREMENT PLANS.

THE TRUST'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES (WHICH SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING), AND MORE COMPLETE INFORMATION ABOUT THE TRUST, ARE PROVIDED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-222-8977 OR BY WRITING TO CREDIT SUISSE TRUST, P.O. BOX 55030, BOSTON, MA 02205-5030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT 466 LEXINGTON AVE., NEW YORK, NY 10017-3140. THE TRUST IS ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.

THE VIEWS OF THE PORTFOLIO'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF DECEMBER 31, 2004; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. PORTFOLIO INVESTMENTS ARE SUBJECT TO INVESTMENT RISK, INCLUDING LOSS OF YOUR INVESTMENT.

CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT
December 31, 2004 (unaudited)

                                                                February 1, 2005

Dear Shareholder:

   For the 12 months ended December 31, 2004, Credit Suisse Trust -- Emerging Markets Portfolio(1) (the "Portfolio") had a gain of 25.02%, versus an increase of 25.95% for the Morgan Stanley Capital International Emerging Markets Index.(2)

MARKET OVERVIEW: SHAKING OFF GLOBAL MACRO WORRIES

   The global environment was broadly favorable for emerging markets for the period as a whole. Ample liquidity conditions as a result of low global interest rates, robust global growth and high investor appetite for higher-return and higher-risk assets drove outperformance versus developed markets at the beginning of the period. In April and May of 2004, however, the asset class surrendered some of its gains, as fears of rising US interest rates and a sharp slowdown in China's economy sparked a wave of profit-taking, particularly within cyclicals and materials stocks which had strongly outperformed. Favorable market conditions returned late in the third quarter as fears of a sharp rise in US inflation and interest rates appeared ungrounded. As US yields began to trend lower, funds returned to higher-yielding assets, including emerging markets. Signs that China's growth slowdown was not going to be as severe as anticipated also lifted heavily sold-off commodity plays. Finally, the sharp decline in the US dollar that commenced at the end of the period was also positive for emerging market currencies, translating into higher US dollar market returns.

STRATEGIC REVIEW: TACTICAL ADJUSTMENTS

   The Portfolio participated in the broad rally in emerging markets, although underperformance early in the period left the Portfolio modestly behind its benchmark for the full year. The key contributor to performance was strong stock selection within South Africa and Eastern Europe -- most specifically, Russia. Performance was hindered by certain holdings in China and India, as well as limited exposure to smaller markets in Latin America and the Eastern Europe, Middle East and Africa (EMEA) region that registered strong returns.

   In terms of regional positioning, we remained overweight in the larger markets within Latin America, albeit trimming our positions toward the end of period after substantial market gains. Rising US interest rates and slowing global growth have traditionally been the source of market pressure for Latin America and in particular Brazil, given the region's reliance on external financing. We believe that improved external fundamentals could make economic growth more resistant to global headwinds in this cycle.

Nevertheless, our positioning in both Mexico and Brazil is biased primarily toward companies dependent on domestic demand, such as Brazilian banks and Mexican homebuilders, where we have greater conviction about the earnings outlook.

   We maintained a roughly neutral position in Asia overall. Within the larger North Asian markets, we favored Taiwan over Korea and China through most of the period. In Taiwan, we were exposed to financials stocks, which benefited from the improvement in domestic spending over the period. By contrast, a moribund consumer sector continued to inhibit the domestic recovery in Korea and the earnings outlook for domestic stocks and banks, although we believe attractive valuations for the market overall remain in place. In China, despite our relatively sanguine view over the prospects for macroeconomic growth, rising cost pressures have eroded the profitability amongst many Chinese corporates, while valuations have not been compelling in our view. Within the smaller markets of Southeast Asia, we also ended the period with overweightings in Malaysia and Thailand, reflecting our more positive outlook on their macro fundamentals. We remained underweighted in India, though we did add to our Indian position late in the period as concerns regarding the growth outlook and reform agenda of the incoming government appeared overblown.

   We were primarily underweighted in the EMEA region during the period. In Eastern Europe, our primary overweight through much of the year had been in Russia, although we reduced our exposure as the corporate environment deteriorated. We were underweighted in South Africa through the period, due to our bias away from commodity exporters, which continue to be hampered by strength in the country's currency. We maintained an overweight in Turkey, based on positive macroeconomic developments and market expectation of positive news regarding Turkey's application for eventual EU membership. Our exposure to Israel through most of the period was broadly neutral, but with a relatively high bias toward domestic-oriented companies and banks, which we feel continue to have amongst the most compelling valuations in the emerging market bank universe.

GOING FORWARD: CLEARER HORIZONS?

   In the coming year, emerging markets, in our view, will not enjoy the type of strong liquidity and growth drivers which lifted the asset class in 2003 and 2004. Nevertheless, we still maintain a positive view on the asset class, barring any unforeseen geopolitical developments. In our opinion, macroeconomic risks within the emerging world are lower than at any point in recent history, while domestic growth prospects remain vibrant in many of our markets.

Valuations relative to developed markets continue to be attractive in our view, and we are optimistic that fund flows will continue into what has recently been an underowned asset class. While global growth probably looks poised to slow further, we are not expecting a growth collapse. We believe that oil prices will likely remain high but relatively stable, while US interest rates are likely to rise modestly going forward. These factors stand to keep risk thresholds at modest levels in our view, to the benefit of emerging markets, and we will remain focused on stocks we believe have the brightest long-term growth potential.

The Credit Suisse Emerging Markets Team

Annabel Betz
Neil Gregson
Matthew J.K. Hickman
Elizabeth H. Eaton
Jonathan S. Ong
Emily Alejos

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING-MARKET INVESTMENTS. THE PORTFOLIO MAY INVOLVE A GREATER DEGREE OF RISK THAN OTHER FUNDS THAT SEEK CAPITAL GROWTH BY INVESTING IN LARGER, MORE-DEVELOPED MARKETS.

   IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE PORTFOLIO'S INVESTMENTS. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE PORTFOLIO COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE PORTFOLIO HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

[CHART]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
          CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO(1) AND THE
         MSCI EMERGING MARKETS FREE INDEX(2) FROM INCEPTION (12/31/97).

              CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO(1) -- $14,646   --  MSCI EMERGING MARKETS FREE INDEX(2) -- $15,573
12/31/97                              $       10,000                                                  $     10,000
1/31/98                               $       10,270                                                  $      9,216
2/28/98                               $       11,760                                                  $     10,178
3/31/98                               $       12,110                                                  $     10,619
4/30/98                               $       11,940                                                  $     10,504
5/31/98                               $       10,260                                                  $      9,064
6/30/98                               $        9,530                                                  $      8,113
7/31/98                               $        9,680                                                  $      8,371
8/31/98                               $        7,040                                                  $      5,950
9/30/98                               $        7,490                                                  $      6,328
10/31/98                              $        7,970                                                  $      6,994
11/30/98                              $        8,330                                                  $      7,576
12/31/98                              $        8,270                                                  $      7,466
1/31/99                               $        7,755                                                  $      7,346
2/28/99                               $        7,513                                                  $      7,417
3/31/99                               $        8,199                                                  $      8,395
4/30/99                               $        9,411                                                  $      9,433
5/31/99                               $        9,724                                                  $      9,378
6/30/99                               $       11,077                                                  $     10,443
7/31/99                               $       11,097                                                  $     10,159
8/31/99                               $       11,229                                                  $     10,251
9/30/99                               $       10,855                                                  $      9,904
10/31/99                              $       11,330                                                  $     10,115
11/30/99                              $       12,986                                                  $     11,022
12/31/99                              $       15,002                                                  $     12,424
1/31/2000                             $       15,023                                                  $     12,498
2/29/2000                             $       15,742                                                  $     12,663
3/31/2000                             $       15,245                                                  $     12,725
4/30/2000                             $       13,595                                                  $     11,519
5/31/2000                             $       13,362                                                  $     11,043
6/30/2000                             $       13,753                                                  $     11,432
7/31/2000                             $       13,108                                                  $     10,844
8/31/2000                             $       13,119                                                  $     10,897
9/30/2000                             $       11,775                                                  $      9,945
10/31/2000                            $       11,013                                                  $      9,224
11/30/2000                            $        9,871                                                  $      8,418
12/31/2000                            $       10,269                                                  $      8,621
1/31/2001                             $       11,578                                                  $      9,808
2/28/2001                             $       10,775                                                  $      9,040
3/31/2001                             $        9,784                                                  $      8,152
4/30/2001                             $       10,346                                                  $      8,555
5/31/2001                             $       10,478                                                  $      8,657
6/30/2001                             $       10,191                                                  $      8,480
7/31/2001                             $        9,542                                                  $      7,944
8/31/2001                             $        9,124                                                  $      7,865
9/30/2001                             $        7,737                                                  $      6,648
10/31/2001                            $        8,166                                                  $      7,060
11/30/2001                            $        8,849                                                  $      7,798
12/31/2001                            $        9,278                                                  $      8,417
1/31/2002                             $        9,597                                                  $      8,702
2/28/2002                             $        9,707                                                  $      8,845
3/31/2002                             $       10,103                                                  $      9,377
4/30/2002                             $       10,202                                                  $      9,438
5/31/2002                             $       10,048                                                  $      9,287
6/30/2002                             $        9,388                                                  $      8,591
7/31/2002                             $        8,684                                                  $      7,937
8/31/2002                             $        8,640                                                  $      8,059
9/30/2002                             $        7,781                                                  $      7,190
10/31/2002                            $        8,122                                                  $      7,656
11/30/2002                            $        8,519                                                  $      8,183
12/31/2002                            $        8,205                                                  $      7,912
1/31/2003                             $        8,040                                                  $      7,877
2/28/2003                             $        7,808                                                  $      7,665
3/31/2003                             $        7,510                                                  $      7,447
4/30/2003                             $        8,051                                                  $      8,111
5/31/2003                             $        8,558                                                  $      8,693
6/30/2003                             $        9,043                                                  $      9,188
7/31/2003                             $        9,562                                                  $      9,763
8/31/2003                             $       10,289                                                  $     10,419
9/30/2003                             $       10,289                                                  $     10,495
10/31/2003                            $       11,039                                                  $     11,388
11/30/2003                            $       11,106                                                  $     11,528
12/31/2003                            $       11,723                                                  $     12,364
1/31/2004                             $       12,208                                                  $     12,803
2/29/2004                             $       12,694                                                  $     13,394
3/31/2004                             $       12,925                                                  $     13,566
4/30/2004                             $       11,955                                                  $     12,457
5/31/2004                             $       11,811                                                  $     12,211
6/30/2004                             $       11,778                                                  $     12,267
7/31/2004                             $       11,503                                                  $     12,050
8/31/2004                             $       11,900                                                  $     12,555
9/30/2004                             $       12,610                                                  $     13,280
10/31/2004                            $       12,953                                                  $     13,598
11/30/2004                            $       13,894                                                  $     14,857
12/31/2004                            $       14,646                                                  $     15,573

                 AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004(1)

                1 YEAR             5 YEARS           SINCE INCEPTION
                ------             -------           ---------------
                25.02%              (0.46)%               5.61%

   RETURNS REPRESENT PAST PERFORMANCE AND INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. THE CURRENT PERFORMANCE OF THE PORTFOLIO MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST. THE PERFORMANCE RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. PERFORMANCE INCLUDES THE EFFECT OF DEDUCTING EXPENSES, BUT DOES NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR VARIABLE CONTRACT OR PLAN. ACCORDINGLY, THE PROSPECTUS OF THE SPONSORING PARTICIPATING INSURANCE COMPANY SEPARATE ACCOUNT OR PLAN DOCUMENTS OR OTHER INFORMATIONAL MATERIALS SUPPLIED BY PLAN SPONSORS SHOULD BE CAREFULLY REVIEWED FOR INFORMATION ON RELEVANT CHARGES AND EXPENSES. EXCLUDING THESE CHARGES AND EXPENSES FROM QUOTATIONS OF PERFORMANCE HAS THE EFFECT OF INCREASING THE PERFORMANCE QUOTED, AND THE EFFECT OF THESE CHARGES SHOULD BE CONSIDERED WHEN COMPARING PERFORMANCE TO THAT OF OTHER MUTUAL FUNDS. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT www.csam.com/us.

----------
(1) Fee waivers and/or expense reimbursements reduced expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.
(2) The Morgan Stanley Capital International Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

INFORMATION ABOUT YOUR PORTFOLIO'S EXPENSES

   As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

   The table illustrates your Portfolio's expenses in two ways:

   - ACTUAL PORTFOLIO RETURN. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

   - HYPOTHETICAL 5% PORTFOLIO RETURN. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

   Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

                   EXPENSES AND VALUE OF A $1,000 INVESTMENT
                FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2004

ACTUAL PORTFOLIO RETURN
Beginning Account Value 7/1/04               $   1,000.00
Ending Account Value 12/31/04                $   1,244.40
Expenses Paid per $1,000*                    $       7.90

HYPOTHETICAL 5% PORTFOLIO RETURN
Beginning Account Value 7/1/04               $   1,000.00
Ending Account Value 12/31/04                $   1,018.10
Expenses Paid per $1,000*                    $       7.10

ANNUALIZED EXPENSE RATIOS*                           1.40%

----------
* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF YEAR PERIOD, THEN DIVIDED BY 366.

   THE "EXPENSES PAID PER $1,000" AND THE "ANNUALIZED EXPENSE RATIOS" IN THE TABLES ARE BASED ON ACTUAL EXPENSES PAID BY THE PORTFOLIO DURING THE PERIOD, NET OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IF THOSE FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS HAD NOT BEEN IN EFFECT, THE PORTFOLIO'S ACTUAL EXPENSES WOULD HAVE BEEN HIGHER.

   FOR MORE INFORMATION, PLEASE REFER TO THE PORTFOLIO'S PROSPECTUS.

[CHART]

SECTOR BREAKDOWN*

Financial Services                 21.4%
Telecommunication Services         14.2%
Information Technology             13.4%
Energy                             10.4%
Consumer Discretionary             10.0%
Materials                           9.8%
Industrials                         5.7%
Utilities                           5.1%
Short-Term Investments              3.8%
Consumer Staples                    3.2%
Health Care                         1.9%
Other                               1.1%

----------
* The Portfolio' sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2004

                                                                                        NUMBER OF
                                                                                         SHARES            VALUE
                                                                                     ---------------   ---------------
COMMON STOCKS (88.9%)
BRAZIL (5.5%)
AIRLINES (0.3%)
    Gol-Linhas Aereas Inteligentes SA ADR*^                                                    9,900   $       315,612
                                                                                                       ---------------
BANKS (0.5%)
    Unibanco - Uniao de Bancos Brasileiros SA GDR                                             18,600           589,992
                                                                                                       ---------------
BEVERAGES (0.3%)
    Companhia de Bebidas das Americas ADR                                                     11,200           317,296
                                                                                                       ---------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.2%)
    Brasil Telecom Participacoes SA ADR                                                       14,300           545,545
    Tele Norte Leste Participacoes SA                                                         10,500           184,185
    Tele Norte Leste Participacoes SA ADR                                                     38,600           651,182
                                                                                                       ---------------
                                                                                                             1,380,912
                                                                                                       ---------------
METALS & MINING (0.3%)
    Companhia Siderurgica Nacional SA                                                         19,200           367,157
                                                                                                       ---------------
OIL & GAS (2.0%)
    Petroleo Brasileiro SA - Petrobras ADR                                                    63,600         2,336,157
                                                                                                       ---------------
PAPER & FOREST PRODUCTS (0.5%)
    Votorantim Celulose e Papel SA ADR^                                                       34,500           558,900
                                                                                                       ---------------
WATER UTILITIES (0.3%)
    Companhia de Saneamento Basico do Estado de Sao Paulo                                  6,680,000           395,996
                                                                                                       ---------------
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
    Telesp Celular Participacoes SA ADR^                                                      13,286            90,345
                                                                                                       ---------------
TOTAL BRAZIL                                                                                                 6,352,367
                                                                                                       ---------------
CHILE (1.8%)
BANKS (0.5%)
    Banco Santander Chile SA ADR                                                              15,200           514,672
                                                                                                       ---------------
BEVERAGES (0.6%)
    Compania Cervecerias Unidas SA ADR                                                        16,300           411,249
    Embotelladora Andina SA ADR, Series B                                                     23,200           301,832
                                                                                                       ---------------
                                                                                                               713,081
                                                                                                       ---------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
    Compania de Telecomunicaciones de Chile SA ADR^                                           34,900           392,276
                                                                                                       ---------------
ELECTRIC UTILITIES (0.4%)
    Empresa Nacional de Electricidad SA                                                      421,000           253,774
    Enersis SA ADR*                                                                           25,300           215,303
                                                                                                       ---------------
                                                                                                               469,077
                                                                                                       ---------------
TOTAL CHILE                                                                                                  2,089,106
                                                                                                       ---------------
CHINA (4.1%)
AIRLINES (0.9%)
    Air China, Ltd. Series H                                                               2,727,000         1,052,530
                                                                                                       ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                        NUMBER OF
                                                                                         SHARES            VALUE
                                                                                     ---------------   ---------------
COMMON STOCKS
CHINA
CHEMICALS (0.7%)
    Sinopec Yizheng Chemical Fibre Company, Ltd. Series H                                  3,974,000   $       845,374
                                                                                                       ---------------
ELECTRIC UTILITIES (0.4%)
    Huaneng Power International, Inc. Series H                                               542,000           405,796
                                                                                                       ---------------
INSURANCE (1.6%)
    China Life Insurance Company, Ltd. Series H*                                           2,796,000         1,870,390
                                                                                                       ---------------
OIL & GAS (0.5%)
    Sinopec Zhenhai Refining & Chemical Company, Ltd.                                        590,000           611,289
                                                                                                       ---------------
TOTAL CHINA                                                                                                  4,785,379
                                                                                                       ---------------
HONG KONG (3.6%)
INDUSTRIAL CONGLOMERATES (0.6%)
    Golden Meditech Company, Ltd.                                                          2,787,000           702,783
                                                                                                       ---------------
OIL & GAS (0.8%)
    CNOOC, Ltd.                                                                            1,626,000           870,658
                                                                                                       ---------------
TEXTILES & APPAREL (0.6%)
    Ports Design, Ltd.                                                                     1,370,000           740,284
                                                                                                       ---------------
WIRELESS TELECOMMUNICATION SERVICES (1.6%)
    China Mobile (Hong Kong), Ltd.                                                           531,500         1,813,743
                                                                                                       ---------------
TOTAL HONG KONG                                                                                              4,127,468
                                                                                                       ---------------
HUNGARY (1.0%)
OIL & GAS (1.0%)
    MOL Magyar Olaj-es Gazipari Rt.                                                           16,200         1,136,879
                                                                                                       ---------------
TOTAL HUNGARY                                                                                                1,136,879
                                                                                                       ---------------
INDIA (4.4%)
CHEMICALS (1.1%)
    Reliance Industries, Ltd. GDR, Rule 144A++                                                48,100         1,232,322
                                                                                                       ---------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.0%)
    Bharti Tele-Ventures, Ltd.*                                                              231,400         1,150,901
                                                                                                       ---------------
ELECTRIC UTILITIES (0.5%)
    National Thermal Power Corporation, Ltd.                                                 295,000           592,782
                                                                                                       ---------------
GAS UTILITIES (0.2%)
    Gail India, Ltd.                                                                          52,400           278,658
                                                                                                       ---------------
IT CONSULTING & SERVICES (1.2%)
    Infosys Technologies, Ltd. ADR^                                                           11,600           803,996
    Tata Consultancy Services                                                                 18,422           565,967
                                                                                                       ---------------
                                                                                                             1,369,963
                                                                                                       ---------------
OIL & GAS (0.4%)
    Oil & Natural Gas Corp., Ltd.                                                             21,400           403,247
                                                                                                       ---------------
TOTAL INDIA                                                                                                  5,027,873
                                                                                                       ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                        NUMBER OF
                                                                                         SHARES            VALUE
                                                                                     ---------------   ---------------
COMMON STOCKS
INDONESIA (0.9%)
BANKS (0.4%)
    PT Bank Danamon Indonesia Tbk                                                            991,500   $       467,966
                                                                                                       ---------------
WIRELESS TELECOMMUNICATION SERVICES (0.5%)
    PT Telekomunikasi Indonesia                                                            1,118,500           581,131
                                                                                                       ---------------
TOTAL INDONESIA                                                                                              1,049,097
                                                                                                       ---------------
ISRAEL (3.3%)
BANKS (0.7%)
    Bank Hapoalim, Ltd.                                                                      235,200           793,848
                                                                                                       ---------------
DIVERSIFIED FINANCIALS (0.4%)
    IDB Development Corporation, Ltd.                                                         16,000           431,852
                                                                                                       ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
    Orbotech, Ltd.*                                                                           18,800           397,996
                                                                                                       ---------------
INTERNET SOFTWARE & SERVICES (0.6%)
    Check Point Software Technologies, Ltd.*                                                  28,200           694,566
                                                                                                       ---------------
PHARMACEUTICALS (1.3%)
    Teva Pharmaceutical Industries, Ltd. ADR^                                                 50,400         1,504,944
                                                                                                       ---------------
TOTAL ISRAEL                                                                                                 3,823,206
                                                                                                       ---------------
MALAYSIA (5.1%)
BANKS (0.8%)
    Commerce Asset-Holding Berhad                                                            732,200           905,007
                                                                                                       ---------------
DIVERSIFIED FINANCIALS (1.3%)
    Public Bank Berhad                                                                       824,800         1,541,063
                                                                                                       ---------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.2%)
    Telekom Malaysia Berhad                                                                  451,500         1,378,543
                                                                                                       ---------------
MEDIA (0.9%)
    Astro All Asia Networks PLC*                                                             707,900         1,004,980
                                                                                                       ---------------
WIRELESS TELECOMMUNICATION SERVICES (0.9%)
    Maxis Communications Berhad                                                              429,000         1,056,042
                                                                                                       ---------------
TOTAL MALAYSIA                                                                                               5,885,635
                                                                                                       ---------------
MEXICO (6.3%)
BEVERAGES (0.7%)
    Fomento Economico Mexicano SA de CV ADR                                                    6,400           336,704
    Grupo Modelo SA de CV Series C                                                           164,600           452,735
                                                                                                       ---------------
                                                                                                               789,439
                                                                                                       ---------------
CONSTRUCTION & ENGINEERING (0.4%)
    Empresas ICA Sociedad Controladora SA de CV*                                           1,348,000           519,996
                                                                                                       ---------------
CONSTRUCTION MATERIALS (0.4%)
    Cemex SA de CV ADR                                                                        12,361           450,188
                                                                                                       ---------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
    Telefonos de Mexico SA de CV ADR                                                          22,600           866,032
                                                                                                       ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                        NUMBER OF
                                                                                         SHARES            VALUE
                                                                                     ---------------   ---------------
COMMON STOCKS
MEXICO
FOOD PRODUCTS (0.3%)
    Grupo Bimbo SA de CV Series A                                                            144,300   $       364,536
                                                                                                       ---------------
HOUSEHOLD DURABLES (0.5%)
    Consorcio ARA SA de CV*                                                                  184,500           554,477
                                                                                                       ---------------
METALS & MINING (0.7%)
    Grupo Mexico SA de CV Series B*                                                          159,050           802,598
                                                                                                       ---------------
REAL ESTATE (0.8%)
    Desarrolladora Homex SA de CV ADR*^                                                       24,300           574,695
    Urbi Desarrollos Urbanos SA de CV                                                         81,924           357,917
                                                                                                       ---------------
                                                                                                               932,612
                                                                                                       ---------------
WIRELESS TELECOMMUNICATION SERVICES (1.7%)
    America Movil SA de CV ADR, Series L                                                      37,458         1,960,926
                                                                                                       ---------------
TOTAL MEXICO                                                                                                 7,240,804
                                                                                                       ---------------
PERU (0.5%)
METALS & MINING (0.5%)
    Compania de Minas Buenaventura SA ADR                                                     27,300           625,170
                                                                                                       ---------------
TOTAL PERU                                                                                                     625,170
                                                                                                       ---------------
RUSSIA (4.0%)
BANKS (0.5%)
    Sberbank RF                                                                                1,100           540,100
                                                                                                       ---------------
INVESTMENT COMPANY (1.2%)
    Novy Neft II, Ltd.                                                                       102,900         1,390,858
                                                                                                       ---------------
OIL & GAS (1.4%)
    Lukoil ADR^                                                                               12,900         1,580,250
                                                                                                       ---------------
WIRELESS TELECOMMUNICATION SERVICES (0.9%)
    AO VimpelCom ADR*                                                                         29,000         1,048,060
                                                                                                       ---------------
TOTAL RUSSIA                                                                                                 4,559,268
                                                                                                       ---------------
SINGAPORE (0.5%)
CHEMICALS (0.5%)
    Hi-P International, Ltd.^                                                                511,000           526,484
                                                                                                       ---------------
TOTAL SINGAPORE                                                                                                526,484
                                                                                                       ---------------
SOUTH AFRICA (11.8%)
BANKS (2.8%)
    FirstRand, Ltd.                                                                          237,800           563,502
    Standard Bank Group, Ltd.                                                                230,700         2,694,486
                                                                                                       ---------------
                                                                                                             3,257,988
                                                                                                       ---------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
    Telkom South Africa, Ltd.                                                                 34,970           608,309
                                                                                                       ---------------
HOUSEHOLD DURABLES (1.1%)
    Steinhoff International Holdings, Ltd.                                                   576,097         1,288,453
                                                                                                       ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                        NUMBER OF
                                                                                         SHARES            VALUE
                                                                                     ---------------   ---------------
COMMON STOCKS
SOUTH AFRICA
INDUSTRIAL CONGLOMERATES (1.0%)
    Bidvest Group, Ltd.                                                                       77,000   $     1,098,920
                                                                                                       ---------------
INSURANCE (0.8%)
    Sanlam, Ltd.                                                                             388,200           895,780
                                                                                                       ---------------
MEDIA (1.2%)
    Naspers, Ltd. N Shares                                                                   102,400         1,363,213
                                                                                                       ---------------
METALS & MINING (1.8%)
    AngloGold Ashanti, Ltd.                                                                   13,800           496,574
    Impala Platinum Holdings, Ltd.                                                             8,100           691,404
    Kumba Resources, Ltd.                                                                    112,436           880,932
                                                                                                       ---------------
                                                                                                             2,068,910
                                                                                                       ---------------
OIL & GAS (1.4%)
    Sasol                                                                                     76,500         1,646,647
                                                                                                       ---------------
PAPER & FOREST PRODUCTS (0.4%)
    Sappi, Ltd.                                                                               31,500           460,735
                                                                                                       ---------------
SPECIALTY RETAIL (0.8%)
    JD Group, Ltd.                                                                            75,800           912,224
                                                                                                       ---------------
TOTAL SOUTH AFRICA                                                                                          13,601,179
                                                                                                       ---------------
SOUTH KOREA (14.9%)
AIRLINES (0.9%)
    Korean Air Lines Company, Ltd.*                                                           59,980         1,092,596
                                                                                                       ---------------
AUTO COMPONENTS (0.6%)
    Hyundai Mobis                                                                             11,570           730,123
                                                                                                       ---------------
AUTOMOBILES (0.8%)
    Hyundai Motor Company, Ltd.                                                               17,210           919,544
                                                                                                       ---------------
BANKS (1.0%)
    Shinhan Financial Group Company, Ltd.                                                     50,200         1,126,736
                                                                                                       ---------------
ELECTRIC UTILITIES (1.6%)
    Korea Electric Power Corp.                                                                69,610         1,800,193
                                                                                                       ---------------
FOOD PRODUCTS (0.4%)
    Pulmuone Company, Ltd.                                                                     9,500           475,095
                                                                                                       ---------------
HOUSEHOLD DURABLES (1.2%)
    LG Electronics, Inc.^                                                                     22,440         1,387,769
                                                                                                       ---------------
INDUSTRIAL CONGLOMERATES (0.7%)
    GS Holdings Corp.*                                                                        36,000           778,980
                                                                                                       ---------------
INTERNET SOFTWARE & SERVICES (0.7%)
    NCsoft Corp.*                                                                              9,330           751,268
                                                                                                       ---------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (5.5%)
    Samsung Electronics Company, Ltd.                                                         14,600         6,343,708
                                                                                                       ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                        NUMBER OF
                                                                                         SHARES            VALUE
                                                                                     ---------------   ---------------
COMMON STOCKS
SOUTH KOREA
WIRELESS TELECOMMUNICATION SERVICES (1.5%)
    SK Telecom Company, Ltd.                                                                   4,100   $       781,489
    SK Telecom Company, Ltd. ADR^                                                             44,300           985,675
                                                                                                       ---------------
                                                                                                             1,767,164
                                                                                                       ---------------
TOTAL SOUTH KOREA                                                                                           17,173,176
                                                                                                       ---------------
TAIWAN (11.9%)
AUTOMOBILES (1.2%)
    China Motor Corp.                                                                      1,077,000         1,366,382
                                                                                                       ---------------
BANKS (2.2%)
    E.Sun Financial Holding Company, Ltd.                                                  1,320,000         1,098,234
    Mega Financial Holding Company, Ltd.                                                   1,599,000         1,104,144
    Taishin Financial Holdings Company, Ltd.                                                 298,219           280,385
                                                                                                       ---------------
                                                                                                             2,482,763
                                                                                                       ---------------
COMPUTERS & PERIPHERALS (2.3%)
    Advantech Company, Ltd.                                                                  432,394         1,054,393
    Compal Electronics, Inc.                                                               1,072,000         1,072,082
    LITE-ON IT Corp.                                                                         240,000           492,182
                                                                                                       ---------------
                                                                                                             2,618,657
                                                                                                       ---------------
DIVERSIFIED FINANCIALS (0.7%)
    First Financial Holding Company, Ltd.*                                                   962,000           825,635
                                                                                                       ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.0%)
    AU Optronics Corp.*                                                                      780,000         1,134,699
                                                                                                       ---------------
FOOD PRODUCTS (0.9%)
    Uni-President Enterprises Corp.                                                        1,900,000           996,287
                                                                                                       ---------------
INSURANCE (0.9%)
    Cathay Financial Holding Company, Ltd.                                                   531,000         1,089,273
                                                                                                       ---------------
REAL ESTATE (1.0%)
    Cathay Real Estate Development Company, Ltd.                                           1,938,000         1,201,355
                                                                                                       ---------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.7%)
    Taiwan Semiconductor Manufacturing Company, Ltd.                                         922,000         1,469,016
    United Microelectronics Corp.*                                                           848,662           549,643
                                                                                                       ---------------
                                                                                                             2,018,659
                                                                                                       ---------------
TOTAL TAIWAN                                                                                                13,733,710
                                                                                                       ---------------
THAILAND (5.5%)
BANKS (1.8%)
    Bangkok Bank Public Company, Ltd.                                                        305,000           896,399
    Siam City Bank Public Company, Ltd.                                                    1,790,300         1,163,580
                                                                                                       ---------------
                                                                                                             2,059,979
                                                                                                       ---------------
CONSTRUCTION MATERIALS (1.7%)
Siam Cement Public Company, Ltd.                                                             284,900         2,025,850
                                                                                                       ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                        NUMBER OF
                                                                                         SHARES            VALUE
                                                                                     ---------------   ---------------
COMMON STOCKS
THAILAND
OIL & GAS (1.1%)
    Thai Oil Public Company, Ltd.                                                            947,700   $     1,244,085
                                                                                                       ---------------
WIRELESS TELECOMMUNICATION SERVICES (0.9%)
    Advanced Info Service Public Company, Ltd.                                               364,400         1,003,624
                                                                                                       ---------------
TOTAL THAILAND                                                                                               6,333,538
                                                                                                       ---------------
TURKEY (3.2%)
BANKS (1.9%)
    Akbank T.A.S.                                                                        238,733,011         1,478,250
    Turkiye Garanti Bankasi AS                                                           203,105,990           641,625
                                                                                                       ---------------
                                                                                                             2,119,875
                                                                                                       ---------------
DIVERSIFIED FINANCIALS (1.3%)
    Koc Holding AS                                                                       233,286,000         1,522,371
                                                                                                       ---------------
TOTAL TURKEY                                                                                                 3,642,246
                                                                                                       ---------------
VENEZUELA (0.6%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.6%)
    Compania Anonima Nacional Telefonos de Venezuela ADR                                      30,100           673,939
                                                                                                       ---------------
TOTAL VENEZUELA                                                                                                673,939
                                                                                                       ---------------
TOTAL COMMON STOCKS (Cost $77,956,196)                                                                     102,386,524
                                                                                                       ---------------
PREFERRED STOCKS (5.6%)
BRAZIL (5.6%)
BANKS (1.7%)
    Banco Bradesco SA                                                                         37,600           917,632
    Banco Itau Holding Financeira SA                                                           6,870         1,032,052
                                                                                                       ---------------
                                                                                                             1,949,684
                                                                                                       ---------------
CHEMICALS (0.5%)
    Braskem SA Class A                                                                    11,700,000           590,286
                                                                                                       ---------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
    Telemar Norte Leste SA^                                                                    7,300           185,661
    Telesp-Telecomunicacoes de Sao Paulo SA                                               17,500,000           334,055
                                                                                                       ---------------
                                                                                                               519,716
                                                                                                       ---------------
ELECTRIC UTILITIES (0.9%)
    Centrais Electricas Brasileiras SA Class B                                            29,900,000           441,295
    Companhia Energetica de Minas Gerais                                                  22,700,000           554,680
                                                                                                       ---------------
                                                                                                               995,975
                                                                                                       ---------------
METALS & MINING (2.1%)
    Caemi Mineracao e Metalurgia SA*                                                         412,000           353,675
    Companhia Vale do Rio Doce ADR                                                            85,300         2,079,614
                                                                                                       ---------------
                                                                                                             2,433,289
                                                                                                       ---------------
TOTAL PREFERRED STOCKS (Cost $4,321,098)                                                                     6,488,950
                                                                                                       ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                        NUMBER OF
                                                                                         SHARES            VALUE
                                                                                     ---------------   ---------------
WARRANTS (1.0%)
INDIA (1.0%)
DIVERSIFIED FINANCIALS (1.0%)
    Maruti Udyog, Ltd. Rule 144A, (UBS), expires 10/20/05*++                                 106,900   $       214,869
    National Thermal Power Corporation, Ltd. Rule 144A, (UBS), expires 5/20/05*++             83,400           889,044
                                                                                                       ---------------
TOTAL WARRANTS (Cost $964,251)                                                                               1,103,913
                                                                                                       ---------------
RIGHTS (0.0%)
BRAZIL (0.0%)
BANKS (0.0%)
    Banco Bradesco SA*                                                                         1,040            25,150
                                                                                                       ---------------
TOTAL BRAZIL                                                                                                    25,150
                                                                                                       ---------------
THAILAND (0.0%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%)
    Telecomasia Corp. Public Company, LTD.*                                                   50,021                 0
                                                                                                       ---------------
TOTAL THAILAND                                                                                                       0
                                                                                                       ---------------
TOTAL RIGHTS (Cost $0)                                                                                          25,150
                                                                                                       ---------------
SHORT-TERM INVESTMENTS (9.2%)
    State Street Navigator Prime Fund^^                                                    6,197,801         6,197,801

                                                                                           PAR
                                                                                          (000)
                                                                                          -----
    State Street Bank and Trust Co. Euro Time Deposit, 1.400%, 1/03/05               $         4,402         4,402,000
                                                                                                       ---------------
TOTAL SHORT-TERM INVESTMENTS (Cost $10,599,801)                                                             10,599,801
                                                                                                       ---------------
TOTAL INVESTMENTS AT VALUE (104.7%) (Cost $93,841,346)                                                     120,604,338

LIABILITIES IN EXCESS OF OTHER ASSETS (-4.7%)                                                               (5,380,213)
                                                                                                       ---------------
NET ASSETS (100.0%)                                                                                    $   115,224,125
                                                                                                       ===============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depositary Receipt
                         GDR = Global Depositary Receipt

*  Non-income producing security.
++ Security exempt from registration under Rules 144A of the Securities Act of 1933. These securities may be resold in transaction exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities amounted to $2,336,235 or 2.03% of net assets.
^  Security or portion thereof is out on loan.
^^ Represents security purchased with cash collateral received for securities or loan.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS
    Investments at value, including collateral for securities on loan of $6,197,801
      (Cost $93,841,346) (Note 1)                                                              $   120,604,338(1)
    Cash                                                                                                   796
    Foreign currency at value (Cost $1,155,699)                                                      1,177,285
    Dividend and interest receivable                                                                   228,667
    Receivable for portfolio shares sold                                                                24,112
    Receivable for investments sold                                                                     18,698
    Prepaid expenses and other assets                                                                    7,002
                                                                                               ---------------
      Total Assets                                                                                 122,060,898
                                                                                               ---------------
LIABILITIES
    Advisory fee payable (Note 2)                                                                       53,915
    Administrative services fee payable (Note 2)                                                        22,761
    Payable upon return of securities loaned (Note 1)                                                6,197,801
    Deferred foreign tax liability (Note 1)                                                            246,947
    Payable for portfolio shares redeemed                                                              152,608
    Payable for investments purchased                                                                   94,507
    Other accrued expenses payable                                                                      68,234
                                                                                               ---------------
      Total Liabilities                                                                              6,836,773
                                                                                               ---------------
NET ASSETS
    Capital stock, $0.001 par value (Note 5)                                                             8,697
    Paid-in capital (Note 5)                                                                        94,391,002
    Undistributed net investment income                                                                626,735
    Accumulated net realized loss on investments and foreign currency transactions                  (6,344,172)
    Net unrealized appreciation from investments and foreign currency translations                  26,541,863
                                                                                               ---------------
      Net Assets                                                                               $   115,224,125
                                                                                               ===============
    Shares outstanding                                                                               8,697,212
                                                                                               ---------------
    Net asset value, offering price, and redemption price per share                            $         13.25
                                                                                               ===============

(1)  Including $6,024,379 of securities on loan

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

INVESTMENT INCOME (Note 1)
    Dividends                                                                                  $     2,597,217
    Interest                                                                                            25,138
    Securities lending                                                                                  18,594
    Foreign taxes withheld                                                                            (345,609)
                                                                                               ---------------
      Total investment income                                                                        2,295,340
                                                                                               ---------------
EXPENSES
    Investment advisory fees (Note 2)                                                                1,101,320
    Administrative services fees (Note 2)                                                              149,078
    Custodian fees                                                                                      83,758
    Printing fees (Note 2)                                                                              55,805
    Legal fees                                                                                          35,205
    Audit fees                                                                                          22,273
    Insurance expense                                                                                   16,357
    Transfer agent fees                                                                                  6,984
    Registration fees                                                                                    5,048
    Trustees' fees                                                                                       2,602
    Commitment fees (Note 3)                                                                             2,250
    Miscellaneous expense                                                                                8,072
                                                                                               ---------------
      Total expenses                                                                                 1,488,752
    Less: fees waived (Note 2)                                                                        (255,274)
                                                                                               ---------------
      Net expenses                                                                                   1,233,478
                                                                                               ---------------
       Net investment income                                                                         1,061,862
                                                                                               ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND
   FOREIGN CURRENCY RELATED ITEMS
    Net realized gain from investments (including Thailand Capital Gain Tax of $324,208)            11,396,948
    Net realized loss from foreign currency transactions                                              (149,372)
    Net change in unrealized appreciation (depreciation) from investments                            8,081,382
    Net change in unrealized appreciation (depreciation) from foreign currency translations             81,075
                                                                                               ---------------
    Net realized and unrealized gain from investments and foreign currency related items            19,410,033
                                                                                               ---------------
    Net increase in net assets resulting from operations                                       $    20,471,895
                                                                                               ===============

                 See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       FOR THE YEAR          FOR THE YEAR
                                                                                           ENDED                 ENDED
                                                                                     DECEMBER 31, 2004     DECEMBER 31, 2003
                                                                                     ------------------    ------------------
FROM OPERATIONS
  Net investment income                                                              $        1,061,862    $          492,551
  Net realized gain from investments and foreign currency translations                       11,247,576             2,835,837
  Net change in unrealized appreciation (depreciation) from
    investments and foreign currency translations                                             8,162,457            16,797,513
                                                                                     ------------------    ------------------
    Net increase in net assets resulting from operations                                     20,471,895            20,125,901
                                                                                     ------------------    ------------------
FROM DIVIDENDS
  Dividends from net investment income                                                         (257,121)                   --
                                                                                     ------------------    ------------------
    Net decrease in net assets resulting from dividends                                        (257,121)                   --
                                                                                     ------------------    ------------------
FROM CAPITAL SHARE TRANSACTIONS (Note 5)
  Proceeds from sale of shares                                                               48,651,946            51,362,392
  Reinvestment of dividends                                                                     257,121                    --
  Net asset value of shares redeemed                                                        (27,681,607)          (41,573,809)
                                                                                     ------------------    ------------------
    Net increase in net assets from capital share transactions                               21,227,460             9,788,583
                                                                                     ------------------    ------------------
  Net increase in net assets                                                                 41,442,234            29,914,484
NET ASSETS
  Beginning of year                                                                          73,781,891            43,867,407
                                                                                     ------------------    ------------------
  End of year                                                                        $      115,224,125    $       73,781,891
                                                                                     ==================    ==================
  Undistributed net investment income                                                $          626,735    $          236,881
                                                                                     ==================    ==================

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Year)

                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------
                                                       2004           2003          2002           2001           2000
                                                    ----------     ----------    ----------     ----------     ----------
PER SHARE DATA
  Net asset value, beginning of year                $    10.63     $     7.44    $     8.43     $     9.33     $    14.18
                                                    ----------     ----------    ----------     ----------     ----------
INVESTMENT OPERATIONS
  Net investment income                                   0.12           0.07          0.01           0.06           0.23
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                        2.53           3.12         (0.98)         (0.96)         (4.70)
                                                    ----------     ----------    ----------     ----------     ----------
      Total from investment operations                    2.65           3.19         (0.97)         (0.90)         (4.47)
                                                    ----------     ----------    ----------     ----------     ----------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                   (0.03)            --         (0.02)            --          (0.20)
  Distributions from net realized gains                     --             --            --             --          (0.15)
  Return of capital                                         --             --            --             --          (0.03)
                                                    ----------     ----------    ----------     ----------     ----------
      Total dividends and distributions                  (0.03)            --         (0.02)            --          (0.38)
                                                    ----------     ----------    ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                        $    13.25     $    10.63    $     7.44     $     8.43     $     9.33
                                                    ==========     ==========    ==========     ==========     ==========
      Total return(1)                                    25.02%         42.88%       (11.56)%        (9.65)%       (31.55)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of year (000s omitted)            $  115,224     $   73,782    $   43,867     $   38,331     $   32,604
    Ratio of expenses to average net assets(2)            1.40%          1.40%         1.40%          1.40%          1.42%
    Ratio of net investment income to average
      net assets                                          1.21%          0.94%         0.13%          0.63%          2.45%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                0.29%          0.41%         0.44%          0.49%          0.27%
  Portfolio turnover rate                                  121%           167%          128%           130%           208%

(1) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(2) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .02% for the year ended December 31, 2000. The Portfolio's net operating expense ratio after reflecting these arrangements was 1.40% for the year ended December 31, 2000. For the years ended December 31, 2004, 2003, 2002 and 2001, there was no effect on the net operating expense ratio because of transfer agent credits.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2004

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently offers eight managed investment portfolios of which one, the Emerging Markets Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks long-term growth of capital. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995.

   A) SECURITY VALUATION -- The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

   B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into

U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments in EQUITY securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolio isolates that portion of realized gains and losses on investments in DEBT securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

   C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

   E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

   F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   G) SHORT-TERM INVESTMENTS -- The Portfolio, together with other funds/ portfolios advised by Credit Suisse Asset Management, LLC

("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by CSAM. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

   H) FORWARD FOREIGN CURRENCY CONTRACTS -- The Portfolio may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Portfolio will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At December 31, 2004, the Portfolio had no open forward foreign currency contracts.

   I) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by CSAM and may be invested in a variety of investments, including certain CSAM-advised funds, funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

   The market value of securities on loan to brokers and the value of collateral held by the Portfolio with respect to such loans at December 31, 2004 is as follows:

               MARKET VALUE OF                           VALUE OF
              SECURITIES LOANED                     COLLATERAL RECEIVED
              -----------------                     -------------------
              $       6,024,379                     $         6,197,801

   Prior to March 17, 2004, Credit Suisse First Boston ("CFSB"), an affiliate of CSAM, had been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio earned no income from securities lending through the period ended March 17, 2004.

   Effective March 17, 2004, SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities, with the Portfolio receiving 70% and SSB receiving 30% of the earnings from the investment of cash collateral or any other securities lending income in accordance with the provisions of the securities lending agency agreement. The Portfolio may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

   J) OTHER -- The Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

   The Portfolio's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Portfolio to operational and other risks as well. Some countries may have restrictions that could limit the Portfolio's access to attractive investment opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Portfolio to increased volatility or substantial declines in value.

   The Portfolio may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income or capital gains are earned.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM serves as investment adviser for the Portfolio. For its investment advisory services, CSAM is entitled to receive a fee from the Portfolio at an annual rate of 1.25% of the Portfolio's average daily net assets. For the year ended December 31, 2004, investment advisory fees earned and voluntarily waived for the Portfolio were $1,101,320 and $255,274, respectively. CSAM will not recapture from the Portfolio any fees it waived during the fiscal year ended December 31, 2004.

   Credit Suisse Asset Management Limited (CSAM U.K.) ("CSAM Ltd. U.K.") and Credit Suisse Asset Management Limited (CSAM Australia) ("CSAM Ltd. Australia"), each an affiliate of CSAM, are sub-investment advisers to the Portfolio. CSAM Ltd. U.K. and CSAM Ltd. Australia's sub-investment advisory fees are paid by CSAM out of CSAM's net investment advisory fee and are not paid by the Portfolio.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and SSB serve as co-administrators to the Portfolio.

   For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.10% of the average daily net assets of the Portfolio. For the year ended December 31, 2004, co-administrative services fees earned by CSAMSI were $88,106.

   For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee schedule calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio subject to an annual minimum fee.

           AVERAGE DAILY NET ASSETS                    ANNUAL RATE
           ------------------------                    -----------
           First $5 billion                 0.050% of average daily net assets
           Next $5 billion                  0.035% of average daily net assets
           Over $10 billion                 0.020% of average daily net assets

   For the year ended December 31, 2004, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $60,972.

   In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2004, Merrill was paid $11,696 for its services to the Portfolio.

NOTE 3. LINE OF CREDIT

   The Portfolio, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2004 and during the year ended December 31, 2004, the Portfolio had no borrowings under the Credit Facility.

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the year ended December 31, 2004, purchases and sales of investment securities (excluding short-term investments) were $121,373,223 and $103,035,624, respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

   The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

                                               FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                               DECEMBER 31, 2004     DECEMBER 31, 2003
                                               ------------------    ------------------
  Shares sold                                       4,217,158             6,273,517
  Shares issued in reinvestment of dividends           23,459                    --
  Shares redeemed                                  (2,483,712)           (5,226,878)
                                                   ----------            ----------
  Net increase                                      1,756,905             1,046,639
                                                   ==========            ==========

   On December 31, 2004, the number of shareholders that held 5% or more of the outstanding shares were as follows:

                  NUMBER OF                       APPROXIMATE PERCENTAGE
                SHAREHOLDERS                       OF OUTSTANDING SHARES
                ------------                      ----------------------
                      5                                     92%

   Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

NOTE 6. FEDERAL INCOME TAXES

   Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales, post October losses, foreign tax credit adjustments, the mark-to-market of income from Passive Foreign Investment Companies and the recognition of gain from the sale of Passive Foreign Investment Companies.

   The tax characteristics of dividends paid during the years ended December 31, 2004 and 2003, respectively, for the Portfolio were as follows:

                                   ORDINARY INCOME
                               ------------------------
                                2004               2003
                                ----               ----
                             $  257,121            $ --

   At December 31, 2004, the components of distributable earnings on a tax basis for the Portfolio were as follows:

      Undistributed net investment income        $    986,118
      Accumulated net realized loss                (5,569,803)
      Unrealized appreciation                      25,457,734
      Undistributed net investment loss-other         (49,623)
                                                 ------------
                                                 $ 20,824,426
                                                 ============

   At December 31, 2004, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

                            EXPIRES DECEMBER 31, 2010
                            -------------------------
                                   $  5,569,803

   During the tax year ended December 31, 2004 the Portfolio has utilized $11,214,682 of the capital loss carryforward.

   Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2004, the Portfolio elected to defer net losses arising between November 1, 2004 and December 31, 2004 as follows:

                           CURRENCY                PFIC
                           --------               ------
                           $ 43,507               $ 6,116

   As of December 31, 2004, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $94,925,475, $26,122,357, $(443,494) and $25,678,863, respectively.

   At December 31, 2004, the Portfolio reclassified $414,887 from accumulated net investment income to accumulated net realized loss from investments, to adjust for current year permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency transactions, foreign tax credit adjustments, and the sale of Passive Foreign Investment Companies. Net assets were not affected by these reclassifications.

NOTE 7. CONTINGENCIES

   In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Credit Suisse Trust and Shareholders of Credit Suisse Trust -- Emerging Markets Portfolio:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 7, 2005

CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO
INFORMATION CONCERNING TRUSTEES AND OFFICERS (UNAUDITED)

                                        TERM                                NUMBER OF
                                        OF OFFICE(1)                        PORTFOLIOS IN
                                        AND                                 FUND
                           POSITION(S)  LENGTH        PRINCIPAL             COMPLEX         OTHER
NAME, ADDRESS AND          HELD WITH    OF TIME       OCCUPATION(S) DURING  OVERSEEN BY     DIRECTORSHIPS
DATE OF BIRTH              TRUST        SERVED        PAST FIVE YEARS       TRUSTEE         HELD BY TRUSTEE
-------------------------  -----------  ------------  --------------------  --------------  ---------------
INDEPENDENT TRUSTEES

Richard H. Francis         Trustee,     Since 1999    Currently retired     41              None
c/o Credit Suisse Asset    Nominating
Management, LLC            and Audit
466 Lexington Avenue       Committee
New York, New York         Member
10017-3140

Date of Birth: - 04/23/32

Jeffrey E. Garten          Trustee,     Since 1998(2) Dean of Yale School   40              Director of
Box 208200                 Nominating                 of Management and                     Aetna, Inc.
New Haven, Connecticut     and Audit                  William S. Beinecke                   (insurance
06520-8200                 Committee                  Professor in the                      company);
                           Member                     Practice of                           Director of
Date of Birth:  10/29/46                              International Trade                   Calpine
                                                      and Finance from                      Corporation
                                                      November 1995 to                      (energy
                                                      present.                              provider);
                                                                                            Director of
                                                                                            CarMax Group
                                                                                            (used car
                                                                                            dealers).

Peter F. Krogh             Trustee,     Since 2001    Dean Emeritus and     40              Director of
301 ICC                    Nominating                 Distinguished                         Carlisle
Georgetown University      Committee                  Professor of                          Companies
Washington, DC 20057       Chairman                   International                         Incorporated
                           and Audit                  Affairs at the                        (diversified
Date of Birth:  02/11/37   Committee                  Edmund A. Walsh                       manufacturing
                           Member                     School of Foreign                     company).
                                                      Service, Georgetown
                                                      University from June
                                                      1995 to present.

James S. Pasman, Jr.       Trustee,     Since 1999    Currently retired     42              Director of
c/o Credit Suisse Asset    Nominating                                                       Education
Management, LLC            and Audit                                                        Management
466 Lexington Avenue       Committee                                                        Corp.
New York, New York         Member
10017-3140

Date of Birth:  12/20/30

----------
(1) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
(2) Mr. Garten was initially appointed as a Trustee of the Trust on February 6, 1998. He resigned as Trustee on February 3, 2000, and was subsequently re-appointed on December 21, 2000.

                                        TERM                                NUMBER OF
                                        OF OFFICE(1)                        PORTFOLIOS IN
                                        AND                                 FUND
                           POSITION(S)  LENGTH        PRINCIPAL             COMPLEX         OTHER
NAME, ADDRESS AND          HELD WITH    OF TIME       OCCUPATION(S) DURING  OVERSEEN BY     DIRECTORSHIPS
DATE OF BIRTH              TRUST        SERVED        PAST FIVE YEARS       TRUSTEE         HELD BY TRUSTEE
-------------------------  -----------  ------------  --------------------  --------------  ---------------
INDEPENDENT TRUSTEES

Steven N. Rappaport        Lead         Since 1999    Partner of Lehigh     42              Director of
Lehigh Court, LLC          Trustee,                   Court, LLC and RZ                     Presstek, Inc.
40 East 52nd Street        Nominating                 Capital (private                      (digital
New York, New York         Committee                  investment firms)                     imaging
10022                      Member and                 from July 2002 to                     technologies
                           Audit                      present; Transition                   company);
Date of Birth:  07/10/48   Committee                  Adviser to SunGard                    Director of
                           Chairman                   Securities Finance,                   Wood Resources,
                                                      Inc. from February                    LLC. (plywood
                                                      2002 to July 2002;                    manufacturing
                                                      President of SunGard                  company).
                                                      Securities Finance,
                                                      Inc. from 2001 to
                                                      February 2002;
                                                      President of Loanet,
                                                      Inc. (on-line
                                                      accounting service)
                                                      from 1997 to 2001.

INTERESTED TRUSTEES

Michael E. Kenneally(3)    Chairman     Since 2004    Chairman and Global   44              None
Credit Suisse Asset        and Chief                  Chief Executive
Management, LLC            Executive                  Officer of CSAM
466 Lexington Avenue       Officer                    since 2003; Chairman
New York, New York                                    and Chief Investment
10017-3140                                            Officer of Banc of
                                                      America Capital
Date of Birth:  03/30/54                              Management from 1998
                                                      to March 2003.

William W. Priest(4)       Trustee      Since 1999    Chief Executive       47              Director of
Epoch Investment Partners                             Officer of J Net                      Globe Wireless,
667 Madison Avenue                                    Enterprises, Inc.                     LLC (maritime
New York, New York 10021                              (technology holdings                  communication
                                                      company) since June                   company);
Date of Birth:  09/24/41                              2004; Chief                           Director of
                                                      Executive Officer of                  InfraRed X
                                                      Epoch Investment                      (medical device
                                                      Partners, Inc. since                  company);
                                                      April 2004;                           Director of J
                                                      Co-Managing Partner,                  Net
                                                      Steinberg Priest &                    Enterprises,
                                                      Sloane Capital                        Inc.
                                                      Management, LLC from
                                                      2001 to March 2004;
                                                      Chairman and
                                                      Managing Director of
                                                      CSAM from 2000 to
                                                      February 2001; Chief
                                                      Executive Officer
                                                      and Managing
                                                      Director of CSAM
                                                      from 1990 to 2000.

----------
(3) Mr. Kenneally is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act because he is an officer of CSAM.

(4) Mr. Priest is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act because he provided consulting services to CSAM within the last two years (ended 12/31/02).

                                        TERM
                                        OF OFFICE(1)
                                        AND
                           POSITION(S)  LENGTH
NAME, ADDRESS AND          HELD WITH    OF TIME
DATE OF BIRTH              TRUST        SERVED        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------  -----------  ------------  ----------------------------------------------
OFFICERS

Michael A. Pignataro       Chief        Since 1999    Director and Director of Fund Administration of
Credit Suisse Asset        Financial                  CSAM; Associated with CSAM since 1984; Officer of
Management, LLC            Officer and                other Credit Suisse Funds.
466 Lexington Avenue       Treasurer
New York, New York
10017-3140

Date of Birth:  11/15/59


Emidio Morizio             Chief        Since 2004    Director and Global Head of Compliance of CSAM;
Credit Suisse Asset        Compliance                 Associated with CSAM since July 2000; Vice
Management, LLC            Officer                    President and Director of Compliance of
466 Lexington Avenue                                  Forstmann-Leff Associates from 1998 to June 2000;
New York, New York                                    Officer of other Credit Suisse Funds.
10017-3140

Date of Birth:  09/21/66

Ajay Mehra                 Chief Legal  Since 2004    Director and Deputy General Counsel of CSAM since
Credit Suisse Asset        Officer                    September 2004; Senior Associate of Shearman &
Management, LLC                                       Sterling LLP from September 2000 to September
466 Lexington Avenue                                  2004; Senior Counsel of the SEC Division of
New York, New York                                    Investment Management from June 1997 to September
10017-3140                                            2000; Officer of other Credit Suisse Funds.

Date of Birth:  08/14/70

J. Kevin Gao               Vice         Since 2004    Vice President and legal counsel of CSAM;
Credit Suisse Asset        President                  Associated with CSAM since July 2003; Associated
Management, LLC            and                        with the law firm of Willkie Farr & Gallagher LLP
466 Lexington Avenue       Secretary                  from 1998 to 2003; Officer of other Credit Suisse
New York, New York                                    Funds.
10017-3140

Date of Birth:  10/13/67

Robert M. Rizza            Assistant    Since 2002    Assistant Vice President of CSAM since January
Credit Suisse Asset        Treasurer                  2001; Associated with CSAM since 1998; Officer of
Management, LLC                                       other Credit Suisse Funds.
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth:  12/09/65

   The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO
TAX INFORMATION LETTER (UNAUDITED)
December 31, 2004

IMPORTANT TAX INFORMATION FOR CORPORATE SHAREHOLDERS

   During the fiscal year ended December 31, 2004, the Portfolio distributed $2,597,217 of foreign source income on which the Portfolio paid foreign taxes of $669,817. This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations thereunder.

   Corporate Shareholders should note for the year ended December 31, 2004, the percentage of the Portfolio's investment income (i.e., net investment income plus short-term capital gains) that qualified for the intercorporate dividends received deduction is 0%.

CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO
PROXY POLICY AND PORTFOLIO HOLDINGS INFORMATION

   Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30, 2004 as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

   -  By calling 1-800-222-8977

   -  On the Portfolio's website, www.csam.com/us

   - On the website of the Securities and Exchange Commission, http://www.sec.gov.

   The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

P.O. BOX 55030, BOSTON, MA 02205-5030
800-222-8977 - www.csam.com/us

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TREMK-2-1204

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE FUNDS

ANNUAL REPORT

DECEMBER 31, 2004

CREDIT SUISSE TRUST
- BLUE CHIP PORTFOLIO

CREDIT SUISSE TRUST (THE "TRUST") SHARES ARE NOT AVAILABLE DIRECTLY TO INDIVIDUAL INVESTORS, BUT MAY BE OFFERED ONLY THROUGH CERTAIN INSURANCE PRODUCTS AND PENSION AND RETIREMENT PLANS.

THE TRUST'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES (WHICH SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING), AND MORE COMPLETE INFORMATION ABOUT THE TRUST, ARE PROVIDED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-222-8977 OR BY WRITING TO CREDIT SUISSE TRUST, P.O. BOX 55030, BOSTON, MA 02205-5030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT 466 LEXINGTON AVE., NEW YORK, NY 10017-3140. THE TRUST IS ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.

THE VIEWS OF THE PORTFOLIO'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF DECEMBER 31, 2004; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. PORTFOLIO INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

CREDIT SUISSE TRUST -- BLUE CHIP PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT
December 31, 2004 (unaudited)

                                                                January 31, 2005

Dear Shareholder:

   For the 12 months ended December 31, 2004, Credit Suisse Trust -- Blue Chip Portfolio(1) (the "Portfolio") had a gain of 9.13%, versus an increase of 10.88% for the S&P 500 Index.(2)

THE MARKET: SOFT SUMMER, STRONG FOURTH QUARTER

   The US equity market began the period on a positive note, continuing a rally fueled by optimism over the economy and corporate profit growth. However, the market quickly encountered headwinds, mostly in the form of domestic and international political uncertainty, worries over rising interest rates and a surge in oil prices. Stocks languished into late October, but ended the year on a bright note when a decisive presidential election, better employment numbers and benign inflation helped ease risk concerns.

   Value stocks soundly outpaced growth stocks for the 12 months -- and were less volatile as well -- reflecting the outperformance of energy and industrial-type companies, which comprise a larger share of the value universe. Broadly, large cap equities trailed small caps, a trend often (but not always) seen in the early stages of economic recovery.

STRATEGIC REVIEW: FOCUS ON COMPANY FUNDAMENTALS

   The Portfolio had a gain but underperformed its benchmark. Good showings from the Portfolio's financial services, industrial and consumer staples holdings were countered by underperformance in the technology and consumer discretionary sectors. Another factor that hindered the Portfolio's relative performance was its underweighting in utilities, which we did not find compelling on a stock-specific basis. However, utilities had good performance for the year, rallying as investors searched for yield in a low interest-rate environment.

   With respect to recent noteworthy portfolio activity, our purchases included Beckman Coulter (1.1% of the Portfolio as of December 31, 2004), a medical instruments and testing supply company that has been gaining market share due to perceived technical advantages of its products. In the materials area we added Alcoa (0.9% of the Portfolio as of December 31, 2004), which we think could benefit from improved aluminum pricing combined with increased demand, resulting in larger operation margins. On the sales side, one position we eliminated late in the period was JC Penney, based on our concerns over management transition risk in the wake of good stock performance.

OUTLOOK: A RETURN TO NORMALCY?

   We feel that diminished monetary and fiscal stimuli could challenge the US economy and equity market in 2005, should policymakers conclude that an economy on a growth path requires no extra boost to sustain that growth. Factors that favor at least moderate economic growth are a relatively low core inflation rate, a cheap US dollar and low intermediate- and long-term interest rates. Although consumer demand may be somewhat less robust, we think it is likely that investment demand should be strong. Given the recent history of terrorist attacks, recession and war, a return to a focus on such "normal" market concerns would seem welcome. In this environment, we believe that careful stock selection based on company fundamentals should create a number of compelling longer-term investment opportunities.

Hugh Neuburger
Portfolio Manager

   IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE PORTFOLIO'S INVESTMENTS. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE PORTFOLIO COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE PORTFOLIO HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

[CHART]

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
          IN THE CREDIT SUISSE TRUST -- BLUE CHIP PORTFOLIO(1) AND THE
                   S&P 500 INDEX(2) FROM INCEPTION (11/30/01).

                                CREDIT SUISSE TRUST -- BLUE CHIP PORTFOLIO(1)           S&P 500 INDEX(2)
11/30/2001                                         $   10,000                              $   10,000
12/31/2001                                         $   10,020                              $   10,088
1/31/2002                                          $    9,800                              $    9,940
2/28/2002                                          $    9,520                              $    9,749
3/31/2002                                          $    9,880                              $   10,115
4/30/2002                                          $    9,140                              $    9,502
5/31/2002                                          $    9,000                              $    9,432
6/30/2002                                          $    8,290                              $    8,760
7/31/2002                                          $    7,670                              $    8,077
8/31/2002                                          $    7,710                              $    8,130
9/30/2002                                          $    6,850                              $    7,247
10/31/2002                                         $    7,430                              $    7,885
11/30/2002                                         $    7,870                              $    8,349
12/31/2002                                         $    7,351                              $    7,858
1/31/2003                                          $    7,171                              $    7,652
2/28/2003                                          $    7,041                              $    7,538
3/31/2003                                          $    7,141                              $    7,611
4/30/2003                                          $    7,711                              $    8,238
5/31/2003                                          $    8,041                              $    8,672
6/30/2003                                          $    8,141                              $    8,783
7/31/2003                                          $    8,321                              $    8,937
8/31/2003                                          $    8,461                              $    9,112
9/30/2003                                          $    8,369                              $    9,015
10/31/2003                                         $    8,811                              $    9,525
11/30/2003                                         $    8,801                              $    9,609
12/31/2003                                         $    9,182                              $   10,113
1/31/2004                                          $    9,353                              $   10,298
2/29/2004                                          $    9,453                              $   10,442
3/31/2004                                          $    9,303                              $   10,284
4/30/2004                                          $    9,162                              $   10,123
5/31/2004                                          $    9,293                              $   10,262
6/30/2004                                          $    9,393                              $   10,461
7/31/2004                                          $    9,082                              $   10,115
8/31/2004                                          $    9,032                              $   10,156
9/30/2004                                          $    9,131                              $   10,266
10/31/2004                                         $    9,242                              $   10,423
11/30/2004                                         $    9,647                              $   10,844
12/31/2004                                         $   10,021                              $   11,213

                 AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004(1)

                        1 YEAR             SINCE INCEPTION
                        ------             ---------------
                         9.13%                   0.07%

   RETURNS REPRESENT PAST PERFORMANCE AND INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. THE CURRENT PERFORMANCE OF THE PORTFOLIO MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE LESS THAN ORIGINAL COST. THE PERFORMANCE RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. PERFORMANCE INCLUDES THE EFFECT OF DEDUCTING EXPENSES, BUT DOES NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR VARIABLE CONTRACT OR PLAN. ACCORDINGLY, THE PROSPECTUS OF THE SPONSORING PARTICIPATING INSURANCE COMPANY SEPARATE ACCOUNT OR PLAN DOCUMENTS OR OTHER INFORMATIONAL MATERIALS SUPPLIED BY PLAN SPONSORS SHOULD BE CAREFULLY REVIEWED FOR INFORMATION ON RELEVANT CHARGES AND EXPENSES. EXCLUDING THESE CHARGES AND EXPENSES FROM QUOTATIONS OF PERFORMANCE HAS THE EFFECT OF INCREASING THE PERFORMANCE QUOTED, AND THE EFFECT OF THESE CHARGES SHOULD BE CONSIDERED WHEN COMPARING PERFORMANCE TO THAT OF OTHER MUTUAL FUNDS. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT www.csam.com/us.

----------
(1) Fee waivers and/or expense reimbursements reduced expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.
(2) The Standard & Poor's 500 Index is an unmanaged index (with no defined investment objective) of common stocks. It includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc. Investors cannot invest directly in an index.

INFORMATION ABOUT YOUR PORTFOLIO'S EXPENSES

   As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The table illustrates your Portfolio's expenses in two ways:

   - ACTUAL PORTFOLIO RETURN. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

   - HYPOTHETICAL 5% PORTFOLIO RETURN. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

   Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

                    EXPENSES AND VALUE OF A $1,000 INVESTMENT
                FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2004

ACTUAL PORTFOLIO RETURN
Beginning Account Value 7/1/04                                          $  1,000.00
Ending Account Value 12/31/04                                           $  1,066.80
Expenses Paid per $1,000*                                               $      6.03

HYPOTHETICAL 5% PORTFOLIO RETURN
Beginning Account Value 7/1/04                                          $  1,000.00
Ending Account Value 12/31/04                                           $  1,019.30
Expenses Paid per $1,000*                                               $      5.89

ANNUALIZED EXPENSE RATIOS*                                                     1.16%

----------
* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF YEAR PERIOD, THEN DIVIDED BY 366.

     THE "EXPENSES PAID PER $1,000" AND THE "ANNUALIZED EXPENSE RATIOS" IN THE TABLES ARE BASED ON ACTUAL EXPENSES PAID BY THE PORTFOLIO DURING THE PERIOD, NET OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IF THOSE FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS HAD NOT BEEN IN EFFECT, THE PORTFOLIO'S ACTUAL EXPENSES WOULD HAVE BEEN HIGHER.

For more information, please refer to the Portfolio's prospectus.

[CHART]

SECTOR BREAKDOWN*

Financial Services                                           20.4%
Technology                                                   16.2%
Industrials                                                  15.0%
Health Care                                                  13.1%
Consumer Discretionary                                       10.7%
Consumer Staples                                             10.2%
Other Energy                                                  7.9%
Materials & Processing                                        4.4%
Telecommunication Services                                    2.1%

----------
* The Portfolio's sector breakdown is expressed as a percentage of total investments and may vary over time.

CREDIT SUISSE TRUST -- BLUE CHIP PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2004

                                                                NUMBER OF
                                                                 SHARES          VALUE
                                                               ------------   ------------
COMMON STOCKS (99.7%)
AEROSPACE & DEFENSE (3.3%)
    Lockheed Martin Corp.                                             2,400   $    133,320
    United Technologies Corp.                                         3,000        310,050
                                                                              ------------
                                                                                   443,370
                                                                              ------------
AIR FREIGHT & COURIERS (1.5%)
    FedEx Corp.                                                       2,100        206,829
                                                                              ------------
BANKS (8.7%)
    Bank of America Corp.                                             4,300        202,057
    Northern Trust Corp.                                              4,500        218,610
    U.S. Bancorp                                                      7,000        219,240
    Wachovia Corp.                                                    4,700        247,220
    Wells Fargo & Co.                                                 4,500        279,675
                                                                              ------------
                                                                                 1,166,802
                                                                              ------------
BEVERAGES (3.0%)
    Anheuser-Busch Companies, Inc.                                    1,700         86,241
    PepsiCo, Inc.                                                     6,000        313,200
                                                                              ------------
                                                                                   399,441
                                                                              ------------
BIOTECHNOLOGY (1.5%)
    Biogen Idec, Inc.*                                                3,100        206,491
                                                                              ------------
BUILDING PRODUCTS (1.0%)
    American Standard Companies, Inc.*                                3,300        136,356
                                                                              ------------
CHEMICALS (2.1%)
    PPG Industries, Inc.                                              4,100        279,456
                                                                              ------------
COMMERCIAL SERVICES & SUPPLIES (2.7%)
    Automatic Data Processing, Inc.                                   3,500        155,225
    Avery Dennison Corp.                                              3,500        209,895
                                                                              ------------
                                                                                   365,120
                                                                              ------------
COMMUNICATIONS EQUIPMENT (2.8%)
    Cisco Systems, Inc.*                                             12,300        237,390
    Qualcomm, Inc.                                                    3,200        135,680
                                                                              ------------
                                                                                   373,070
                                                                              ------------
COMPUTERS & PERIPHERALS (5.7%)
    Dell, Inc.*                                                       4,000        168,560
    EMC Corp.*                                                        9,500        141,265
    International Business Machines Corp.                             2,600        256,308
    Network Appliance, Inc.*                                          6,200        205,964
                                                                              ------------
                                                                                   772,097
                                                                              ------------
DIVERSIFIED FINANCIALS (7.3%)
    Capital One Financial Corp.                                       2,900        244,209
    Citigroup, Inc.                                                   6,700        322,806
    Merrill Lynch & Company, Inc.                                     4,700        280,919
    Morgan Stanley                                                    2,500        138,800
                                                                              ------------
                                                                                   986,734
                                                                              ------------

                 See Accompanying Notes to Financial Statements.

                                                                NUMBER OF
                                                                 SHARES          VALUE
                                                               ------------   ------------
COMMON STOCKS
DIVERSIFIED TELECOMMUNICATION SERVICES (2.1%)
    Verizon Communications, Inc.                                      6,900   $    279,519
                                                                              ------------
FOOD & DRUG RETAILING (1.7%)
    CVS Corp.                                                         5,000        225,350
                                                                              ------------
FOOD PRODUCTS (1.6%)
    Kellogg Co.                                                       4,700        209,902
                                                                              ------------
HEALTHCARE EQUIPMENT & SUPPLIES (4.4%)
    Beckman Coulter, Inc.                                             2,100        140,679
    Biomet, Inc.                                                      4,400        190,916
    St. Jude Medical, Inc.*                                           6,200        259,966
                                                                              ------------
                                                                                   591,561
                                                                              ------------
HOUSEHOLD PRODUCTS (2.5%)
    Kimberly-Clark Corp.                                              2,500        164,525
    Procter & Gamble Co.                                              3,200        176,256
                                                                              ------------
                                                                                   340,781
                                                                              ------------
INDUSTRIAL CONGLOMERATES (6.1%)
    General Electric Co.                                             13,400        489,100
    Tyco International, Ltd.                                          9,300        332,382
                                                                              ------------
                                                                                   821,482
                                                                              ------------
INSURANCE (4.4%)
    Hartford Financial Services Group, Inc.                           4,800        332,688
    Prudential Financial, Inc.                                        4,600        252,816
                                                                              ------------
                                                                                   585,504
                                                                              ------------
MACHINERY (1.4%)
    Caterpillar, Inc.                                                 2,000        195,020
                                                                              ------------
MEDIA (5.0%)
    Clear Channel Communications, Inc.                                3,800        127,262
    EchoStar Communications Corp.                                     5,900        196,116
    Tribune Co.                                                       3,800        160,132
    Viacom, Inc. Class B                                              5,100        185,589
                                                                              ------------
                                                                                   669,099
                                                                              ------------
METALS & MINING (0.9%)
    Alcoa, Inc.                                                       3,900        122,538
                                                                              ------------
MULTILINE RETAIL (3.3%)
    May Department Stores Co.                                         8,800        258,720
    Wal-Mart Stores, Inc.                                             3,500        184,870
                                                                              ------------
                                                                                   443,590
                                                                              ------------
OIL & GAS (7.9%)
    ConocoPhillips                                                    4,700        408,101
    Devon Energy Corp.                                                5,400        210,168
    Exxon Mobil Corp.                                                 8,600        440,836
                                                                              ------------
                                                                                 1,059,105
                                                                              ------------

                 See Accompanying Notes to Financial Statements.

                                                                NUMBER OF
                                                                 SHARES          VALUE
                                                               ------------   ------------
COMMON STOCKS
PAPER & FOREST PRODUCTS (1.4%)
    MeadWestvaco Corp.                                                5,400   $    183,006
    Neenah Paper, Inc.                                                   75          2,445
                                                                              ------------
                                                                                   185,451
                                                                              ------------
PHARMACEUTICALS (7.2%)
    Eli Lilly & Co.                                                   2,400        136,200
    Johnson & Johnson                                                 5,300        336,126
    Schering-Plough Corp.                                            11,800        246,384
    Sepracor, Inc.*                                                   4,100        243,417
                                                                              ------------
                                                                                   962,127
                                                                              ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.7%)
    Applied Materials, Inc.*                                          8,000        136,800
    Intel Corp.                                                       9,700        226,883
                                                                              ------------
                                                                                   363,683
                                                                              ------------
SOFTWARE (3.8%)
    Electronic Arts, Inc.*                                            2,600        160,368
    Microsoft Corp.                                                  13,000        347,230
                                                                              ------------
                                                                                   507,598
                                                                              ------------
SPECIALTY RETAIL (3.7%)
    Best Buy Company, Inc.                                            2,700        160,434
    Ross Stores, Inc.                                                 5,400        155,898
    TJX Companies, Inc.                                               7,300        183,449
                                                                              ------------
                                                                                   499,781
                                                                              ------------
TOTAL COMMON STOCKS (Cost $11,610,313)                                          13,397,857
                                                                              ------------
TOTAL INVESTMENTS AT VALUE (99.7%) (Cost $11,610,313)                           13,397,857

OTHER ASSETS IN EXCESS OF LIABILITIES (0.3%)                                        38,679
                                                                              ------------
NET ASSETS (100.0%)                                                           $ 13,436,536
                                                                              ============

*  Non-income producing security.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- BLUE CHIP PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS
    Investments at value (Cost $11,610,313) (Note 1)                    $  13,397,857
    Cash                                                                       53,703
    Dividend receivable                                                        13,125
    Receivable for portfolio shares sold                                        2,087
    Prepaid expenses                                                            6,162
                                                                        -------------
      Total Assets                                                         13,472,934
                                                                        -------------
LIABILITIES
    Advisory fee payable (Note 2)                                               8,637
    Administrative services fee payable (Note 2)                                5,351
    Other accrued expenses payable                                             22,410
                                                                        -------------
      Total Liabilities                                                        36,398
                                                                        -------------
NET ASSETS
    Capital stock, $0.001 par value (Note 5)                                    1,356
    Paid-in capital (Note 5)                                               15,584,830
    Undistributed net investment income                                        96,775
    Accumulated net realized loss on investments                           (4,033,969)
    Net unrealized appreciation from investments                            1,787,544
                                                                        -------------
      Net Assets                                                        $  13,436,536
                                                                        =============
    Shares outstanding                                                      1,356,100
                                                                        -------------
    Net asset value, offering price, and redemption price per share     $        9.91
                                                                        =============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- BLUE CHIP PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

INVESTMENT INCOME (Note 1)
    Dividends                                                           $     258,857
    Interest                                                                      481
                                                                        -------------
      Total investment income                                                 259,338
                                                                        -------------
EXPENSES
    Investment advisory fees (Note 2)                                         105,106
    Administrative services fees (Note 2)                                      29,028
    Legal fees                                                                 34,466
    Audit fees                                                                 17,977
    Insurance expense                                                          14,140
    Printing fees (Note 2)                                                     10,282
    Custodian fees                                                              4,127
    Trustees' fees                                                              2,602
    Registration fees                                                           2,372
    Transfer agent fees                                                         2,273
    Interest expense (Note 3)                                                     464
    Commitment fees (Note 3)                                                      327
    Miscellaneous expense                                                       8,827
                                                                        -------------
      Total expenses                                                          231,991
    Less: fees waived (Note 2)                                                (69,428)
                                                                        -------------
      Net expenses                                                            162,563
                                                                        -------------
        Net investment income                                                  96,775
                                                                        -------------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
    Net realized gain from investments                                        483,243
    Net change in unrealized appreciation (depreciation) from
      investments                                                             603,705
                                                                        -------------
    Net realized and unrealized gain from investments                       1,086,948
                                                                        -------------
    Net increase in net assets resulting from operations                $   1,183,723
                                                                        =============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- BLUE CHIP PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      FOR THE YEAR       FOR THE YEAR
                                                                                         ENDED               ENDED
                                                                                   DECEMBER 31, 2004   DECEMBER 31, 2003
                                                                                   -----------------   -----------------
FROM OPERATIONS
  Net investment income                                                            $          96,775    $         96,799
  Net realized gain (loss) on investments                                                    483,243          (2,830,469)
  Net change in unrealized appreciation (depreciation) from investments                      603,705           6,369,975
                                                                                   -----------------   -----------------
    Net increase in net assets resulting from operations                                   1,183,723           3,636,305
                                                                                   -----------------   -----------------
FROM DIVIDENDS
  Dividends from net investment income                                                       (96,797)            (52,550)
                                                                                   -----------------   -----------------
    Net decrease in net assets resulting from dividends                                      (96,797)            (52,550)
                                                                                   -----------------   -----------------
FROM CAPITAL SHARE TRANSACTIONS (Note 5)
  Proceeds from sale of shares                                                             1,248,912           2,927,061
  Reinvestment of dividends                                                                   96,797              52,550
  Net asset value of shares redeemed                                                      (4,772,001)        (11,077,119)
                                                                                   -----------------   -----------------
    Net decrease in net assets from capital share transactions                            (3,426,292)         (8,097,508)
                                                                                   -----------------   -----------------
  Net decrease in net assets                                                              (2,339,366)         (4,513,753)

NET ASSETS
  Beginning of year                                                                       15,775,902          20,289,655
                                                                                   -----------------   -----------------
  End of year                                                                      $      13,436,536   $      15,775,902
                                                                                   =================   =================
  Undistributed net investment income                                              $          96,775   $          96,797
                                                                                   =================   =================

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- BLUE CHIP PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)

                                                                                FOR THE YEAR ENDED DECEMBER 31,
                                                                    ---------------------------------------------------
                                                                      2004          2003          2002         2001(1)
                                                                    ---------     ---------     ---------     ---------
PER SHARE DATA
  Net asset value, beginning of period                              $    9.15     $    7.35     $   10.02     $   10.00
                                                                    ---------     ---------     ---------     ---------
INVESTMENT OPERATIONS
  Net investment income                                                  0.08          0.07          0.02          0.00(2)
  Net gain (loss) on investments
    (both realized and unrealized)                                       0.75          1.76         (2.69)         0.02
                                                                    ---------     ---------     ---------     ---------
      Total from investment operations                                   0.83          1.83         (2.67)         0.02
                                                                    ---------     ---------     ---------     ---------
LESS DIVIDENDS
  Dividends from net investment income                                  (0.07)        (0.03)         0.00(2)         --
                                                                    ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                                      $    9.91     $    9.15     $    7.35     $   10.02
                                                                    =========     =========     =========     =========
    Total return(3)                                                      9.13%        24.92%       (26.64)%        0.20%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                          $  13,437     $  15,776     $  20,290     $   5,122
    Ratio of expenses to average net assets(4)                           1.16%         1.16%         1.16%         1.16%(5)
    Ratio of net investment income to average net assets                 0.69%         0.58%         0.25%         0.35%(5)
    Decrease reflected in above operating expense ratios due to
      waivers/reimbursements                                             0.50%         0.33%         0.23%         4.86%(5)
  Portfolio turnover rate                                                  47%           40%           31%            2%

(1) For the period November 30, 2001 (commencement of operations) through December 31, 2001.

(2)  This amount represents less than $0.01 per share.

(3) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. For the years ended December 31, 2004, 2003 and 2002, and the period ended December 31, 2001, there was no effect on the net operating expense ratio because of transfer agent credits.

(5)  Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- BLUE CHIP PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2004

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently offers eight managed investment portfolios of which one, the Blue Chip Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks long-term capital appreciation. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995.

   A) SECURITY VALUATION -- The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

   B) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

   D) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

   E) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from these estimates.

   F) SHORT-TERM INVESTMENTS -- The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by CSAM. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

   G) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by CSAM and may be invested in a variety of investments, including certain CSAM-advised funds, funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio had no securities out on loan at December 31, 2004.

   Prior to March 17, 2004, Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, had been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio earned no income from securities lending through the period ended March 17, 2004.

   Effective March 17, 2004, SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from the securities lending activities, with the Portfolio receiving 70% and SSB receiving 30% of the earnings from the investment of cash collateral or any other securities lending income in accordance with the provisions of the securities lending agency agreement. The Portfolio may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM serves as investment adviser for the Portfolio. For its investment advisory services, CSAM is entitled to receive a fee, computed daily and payable monthly, from the Portfolio based on the following fee schedule:

          AVERAGE DAILY NET ASSETS                     ANNUAL RATE
          ------------------------          ---------------------------------
          First $100 million                0.75% of average daily net assets
          Over $100 million                 0.50% of average daily net assets

   For the year ended December 31, 2004, investment advisory fees earned and voluntarily waived for the Portfolio were $105,106 and $69,428, respectively. CSAM will not recapture from the Portfolio any fees it waived during the fiscal year ended December 31, 2004.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and SSB serve as co-administrators to the Portfolio.

   For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.10% of the average daily net assets of the Portfolio. For the year ended December 31, 2004, co-administrative services fees earned by CSAMSI were $14,014.

   For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee schedule calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee.

           AVERAGE DAILY NET ASSETS                     ANNUAL RATE
           ------------------------         ----------------------------------
           First $5 billion                 0.050% of average daily net assets
           Next $5 billion                  0.035% of average daily net assets
           Over $10 billion                 0.020% of average daily net assets

   For the year ended December 31, 2004, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $15,014.

   In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2004, Merrill was paid $5,738 for its services to the Portfolio.

NOTE 3. LINE OF CREDIT

   The Portfolio, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2004, there were no loans outstanding for the Portfolio under the Credit Facility. During the year ended December 31, 2004, the Portfolio had borrowings under the Credit Facility as follows:

           AVERAGE DAILY        WEIGHTED AVERAGE           MAXIMUM DAILY
           LOAN BALANCE          INTEREST RATE           LOAN OUTSTANDING
           -------------        ----------------         ----------------
            $  660,506               1.581%                 $  854,000

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the year ended December 31, 2004, purchases and sales of investment securities (excluding short-term investments) were $6,629,753 and $10,069,261, respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

   The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $0.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

                                                  FOR THE YEAR ENDED       FOR THE YEAR ENDED
                                                  DECEMBER 31, 2004        DECEMBER 31, 2003
                                                  ------------------       ------------------
   Shares sold                                          133,910                  382,391
   Shares issued in reinvestment of dividends            10,697                    6,197
   Shares redeemed                                     (512,656)              (1,423,536)
                                                       --------               ----------
   Net decrease                                        (368,049)              (1,034,948)
                                                       ========               ==========

   On December 31, 2004, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio were as follows:

             NUMBER OF                    APPROXIMATE PERCENTAGE
           SHAREHOLDERS                    OF OUTSTANDING SHARES
           ------------                   ----------------------
                2                                   99%

   Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

NOTE 6. FEDERAL INCOME TAXES

   Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of post-October losses, and wash sales.

   The tax characteristics of dividends paid during the years ended December 31, 2004 and December 31, 2003 for the Portfolio were as follows:

                                 ORDINARY INCOME
                            -------------------------
                               2004            2003
                            ---------       ---------
                            $  96,797       $  52,550

   At December 31, 2004, the components of distributable earnings on a tax basis for the Portfolio were as follows:

       Undistributed net investment income          $      96,775
       Accumulated net realized loss                   (3,901,194)
       Unrealized appreciation                          1,671,671
       Undistributed Capital -- other                     (16,902)
                                                    -------------
                                                    $  (2,149,650)
                                                    =============

NOTE 6. FEDERAL INCOME TAXES

   At December 31, 2004, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

                              EXPIRES DECEMBER 31,
                        -----------------------------
                            2010             2011
                        ----------       ------------
                        $  427,772       $  3,473,422

   During the tax year ended December 31, 2004, the Portfolio utilized $467,945 of the capital loss carryforward.

   Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2004, the Portfolio elected to defer net losses of $16,902 arising between November 1, 2004 and December 31, 2004 as follows:

   At December 31, 2004, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $11,726,186, $1,934,368, $(262,697) and $1,671,671, respectively.

NOTE 7. CONTINGENCIES

   In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

CREDIT SUISSE TRUST -- BLUE CHIP PORTFOLIO
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Credit Suisse Trust and Shareholders of Credit Suisse Trust -- Blue Chip Portfolio:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Blue Chip Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 7, 2005

CREDIT SUISSE TRUST -- BLUE CHIP PORTFOLIO
INFORMATION CONCERNING TRUSTEES AND OFFICERS (UNAUDITED)

                                                      TERM                                     NUMBER OF
                                                      OF OFFICE(1)                             PORTFOLIOS IN
                                                      AND                                      FUND
                                POSITION(S)           LENGTH         PRINCIPAL                 COMPLEX         OTHER
NAME, ADDRESS AND               HELD WITH             OF TIME        OCCUPATION(S) DURING      OVERSEEN BY     DIRECTORSHIPS
DATE OF BIRTH                   TRUST                 SERVED         PAST FIVE YEARS           TRUSTEE         HELD BY TRUSTEE
------------------------------  -------------------   ------------   -----------------------   -------------   ---------------------
INDEPENDENT TRUSTEES

Richard H. Francis              Trustee, Nominating   Since          Currently retired         41              None
c/o Credit Suisse Asset         and Audit Committee   1999
Management, LLC                 Member
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 04/23/32

Jeffrey E. Garten(2)            Trustee, Nominating   Since          Dean of Yale School of    40              Director of Aetna,
Box 208200                      and Audit Committee   1998           Management and William                    Inc. (insurance
New Haven, Connecticut          Member                               S. Beinecke Professor                     company); Director
06520-8200                                                           in the Practice of                        of Calpine
                                                                     International Trade and                   Corporation (energy
Date of Birth: 10/29/46                                              Finance from November                     provider); Director
                                                                     1995 to present.                          of CarMax Group
                                                                                                               (used car dealers).

Peter F. Krogh                  Trustee, Nominating   Since          Dean Emeritus and         40              Director of Carlisle
301 ICC                         Committee Chairman    2001           Distinguished Professor                   Companies
Georgetown University           and Audit Committee                  of International                          Incorporated
Washington, DC 20057            Member                               Affairs at the Edmund                     (diversified
                                                                     A. Walsh School of                        manufacturing
Date of Birth: 02/11/37                                              Foreign Service,                          company).
                                                                     Georgetown University
                                                                     from June 1995 to
                                                                     present.

----------
(1) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
(2) Mr. Garten was initially appointed as a Trustee of the Trust on February 6, 1998. He resigned as Trustee on February 3, 2000, and was subsequently re-appointed on December 21, 2000.

                                                      TERM                                     NUMBER OF
                                                      OF OFFICE(1)                             PORTFOLIOS IN
                                                      AND                                      FUND
                                POSITION(S)           LENGTH         PRINCIPAL                 COMPLEX         OTHER
NAME, ADDRESS AND               HELD WITH             OF TIME        OCCUPATION(S) DURING      OVERSEEN BY     DIRECTORSHIPS
DATE OF BIRTH                   TRUST                 SERVED         PAST FIVE YEARS           TRUSTEE         HELD BY TRUSTEE
------------------------------  -------------------   ------------   -----------------------   -------------   ---------------------
INDEPENDENT TRUSTEES

James S. Pasman, Jr.            Trustee, Nominating   Since          Currently retired         42              Director of
c/o Credit Suisse Asset         and Audit Committee   1999                                                     Education Management
Management, LLC                 Member                                                                         Corp.
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 12/20/30

Steven N. Rappaport             Lead Trustee,         Since          Partner of Lehigh         42              Director of
Lehigh Court, LLC               Nominating Committee  1999           Court, LLC and RZ                         Presstek, Inc.
40 East 52nd Street             Member and Audit                     Capital (private                          (digital imaging
New York, New York              Committee Chairman                   investment firms) from                    technologies
10022                                                                July 2002 to present;                     company); Director
                                                                     Transition Adviser to                     of Wood Resources,
Date of Birth: 07/10/48                                              SunGard Securities                        LLC. (plywood
                                                                     Finance, Inc. from                        manufacturing
                                                                     February 2002 to July                     company).
                                                                     2002; President of
                                                                     SunGard Securities
                                                                     Finance, Inc. from 2001
                                                                     to February 2002;
                                                                     President of Loanet,
                                                                     Inc. (on-line
                                                                     accounting service)
                                                                     from 1997 to 2001.

INTERESTED TRUSTEES

Michael E. Kenneally(3)         Chairman and Chief    Since          Chairman and Global       44              None
Credit Suisse Asset             Executive Officer     2004           Chief Executive Officer
Management, LLC                                                      of CSAM since 2003;
466 Lexington Avenue                                                 Chairman and Chief
New York, New York                                                   Investment Officer of
10017-3140                                                           Banc of America Capital
                                                                     Management from 1998 to
Date of Birth: 03/30/54                                              March 2003.

----------
(3) Mr. Kenneally is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act because he is an officer of CSAM.

                                                      TERM                                     NUMBER OF
                                                      OF OFFICE(1)                             PORTFOLIOS IN
                                                      AND                                      FUND
                                POSITION(S)           LENGTH         PRINCIPAL                 COMPLEX         OTHER
NAME, ADDRESS AND               HELD WITH             OF TIME        OCCUPATION(S) DURING      OVERSEEN BY     DIRECTORSHIPS
DATE OF BIRTH                   TRUST                 SERVED         PAST FIVE YEARS           TRUSTEE         HELD BY TRUSTEE
------------------------------  -------------------   ------------   -----------------------   -------------   ---------------------
INTERESTED TRUSTEES

William W. Priest(4)            Trustee               Since          Chief Executive Officer   47              Director of Globe
Epoch Investment Partners                             1999           of J Net Enterprises,                     Wireless, LLC
667 Madison Avenue                                                   Inc. (technology                          (maritime
New York, New York 10021                                             holdings company) since                   communication
                                                                     June 2004; Chief                          company); Director
Date of Birth: 09/24/41                                              Executive Officer of                      of InfraRed X
                                                                     Epoch Investment                          (medical device
                                                                     Partners, Inc. since                      company); Director
                                                                     April 2004; Co-Managing                   of J Net
                                                                     Partner, Steinberg                        Enterprises, Inc.
                                                                     Priest & Sloane Capital
                                                                     Management, LLC from
                                                                     2001 to March 2004;
                                                                     Chairman and Managing
                                                                     Director of CSAM from
                                                                     2000 to February 2001;
                                                                     Chief Executive Officer
                                                                     and Managing Director
                                                                     of CSAM from 1990 to
                                                                     2000.

----------
(4) Mr. Priest is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act because he provided consulting services to CSAM within the last two years (ended 12/31/02).

                                                      TERM
                                                      OF OFFICE(1)
                                                      AND
                                POSITION(S)           LENGTH
NAME, ADDRESS AND               HELD WITH             OF TIME
DATE OF BIRTH                   TRUST                 SERVED         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------  -------------------   ------------   ----------------------------------------------
OFFICERS

Michael A. Pignataro            Chief Financial       Since          Director and Director of Fund Administration of CSAM;
Credit Suisse Asset             Officer and           1999           Associated with CSAM since 1984; Officer of other Credit
Management, LLC                 Treasurer                            Suisse Funds.
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 11/15/59

Emidio Morizio                  Chief Compliance      Since          Director and Global Head of Compliance of CSAM; Associated
Credit Suisse Asset             Officer               2004           with CSAM since July 2000; Vice President and Director of
Management, LLC                                                      Compliance of Forstmann-Leff Associates from 1998 to June
466 Lexington Avenue                                                 2000; Officer of other Credit Suisse Funds.
New York, New York
10017-3140

Date of Birth: 09/21/66

Ajay Mehra                      Chief Legal Officer   Since          Director and Deputy General Counsel of CSAM since September
Credit Suisse Asset                                   2004           2004; Senior Associate of Shearman & Sterling LLP from
Management, LLC                                                      September 2000 to September 2004; Senior Counsel of the SEC
466 Lexington Avenue                                                 Division of Investment Management from June 1997 to
New York, New York                                                   September 2000; Officer of other Credit Suisse Funds.
10017-3140

Date of Birth: 08/14/70

J. Kevin Gao                    Vice President and    Since          Vice President and legal counsel of CSAM; Associated with
Credit Suisse Asset             Secretary             2004           CSAM since July 2003; Associated with the law firm of
Management, LLC                                                      Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of
466 Lexington Avenue                                                 other Credit Suisse Funds.
New York, New York
10017-3140

Date of Birth: 10/13/67

Robert M. Rizza                 Assistant Treasurer   Since          Assistant Vice President of CSAM since January 2001;
Credit Suisse Asset                                   2002           Associated with CSAM since 1998; Officer of other Credit
Management, LLC                                                      Suisse Funds.
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 12/09/65

   The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

CREDIT SUISSE TRUST -- BLUE CHIP PORTFOLIO
TAX INFORMATION LETTER (UNAUDITED)
December 31, 2004

IMPORTANT TAX INFORMATION FOR CORPORATE SHAREHOLDERS

   Corporate shareholders should note for the year ended December 31, 2004, the percentage of the Portfolio's investment income (i.e., net investment income plus short-term capital gains) that qualified for the intercorporate dividends received deduction is 100%.

CREDIT SUISSE TRUST -- BLUE CHIP PORTFOLIO
PROXY POLICY AND PORTFOLIO HOLDINGS INFORMATION

   Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30, 2004 as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

   -  By calling 1-800-222-8977

   -  On the Portfolio's website, www.csam.com/us

   - On the website of the Securities and Exchange Commission, http://www.sec.gov.

   The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

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

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

P.O. BOX 55030, BOSTON, MA 02205-5030      [CREDIT SUISSE ASSET MANAGEMENT LOGO]
800-222-8977 - www.csam.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TRBLC-2-1204

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2004. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2004.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's governing board has determined that it has three audit committee financial experts serving on its audit committee: Richard H. Francis, James S. Pasman, Jr., and Steven N. Rappaport. Each audit committee financial expert is "independent" for purposes of this item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP ("PwC"), for its fiscal years ended December 31, 2003 and December 31, 2004.

                                         2003            2004
-------------------------------------------------------------------
Audit Fees                               $ 113,206       $  113,206
Audit-Related Fees(1)                    $  24,000       $   36,000
Tax Fees(2)                              $  19,932       $   18,609
All Other Fees                                  --               --
-------------------------------------------------------------------
Total                                    $ 157,138       $  167,815
-------------------------------------------------------------------

(1) Services include agreed-upon procedures in connection with the registrant's semi-annual financial statements ($24,000), and the registrant's third quarter 2004 Form N-Q filing ($12,000).

(2) Tax services in connection with the registrant's excise tax calculations and review of the registrant's applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant's operations and financial reporting and that were rendered by PwC to the registrant's investment adviser, Credit Suisse Asset Management, LLC ("CSAM"), and any service provider to the registrant controlling, controlled by or under common control with CSAM that provided ongoing services to the registrant ("Covered Services Provider"), for the registrant's fiscal years ended December 31, 2003 and December 31, 2004.

                                         2003            2004
-------------------------------------------------------------------
Audit-Related Fees                       N/A             N/A

Tax Fees                                 N/A             N/A
All Other Fees                           N/A             N/A
-------------------------------------------------------------------
Total                                    N/A             N/A
-------------------------------------------------------------------

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to CSAM and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than CSAM or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, CSAM and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

                                         2003            2004
-------------------------------------------------------------------
Audit-Related Fees                       N/A             N/A
Tax Fees                                 N/A             N/A
All Other Fees                           N/A             N/A
-------------------------------------------------------------------
Total                                    N/A             N/A
-------------------------------------------------------------------

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to CSAM and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant's fiscal years ended December 31, 2003 and December 31, 2004:

                                         2003            2004
-------------------------------------------------------------------
Audit-Related Fees                       N/A             N/A
Tax Fees                                 N/A             N/A
All Other Fees                           N/A             N/A
-------------------------------------------------------------------
Total                                    N/A             N/A
-------------------------------------------------------------------

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, CSAM and Covered Service Providers for the fiscal years ended December 31, 2003 and December 31, 2004 were $43,932 and $54,609, respectively.

(h) Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Form N-CSR disclosure requirement is not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement is not applicable to the registrant.

ITEM 8. PORTFOLIO MANGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement is not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Form N-CSR disclosure requirement is not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.
(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Registrant's Code of Ethics is an exhibit to this report.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          CREDIT SUISSE TRUST

          /s/ Michael E. Kenneally
          ------------------------
          Name:  Michael E. Kenneally
          Title: Chief Executive Officer
          Date:  March 8, 2005

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

          /s/ Michael E. Kenneally
          ------------------------
          Name:  Michael E. Kenneally
          Title: Chief Executive Officer
          Date:  March 8, 2005

          /s/ Michael A. Pignataro
          ------------------------
          Name:  Michael A. Pignataro
          Title: Chief Financial Officer
          Date:  March 8, 2005